                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-6174
--------------------------------------------------------------------------------
                             MFS INSTITUTIONAL TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Stephen E. Cavan
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
--------------------------------------------------------------------------------
                     Date of fiscal year end: June 30, 2003
--------------------------------------------------------------------------------
                    Date of reporting period: June 30, 2003
--------------------------------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                MFS(R) INSTITUTIONAL
                MID CAP GROWTH FUND


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------


MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Eric B. Fischman+                                        business day from 9 a.m. to 5 p.m. Eastern time.
David E. Sette-Ducati+                                   (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
AUDITORS                                                 touch-tone telephone.
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA                          WORLD WIDE WEB
                                                         www.mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Shareholders,
For the 12 months ended June 30, 2003, the fund provided a total return of 4.63%. This return, which includes the reinvestment of any dividend and capital gains distributions, compares to a return over the same period of 7.35% for the fund's benchmark, the Russell Midcap Growth Index. The Russell Midcap Growth Index (the Russell Index) measures the performance of U.S. mid- cap growth stocks.

MARKET ENVIRONMENT
Over the 12-month period, the overall mid-cap growth equity market, as represented by the Russell Index, outperformed the U.S. stock market, as represented by the Standard & Poor's 500 Stock Index, which returned 0.25%.

Within the Russell Index, the strongest sector was utilities & communications. Basic materials, technology and health care were also strong sectors during the period. The worst-performing sectors for the Russell Index were industrial goods & services, autos & housing, consumer staples, and financial services.

POSITIONING THE PORTFOLIO
Sector weights are a function of where we have found investment opportunities in the stock market. The largest increases in sector weightings during the period were in the health care and leisure sectors. The largest decreases in sector weightings were in the technology, financial services, and energy sectors.

PERFORMANCE CONTRIBUTORS
Relative to the Russell Index, leisure and health care were the portfolio's strongest-performing sectors over the period. Within leisure, EchoStar and InterActive Corp. were our strongest-performing stock holdings.

Biotech companies such as Genzyme and holdings such as CYTYC, Caremark Rx, and Guidant helped performance in the health care sector. Internet travel firm Expedia Inc. in the special products & services sector and technology, electronics, and business services holdings VERITAS, Mercury Interactive, and Analog Devices also contributed to performance.

DETRACTORS FROM PERFORMANCE
Special products & services, retailing, and utilities & communications were the portfolio's weakest-performing sectors over the period, on a relative basis. In the special products and services sector, holdings that detracted from performance included CSG Systems International Inc., Concord EFS, which were sold out of the portfolio and BISYS Group. Retailing stocks that hurt results included BJ's Wholesale Club, which was sold out of the portfolio.

Additional holdings that detracted significantly from performance included HealthSouth, which was eliminated from the portfolio after the launch of an SEC investigation into the company's accounting practices. Internet financial services provider S1 Corp. also detracted from performance, and was sold out of the portfolio.

Respectfully,

/s/ David E. Sette-Ducati                   /s/ Eric B. Fischman

    David E. Sette-Ducati                       Eric B. Fischman
    Portfolio Manager                           Portfolio Manager

Note to investors: In June 2002, the portfolio became team managed, with David
E. Sette-Ducati and Eric B. Fischman as managers. The portfolio was previously managed by Mark Regan and Mr. Sette-Ducati.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

David E. Sette-Ducati is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth, and mid-cap growth portfolios of our mutual funds, offshore investment products, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers.

Eric B. Fischman, CFA, is a portfolio manager for MFS Investment Management(R). He is a manager of the mid-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. Mr. Fischman joined MFS as a research analyst in 2000 specializing in the cable television, entertainment, Internet, and technical and consumer software industries. He was promoted to portfolio manager in April 2002. From 1998 to 2000, he served as an equity research analyst at State Street Research, covering the telecommunications services and telecommunications equipment industries. Prior to that, he served as an equity research analyst at Dreyfus Corp. From 1994 to 1996, he was Vice President at Funds Distributor and, from 1992 to 1994, he was a staff attorney at the Federal Reserve Board in Washington, D.C. He earned an MBA from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. He also holds a Certified Financial Analyst designation.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: December 28, 1995

Size: $70.2 million net assets as of June 30, 2003.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, December 28, 1995, through June 30, 2003. Index information is from January 1, 1996.)

                                 MFS
                            Institutional             Russell
                               Mid Cap                Mid Cap
                             Growth Fund           Growth Index
            12/95            $ 3,000,000            $3,000,000
            6/97               3,770,000             3,896,000
            6/99               5,942,000             5,812,000
            6/00              10,729,000             8,637,000
            6/02               4,586,000             4,357,000
            6/03               4,798,600             4,677,722

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

                                                           1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                    +4.63%           -55.27%            -1.43%           +59.95%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                +4.63%           -23.53%            -0.29%           + 6.46%
-----------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARKS(+)
                                                           1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------
Average mid cap growth fund+                               +0.05%           -17.54%            -0.73%           + 4.99%
-----------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index#                               +7.35%           -18.49%            -0.64%           + 6.10%
-----------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, December 28, 1995, through June 30, 2003. Index information is from January 1, 1996.
(+) Average annual rates of return.
+   Source: Lipper Inc., an independent firm that reports mutual fund performance.
#   Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging markets securities involves risks relating to interest-rates, currency-exchange-rates, economic, and political conditions.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase share price volatility. See the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - June 30, 2003

Stocks - 96.8%
-------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                   SHARES               VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 95.1%
  Aerospace - 1.3%
    Alliant Techsystems, Inc.*                                                            4,200         $   218,022
    ITT Industries, Inc.                                                                 10,700             700,422
                                                                                                        -----------
                                                                                                        $   918,444
-------------------------------------------------------------------------------------------------------------------
  Airlines - 0.8%
    JetBlue Airways Corp.*                                                               12,800         $   541,312
-------------------------------------------------------------------------------------------------------------------
  Biotechnology - 5.8%
    Affymetrix, Inc.*                                                                     7,100         $   139,941
    Biogen, Inc.*                                                                         4,900             186,200
    Celgene Corp.*                                                                       11,000             334,400
    Genzyme Corp.*                                                                       26,700           1,116,060
    Gilead Sciences, Inc.*                                                                9,200             511,336
    ICOS Corp.*                                                                           6,500             238,875
    InterMune, Inc.*                                                                      6,370             102,621
    Millipore Corp.*                                                                     32,100           1,424,277
                                                                                                        -----------
                                                                                                        $ 4,053,710
-------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 6.7%
    EchoStar Communications Corp., "A"*                                                  42,430          $1,468,927
    Entercom Communications Corp.*                                                       14,300             700,843
    E.W. Scripps Co.                                                                     11,700           1,038,024
    Getty Images, Inc.*                                                                   8,200             338,660
    Hearst-Argyle Television, Inc.*                                                      18,500             479,150
    Univision Communications, Inc., "A"*                                                 21,200             644,480
                                                                                                        -----------
                                                                                                        $ 4,670,084
-------------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 3.4%
    Affiliated Managers Group, Inc.*                                                      5,700         $   347,415
    Ameritrade Holding Corp.*                                                            47,300             350,493
    E*TRADE Group, Inc.*                                                                 24,700             209,950
    Legg Mason, Inc.                                                                      5,500             357,225
    Lehman Brothers Holdings, Inc.                                                       11,100             737,928
    T. Rowe Price Group, Inc.                                                             5,900             222,725
    Waddell & Reed Financial, Inc., "A"                                                   7,200             184,824
                                                                                                        -----------
                                                                                                        $ 2,410,560
-------------------------------------------------------------------------------------------------------------------
  Business Services - 6.2%
    BISYS Group, Inc.*                                                                   47,500         $   872,575
    DST Systems, Inc.*                                                                   22,800             866,400
    Manpower, Inc.                                                                       19,500             723,255
    Monster Worldwide, Inc.*                                                              9,000             177,570
    Paychex, Inc.                                                                        10,600             310,686
    Robert Half International, Inc.*                                                     17,200             325,768
    SunGard Data Systems, Inc.*                                                          40,700           1,054,537
                                                                                                        -----------
                                                                                                        $ 4,330,791
-------------------------------------------------------------------------------------------------------------------
  Computer Software - 4.5%
    Amdocs Ltd.*                                                                         27,600         $   662,400
    BEA Systems, Inc.*                                                                   57,300             622,278
    Mercury Interactive Corp.*                                                            8,800             339,768
    VERITAS Software Corp.*                                                              54,800           1,571,116
                                                                                                        -----------
                                                                                                        $ 3,195,562
-------------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Symantec Corp.*                                                                      10,600            $464,916
-------------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.7%
    BearingPoint, Inc.*                                                                  37,500         $   361,875
    Network Associates, Inc.*                                                            62,870             797,192
                                                                                                        -----------
                                                                                                        $ 1,159,067
-------------------------------------------------------------------------------------------------------------------
  Consumer Services - 2.4%
    Apollo Group, Inc.*                                                                   6,400         $   395,264
    Expedia, Inc.*                                                                       16,600           1,267,908
                                                                                                        -----------
                                                                                                        $ 1,663,172
-------------------------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Smurfit-Stone Container Corp.*                                                       17,600         $   229,328
-------------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Energizer Holdings, Inc.*                                                            11,300         $   354,820
-------------------------------------------------------------------------------------------------------------------
  Electronics - 6.7%
    Agere Systems, Inc.*                                                                199,000         $   457,700
    Altera Corp.*                                                                        37,200             610,080
    Analog Devices, Inc.*                                                                28,000             974,960
    Lam Research Corp.*                                                                  16,300             296,823
    Maxim Integrated Products, Inc.                                                      15,300             523,107
    Microchip Technology, Inc.                                                           15,400             379,302
    Novellus Systems, Inc.*                                                              31,200           1,142,575
    Xilinx, Inc.*                                                                        11,700             296,127
                                                                                                        -----------
                                                                                                        $ 4,680,674
-------------------------------------------------------------------------------------------------------------------
  Financial Services - 1.4%
    Investors Financial Services Corp.                                                   33,700         $   977,637
-------------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.9%
    Hershey Foods Corp.                                                                   9,200         $   640,872
-------------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 2.8%
    Four Seasons Hotels, Inc.                                                             8,600         $   372,036
    MGM Mirage, Inc.*                                                                    15,700             536,626
    Royal Caribbean Cruises Ltd.                                                         24,300             562,788
    Starwood Hotels & Resorts Co.                                                        17,600             503,184
                                                                                                        -----------
                                                                                                         $1,974,634
-------------------------------------------------------------------------------------------------------------------
  Healthcare - 2.1%
    Caremark Rx, Inc.*                                                                   56,200         $ 1,443,216
-------------------------------------------------------------------------------------------------------------------
  Industrial - 1.0%
    Rockwell Automation, Inc.                                                            30,500         $   727,120
-------------------------------------------------------------------------------------------------------------------
  Insurance - 1.3%
    Arthur J. Gallagher & Co.                                                             9,600         $   261,120
    ChoicePoint, Inc.*                                                                   19,300             666,236
                                                                                                        -----------
                                                                                                        $   927,356
-------------------------------------------------------------------------------------------------------------------
  Internet - 1.6%
    InterActive Corp.*                                                                   19,400         $   767,658
    Yahoo!, Inc.*                                                                        11,400             373,464
                                                                                                        -----------
                                                                                                        $ 1,141,122
-------------------------------------------------------------------------------------------------------------------
  Leisure & Toys - 0.1%
    Mattel, Inc.                                                                          1,900         $    35,948
-------------------------------------------------------------------------------------------------------------------
  Media - 1.6%
    LIN TV Corp., "A"*                                                                    6,500         $   153,075
    Westwood One, Inc.*                                                                  29,000             983,970
                                                                                                        -----------
                                                                                                        $ 1,137,045
-------------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 4.0%
    AmerisourceBergen Corp.                                                              10,500         $   728,175
    DENTSPLY International, Inc.                                                         30,400           1,243,360
    IDEC Pharmaceuticals Corp.*                                                          24,900             846,600
                                                                                                        -----------
                                                                                                        $ 2,818,135
-------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.7%
    Health Management Associates, Inc., "A"                                              22,500            $415,125
    Medimmune, Inc.*                                                                     24,200             880,154
    Tenet Healthcare Corp.*                                                              27,400             319,210
    WebMD Corp.*                                                                         25,800             279,414
                                                                                                        -----------
                                                                                                        $ 1,893,903
-------------------------------------------------------------------------------------------------------------------
  Medical Equipment - 6.6%
    Apogent Technologies, Inc.*                                                          20,200            $404,000
    CYTYC Corp.*                                                                         86,600             911,032
    Guidant Corp.                                                                        16,500             732,435
    Invitrogen Corp.*                                                                    16,600             636,942
    Thermo Electron Corp.*                                                               18,600             390,972
    Waters Corp.*                                                                        53,400           1,555,542
                                                                                                        -----------
                                                                                                        $ 4,630,923
-------------------------------------------------------------------------------------------------------------------
  Oil Services - 4.7%
    Baker Hughes, Inc.                                                                   19,400         $   651,258
    BJ Services Co.*                                                                     25,700             960,152
    Cooper Cameron Corp.*                                                                11,400             574,332
    GlobalSantaFe Corp.                                                                  26,100             609,174
    Noble Corp.*                                                                            700              24,010
    Smith International, Inc.*                                                           12,800             470,272
                                                                                                        -----------
                                                                                                        $ 3,289,198
-------------------------------------------------------------------------------------------------------------------
  PC & Peripheral - 0.5%
    Apple Computer, Inc.*                                                                19,300         $   369,016
-------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.8%
    Medicis Pharmaceutical Corp.*                                                         8,200            $464,940
    Mylan Laboratories, Inc.                                                             22,950             797,971
                                                                                                        -----------
                                                                                                        $ 1,262,911
-------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.9%
    McGraw-Hill Cos., Inc.                                                                9,400         $   582,800
    Meredith Corp.                                                                       13,000             572,000
    New York Times Co., "A"                                                               4,200             191,100
    Tribune Co.                                                                          14,500             700,350
                                                                                                        -----------
                                                                                                        $ 2,046,250
-------------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 2.7%
    Outback Steakhouse, Inc.                                                             28,500         $ 1,111,500
    Starbucks Corp.*                                                                     16,400             402,128
    The Cheesecake Factory*                                                              11,700             419,913
                                                                                                        -----------
                                                                                                        $ 1,933,541
-------------------------------------------------------------------------------------------------------------------
  Retail - 7.2%
    Family Dollar Stores, Inc.                                                           19,700         $   751,555
    Office Depot, Inc.*                                                                  50,100             726,951
    PETsMART, Inc.*                                                                      46,900             781,823
    Talbots, Inc.                                                                        32,600             960,070
    The TJX Cos., Inc.                                                                   28,700             540,708
    Tiffany & Co.                                                                        32,300           1,055,564
    Williams-Sonoma, Inc.*                                                                9,300             271,560
                                                                                                        -----------
                                                                                                        $ 5,088,231
-------------------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.5%
    Weight Watchers International, Inc.*                                                 23,660         $ 1,076,293
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 3.6%
    American Tower Corp., "A"*                                                          108,170         $   957,305
    Crown Castle International Corp.*                                                   134,200           1,042,734
    Sprint Corp. (PCS Group)*                                                            93,000             534,750
                                                                                                        -----------
                                                                                                        $ 2,534,789
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.6%
    ADTRAN, Inc.*                                                                         9,200         $   471,868
    Advanced Fibre Communications, Inc.*                                                 28,430             462,556
    Scientific-Atlanta, Inc.                                                              8,100             193,104
                                                                                                        -----------
                                                                                                        $ 1,127,528
-------------------------------------------------------------------------------------------------------------------
  Transportation - Services - 1.0%
    Expeditors International of Washington, Inc.                                         19,300         $   668,552
-------------------------------------------------------------------------------------------------------------------
  Trucking - 0.5%
    Swift Transportation, Inc.*                                                          11,400         $   212,268
    Werner Enterprises, Inc.                                                              8,100             171,720
                                                                                                        -----------
                                                                                                        $   383,988
-------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                       $66,800,648
-------------------------------------------------------------------------------------------------------------------

Foreign Stocks - 1.7%
  Israel - 0.6%
    Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)                                 7,800         $   444,054
-------------------------------------------------------------------------------------------------------------------
  Netherlands - 0.5%
    ASM Lithography Holding N.V. (Electronics)*                                          33,500         $   320,260
-------------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    Willis Group Holdings Ltd. (Insurance)                                               13,700         $   421,275
-------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                    $ 1,185,589
-------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $54,909,520)                                                             $67,986,237
-------------------------------------------------------------------------------------------------------------------

Short-Term Obligation - 2.7%
-------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
                                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 7/01/03, at Amortized Cost                      $1,890         $ 1,890,000
-------------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 10.9%
-------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES
-------------------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio, at Amortized Cost                   7,656,941          $7,656,941
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $64,456,461)                                                        $77,533,178

Other Assets, Less Liabilities - (10.4)%                                                                 (7,328,816)
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                     $70,204,362
-------------------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------------------------------------------------------------
JUNE 30, 2003
-----------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value, including $7,465,685 of securities on loan (identified cost,
    $64,456,461)                                                                               $ 77,533,178
  Cash                                                                                                1,057
  Receivable for investments sold                                                                 1,038,619
  Interest and dividends receivable                                                                  15,100
  Receivable from investment adviser                                                                 88,654
  Other assets                                                                                          438
                                                                                               ------------
      Total assets                                                                             $ 78,677,046
                                                                                               ------------
Liabilities:
  Payable for investments purchased                                                            $    768,845
  Collateral for securities loaned, at value                                                      7,656,941
  Payable to affiliates -
    Management fee                                                                                    3,433
    Shareholder servicing agent fee                                                                      45
    Administrative fee                                                                                  105
  Accrued expenses and other liabilities                                                             43,315
                                                                                               ------------
      Total liabilities                                                                        $  8,472,684
                                                                                               ------------
Net assets                                                                                     $ 70,204,362
                                                                                               ------------
Net assets consist of:
  Paid-in capital                                                                              $238,802,286
  Unrealized appreciation on investments                                                         13,076,717
  Accumulated net realized loss on investments                                                 (181,674,641)
                                                                                               ------------
      Total                                                                                    $ 70,204,362
                                                                                               ------------
Shares of beneficial interest outstanding                                                        10,354,226
                                                                                                 ----------

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)                                       $6.78
                                                                                                 -----


See notes to financial statements.

Financial Statements - continued

Statement of Operations
----------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2003
----------------------------------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                                                 $    409,044
    Interest                                                                                        64,129
    Foreign taxes withheld                                                                          (3,834)
                                                                                              ------------
      Total investment income                                                                 $    469,339
                                                                                              ------------
  Expenses -
    Management fee                                                                            $    538,065
    Trustees' compensation                                                                           3,188
    Shareholder servicing agent fee                                                                  6,810
    Administrative fee                                                                               7,815
    Custodian fee                                                                                   49,397
    Printing                                                                                         4,952
    Postage                                                                                             22
    Auditing fees                                                                                   29,696
    Legal fees                                                                                         946
    Miscellaneous                                                                                   33,235
                                                                                              ------------
      Total expenses                                                                          $    674,126
    Fees paid indirectly                                                                            (2,569)
    Reduction of expenses by investment adviser                                                    (88,654)
                                                                                              ------------
      Net expenses                                                                            $    582,903
                                                                                              ------------
        Net investment loss                                                                   $   (113,564)
                                                                                              ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                                   $(88,967,974)
    Foreign currency transactions                                                                     (679)
                                                                                              ------------
      Net realized loss on investments and foreign currency transactions                      $(88,968,653)
                                                                                              ------------
  Change in unrealized appreciation on investments                                            $ 81,654,111
                                                                                              ------------
        Net realized and unrealized loss on investments and foreign currency                  $ (7,314,542)
                                                                                              ------------
          Decrease in net assets from operations                                              $ (7,428,106)
                                                                                              ------------


See notes to financial statements.

Financial Statements - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                                      2003                   2002
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                            $   (113,564)         $    (591,366)
  Net realized loss on investments                                                (88,968,653)           (90,532,402)
  Net unrealized gain (loss) on investments                                        81,654,111            (34,582,045)
                                                                                 ------------          -------------
    Decrease in net assets from operations                                       $ (7,428,106)         $(125,705,813)
                                                                                 ------------          -------------
Distributions declared to shareholders -
  From net realized gain on investments                                          $   --                $  (2,279,044)
  In excess of net realized gain on investments                                      --                   (1,645,201)
                                                                                 ------------          -------------
      Total distributions declared to shareholders                               $   --                $  (3,924,245)
                                                                                 ------------          -------------
Net increase (decrease) in net assets from fund share transactions               $(56,926,211)         $  18,727,816
                                                                                 ------------          -------------
      Total decrease in net assets                                               $(64,354,317)         $(110,902,242)
Net assets:
  At beginning of period                                                          134,558,679            245,460,921
                                                                                 ------------          -------------
  At end of period (including accumulated net investment loss of
    $0 and $0, respectively)                                                     $ 70,204,362          $ 134,558,679
                                                                                 ------------          -------------


See notes to financial statements.

Financial Statements - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years.
Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended June 30,
                                                          --------------------------------------------------------------------
                                                             2003            2002            2001            2000         1999
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $  6.48         $ 13.04         $ 26.08         $ 16.28      $ 15.04
                                                          -------         -------         -------         -------      -------

Income from investment operations# -
  Net investment loss(S)                                  $ (0.01)        $ (0.03)        $ (0.03)        $ (0.08)     $ (0.01)
Net realized and unrealized gain (loss) on investments       0.31           (6.31)          (3.49)          12.51         2.96
                                                          -------         -------         -------         -------      -------
Total from investment operations                          $  0.30         $ (6.34)        $ (3.52)        $ 12.43      $  2.95
                                                          -------         -------         -------         -------      -------

Less distributions declared to shareholders -
  From net realized gain on investments                   $ 00.00         $ (0.13)        $ (9.52)        $ (2.63)     $ (1.71)
  In excess of net realized gain on investments              --             (0.09)           --              --           --
                                                          -------         -------         -------         -------      -------
      Total distributions declared to shareholders           --            $(0.22)         $(9.52)         $(2.63)      $(1.71)
                                                          -------         -------         -------         -------      -------
Net asset value - end of period                           $  6.78         $  6.48         $ 13.04         $ 26.08      $ 16.28
                                                          -------         -------         -------         -------      -------
Total return                                                 4.63%         (49.30)%        (15.69)%         80.56%       22.05%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 0.65%           0.66%           0.66%           0.72%        0.66%
  Net investment loss                                       (0.13)%         (0.32)%         (0.16)%         (0.37)%      (0.07)%
Portfolio turnover                                            150%            125%            103%            156%         147%
Net assets at end of period (000 Omitted)                 $70,204        $134,559        $245,461        $127,004      $61,902

(S) From May 3, 1996 through October 31, 1999, and from July 1, 2000 through June 30, 2003, the investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                 $ (0.01)        $ (0.04)        $ (0.03)        $ (0.09)     $ (0.03)
      Ratios (to average net assets):
        Expenses##                                           0.75%           0.74%           0.71%           0.75%        0.80%
        Net investment loss                                 (0.23)%         (0.40)%         (0.21)%         (0.40)%      (0.21)%
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.


See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Mid Cap Growth Fund (the fund) is a diversified series of MFS Series Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith at the direction of the Board of Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividends received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $2,469 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's other expenses were reduced by $100 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended June 30, 2003 and June 30, 2002 were as follows:

                                                   JUNE 30, 2003   JUNE 30, 2002
--------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                      $   --         $1,103,546
  Long-term capital gain                                   --          2,820,699
                                                       ---------       ---------
Total distributions declared                           $   --         $3,924,245
                                                       ---------       ---------

During the year ended June 30, 2003, accumulated net investment loss decreased by $113,564, accumulated net realized loss on investments decreased by $679, and paid-in capital decreased by $114,243 due to differences between book and tax accounting for currency transactions and net operating losses. This change had no effect on the net assets or net asset value per share.

As of June 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

        Capital loss carryforward                          $(171,568,683)
        Unrealized appreciation                                9,132,765
        Post-October capital loss deferral                    (6,162,006)

Post-October capital loss deferral represents losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year. For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2011 $(164,621,061) and June 30, 2010 $(6,947,622).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has contractually agreed to bear the fund's operating expenses exclusive of management fees such that the fund's other expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

        First $2 billion                                          0.0175%
        Next $2.5 billion                                         0.0130%
        Next $2.5 billion                                         0.0005%
        In excess of $7 billion                                   0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $133,101,914 and $194,696,408, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $68,400,413
                                                                   -----------
Gross unrealized appreciation                                      $ 9,919,537
Gross unrealized depreciation                                         (786,772)
                                                                   -----------
  Net unrealized appreciation                                      $ 9,132,765
                                                                   -----------

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                       YEAR ENDED JUNE 30, 2003          YEAR ENDED JUNE 30, 2002
                                               --------------------------------   -------------------------------
                                                       SHARES            AMOUNT          SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                           530,725      $  3,445,799       5,621,589      $ 47,838,460
Shares issued to shareholders in                       --               --
  reinvestment of distributions
                                                                                        358,587         3,829,708
Shares reacquired                                 (10,936,152)      (60,372,010)     (4,038,896)      (32,940,352)
                                                  -----------      ------------      ----------      ------------
    Net increase (decrease)                       (10,405,427)     $(56,926,211)      1,941,280      $ 18,727,816
                                                  -----------      ------------      ----------      ------------

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $382 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To The Trustees of the MFS Institutional Trust and the Shareholders of the MFS Institutional Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Mid Cap Growth Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Mid Cap Growth Fund as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 14, 2003

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        IMC-ANN  8/03  78

[MFS LOGO]                                                         ANNUAL REPORT
INVESTMENT MANAGEMENT                                              JUNE 30, 2003


                                 MFS(R) INSTITUTIONAL
                                 INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------
NOT FDIC INSURED              MAY LOSE VALUE              NO BANK GUARANTEE
    NOT A DEPOSIT           NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer and Director         School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR INFORMATION
Massachusetts Financial Services Company                 For information on MFS mutual funds, call your
500 Boylston Street                                      investment professional or, for an information
Boston, MA 02116-3741                                    kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
DISTRIBUTOR                                              message anytime).
MFS Fund Distributors, Inc.
500 Boylston Street                                      INVESTOR SERVICE
Boston, MA 02116-3741                                    MFS Service Center, Inc.
                                                         P.O. Box 2281
PORTFOLIO MANAGERS                                       Boston, MA 02107-9906
David R. Mannheim+
Marcus L. Smith+                                         For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
CUSTODIAN                                                8 p.m. Eastern time.
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
AUDITORS                                                 business day from 9 a.m. to 5 p.m. Eastern time.
Deloitte &  Touche LLP                                   (To use this service, your phone must be equipped
200 Berkeley Street, Boston, MA 02116                    with a Telecommunications Device for the Deaf).

                                                         For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch- tone telephone.

                                                         WORLD WIDE WEB
                                                         www.mfs.com

+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

     o    data from investment applications and other forms

     o share balances and transactional history with us, our affiliates, or others

     o    facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Shareholders,
For the 12 months ended June 30, 2003, the fund provided a total return of -0.82%. This return, which includes the reinvestment of any dividend and capital gains distributions, compares to a return over the same period of -6.06% for the fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (the MSCI EAFE Index). The MSCI EAFE Index is a commonly used measure of the international stock market.

MARKET ENVIRONMENT
Over the 12-month period, the overall international equity market, as represented by the MSCI EAFE Index, underperformed the U.S. stock market, as represented by the S&P 500 Stock Index, which returned 0.25%. Outside the United States, markets in many emerging economies rebounded strongly over the period, while many developed-nation markets lagged.

Within the MSCI EAFE Index, only one sector, utilities and communications, experienced positive returns for the period. The most negative sectors for the MSCI EAFE Index were financial services, technology, and industrial goods and services.

PORTFOLIO POSITIONING
On a sector basis, the fund's major changes in positioning over the period were increases in energy, retailing, and utilities and communications holdings, and decreases in basic materials and consumer staples holdings. As of June 30, 2003, the fund's largest overweighted positions, relative to the MSCI EAFE Index, were in the leisure and the utilities and communications sectors; the fund's major relative underweighting was in financial services.

CONTRIBUTORS TO PERFORMANCE
Relative to the MSCI EAFE Index, financial services, technology, and utilities and communications were the portfolio's strongest-performing sectors over the period. Within financial services, QBE Insurance was our best-performing stock; other contributors to results included UBS, Royal Bank of Scotland, and Ace Ltd. Not owning Allianz also helped performance, as this stock declined significantly.

In the technology sector, avoiding Philips, Murata, and NEC helped relative performance. Owning Canon also helped results. In the utilities and communications sector, our positions in Iberdrola, BCE, and Telefonica rose strongly and contributed to performance.

Additional holdings that contributed significantly to performance included News Corporation and Granada in the leisure sector, and Next in the retailing sector.

DETRACTORS FROM PERFORMANCE
Basic materials, consumer staples, and transportation were the portfolio's weakest-performing sectors, on a relative basis, over the period. In the basic materials sector, holdings that detracted from performance included Akzo Nobel and Linde, which were sold out of the portfolio over the period, and BOC Group and Syngenta. Consumer staples stocks that hurt results included Clarins, which was sold during the period, and Shiseido. In the transportation sector, owning Canadian National Railway and not owning Autostrade hurt relative performance.

Additional holdings that detracted significantly from performance included financial services firm Credit Saison, which was sold out of the portfolio by period-end, and health care company Aventis.

    Respectfully,

/s/ David R. Mannheim                               /s/ Marcus L. Smith

    David R. Mannheim                                   Marcus L. Smith
    Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

PORTFOLIO MANAGERS' PROFILES

David R. Mannheim is Senior Vice President and Director of Core Portfolio Management of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the global and international equity portfolios of our mutual funds, variable annuities, institutional accounts, and offshore investment products. David joined MFS in 1988 and was named Vice President and portfolio manager in 1992, Senior Vice President in 1997, Director of International Equity Portfolio Management in 1999, and Director of Core Portfolio Management in August 2001. He is a graduate of Amherst College and the MIT Sloan School of Management.

Marcus L. Smith is Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the international equity portfolios of our institutional accounts. Marcus joined MFS as a research analyst in 1994 after completing a Master of Business Administration degree at the Wharton School of Business of the University of Pennsylvania. He was named Investment Officer in 1996, Vice President in 1999, and portfolio manager in January 2001. Marcus graduated from Mount Union College in 1988 with degrees in computer science and business administration and worked as a systems integrator for a consulting firm in between college and graduate school.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: January 30, 1996

Size: $202.8 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, January 30, 1996, through June 30, 2003. Index information is from February 1, 1996.)

                              MFS
                         Institutional
                         International               MSCI EAFE
                          Equity Fund                  Index
            1/96           3,000,000                 3,000,000
            6/97           4,043,000                 3,538,000
            6/99           4,486,000                 4,062,000
            6/01           4,864,000                 3,658,000
            6/03           4,703,993                 3,119,767

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

                               1 Year      3 Years    5 Years             Life*
--------------------------------------------------------------------------------
Cumulative Total Return        -0.82%      -20.18%     +5.64%           +56.80%
--------------------------------------------------------------------------------
Average Annual Total Return    -0.82%      - 7.24%     +1.10%           + 6.25%
--------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)       1 Year      3 Years    5 Years             Life*
--------------------------------------------------------------------------------
MSCI EAFE Index#               -6.06%      -13.20%     -3.68%           + 0.53%
--------------------------------------------------------------------------------
  *For the period from the commencement of the fund's investment operations, January 30, 1996, through June 30, 2003. Index information is from
   February 1, 1996.
(+)Average annual rates of return.
  #Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging markets securities involves risks relating to interest-rates, currency-exchange-rates, economic, and political conditions.

The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse economic, political or regulatory developments affecting those countries.

These risks may increase share price volatility. See the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - June 30, 2003

Stocks - 95.9%
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 95.9%
  Australia - 3.6%
    News Corp., Ltd. (Media)                                                           269,450       $  2,026,329
    QBE Insurance Group Ltd. (Insurance)                                               851,655          5,329,584
                                                                                                     ------------
                                                                                                     $  7,355,913
-----------------------------------------------------------------------------------------------------------------
  Austria - 1.2%
    Erste Bank der Oesterreichischen Sparkassen AG (Banks &
      Credit Cos.)                                                                      27,100       $  2,398,669
-----------------------------------------------------------------------------------------------------------------
  Bermuda - 1.8%
    Ace Ltd. (Insurance)                                                                74,660       $  2,560,092
    XL Capital Ltd. (Insurance)                                                         14,350          1,191,050
                                                                                                     ------------
                                                                                                     $  3,751,142
-----------------------------------------------------------------------------------------------------------------
  Canada - 5.3%
    BCE, Inc. (Telecommunications)                                                     183,687       $  4,208,238
    Canadian National Railway Co. (Railroads)                                           30,869          1,489,738
    Canadian Natural Resources Ltd. (Oil Services)                                      54,890          2,176,166
    EnCana Corp. (Utilities - Gas)                                                      40,400          1,540,609
    Talisman Energy, Inc. (Oils)                                                        27,900          1,265,609
                                                                                                     ------------
                                                                                                     $ 10,680,360
-----------------------------------------------------------------------------------------------------------------
  France - 17.3%
    Aventis S.A. (Pharmaceuticals)                                                      22,110       $  1,218,449
    Bouygues S.A. (Construction)                                                        58,600          1,620,408
    Cap Gemini S.A. (Computer Services)                                                 45,980          1,635,313
    Carrefour S.A. (Retail)                                                             91,810          4,507,199
    France Telecom S.A. (Telecommunications)*                                          112,200          2,756,681
    L'Air Liquide S.A. (Gas)                                                            43,361          6,438,992
    Sanofi-Synthelabo S.A. (Medical & Health Products)                                  67,840          3,979,682
    Schneider Electric S.A. (Manufacturing)                                             36,222          1,705,739
    Societe Television Francaise 1 (Media)                                              53,448          1,647,626
    STMicroelectronics N.V. (Electronics)                                              120,260          2,525,889
    Total Fina Elf S.A., "B" (Oils)                                                     46,140          6,984,347
                                                                                                     ------------
                                                                                                     $ 35,020,325
-----------------------------------------------------------------------------------------------------------------
  Germany - 1.7%
    Bayerische Motoren Werke AG (Automotive)                                            89,450       $  3,446,811
-----------------------------------------------------------------------------------------------------------------
  Hong Kong - 0.5%
    Esprit Asia (Retail)                                                               438,000       $  1,072,793
-----------------------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    Irish Life & Permanent PLC (Financial Institutions)                                119,080       $  1,287,535
-----------------------------------------------------------------------------------------------------------------
  Italy - 0.9%
    Snam Rete Gas S.p.A. (Gas)                                                         447,170       $  1,759,102
-----------------------------------------------------------------------------------------------------------------
  Japan - 12.8%
    Brother Industries Ltd. (Electronics)                                              156,000       $  1,080,305
    Canon, Inc. (Business Machines)                                                     92,000          4,229,444
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                                  184,600          2,100,825
    DDI Corp. (Telecommunications)                                                         529          2,052,355
    Fuji Television Network, Inc. (Broadcast & Cable TV)                                   194            686,296
    Honda Motor Co., Ltd. (Automotive)                                                  93,600          3,553,294
    Japan Telecom Holdings Co., Ltd. (Telecommunications)                                  723          2,201,785
    Nissan Motor Co. (Automotive)                                                      331,000          3,170,398
    Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)                                      34,000          1,055,275
    Shiseido Co., Ltd. (Consumer Products)                                              78,000            759,468
    Takeda Chemical Industries Co. (Pharmaceuticals)                                    65,700          2,428,359
    Tokyo Broadcasting System, Inc. (Broadcasting)                                     112,000          1,367,119
    Tokyo Gas Co., Ltd. (Gas)                                                          459,000          1,321,221
                                                                                                     ------------
                                                                                                     $ 26,006,144
-----------------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    America Movil S.A. de C.V., ADR (Wireless Communications)                           46,800       $    877,500
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 5.6%
    Elsevier N.V. (Printing & Publishing)                                              633,160       $  7,479,564
    Unilever N.V. (Consumer Products)                                                   73,880          3,970,288
                                                                                                     ------------
                                                                                                     $ 11,449,852
-----------------------------------------------------------------------------------------------------------------
  Norway - 0.9%
    DNB Holding ASA (Banks & Credit Cos.)                                              254,600       $  1,256,474
    Gjensidige NOR Equities ASA (Financial Services)                                    18,800            658,058
                                                                                                     ------------
                                                                                                     $  1,914,532
-----------------------------------------------------------------------------------------------------------------
  Singapore - 3.3%
    DBS Group Holdings Ltd. (Financial Services)                                       425,000       $  2,486,157
    Haw Par Corp., Ltd. (Banks & Credit Cos.)                                            1,921              4,735
    Singapore Telecommunications Ltd. (Telecommunications)                           2,930,000          2,512,736
    United Overseas Bank Ltd. (Banks & Credit Cos.)                                    238,000          1,676,104
                                                                                                     ------------
                                                                                                     $  6,679,732
-----------------------------------------------------------------------------------------------------------------
  Spain - 3.9%
    Iberdrola S.A. (Utilities - Electric)                                              233,390       $  4,048,330
    Telefonica S.A. (Telecommunications)                                               328,990          3,825,835
                                                                                                     ------------
                                                                                                     $  7,874,165
-----------------------------------------------------------------------------------------------------------------
  Sweden - 1.3%
    Hennes & Mauritz (Apparel & Textiles)                                              112,200       $  2,582,149
-----------------------------------------------------------------------------------------------------------------
  Switzerland - 11.3%
    Nestle S.A. (Food & Beverage Products)                                              14,758       $  3,051,836
    Novartis AG (Medical & Health Products)                                            151,780          6,019,094
    Straumann Holding AG (Medical Equipment)                                            10,200            924,460
    Syngenta AG (Chemicals)                                                             88,765          4,459,266
    Synthes-Stratec, Inc. (Medical & Health Products)                                    4,720          3,397,869
    UBS AG (Financial Services)                                                         89,293          4,977,972
                                                                                                     ------------
                                                                                                     $ 22,830,497
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 23.5%
    AstraZeneca Group PLC (Medical & Health Products)                                   50,540       $  2,029,964
    BOC Group PLC (Chemicals)                                                          424,410          5,454,222
    BP Amoco PLC (Oils)                                                                431,865          2,999,870
    British Sky Broadcasting Group PLC (Broadcasting)                                  254,580          2,825,642
    Capital Radio PLC (Broadcasting)                                                    76,100            647,797
    Diageo PLC (Food & Beverage Products)                                              448,488          4,796,251
    GlaxoSmithKline PLC (Pharmaceuticals)                                              112,390          2,271,961
    Granada PLC (Media)                                                              2,035,510          3,061,691
    Kingfisher PLC (Retail)                                                            637,031          2,919,301
    Next PLC (Retail)                                                                  193,910          3,290,076
    Reckitt Benckiser PLC (Consumer Goods & Services)                                  291,540          5,358,580
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)                             176,455          4,958,264
    Vodafone Group PLC (Telecommunications)                                          3,026,935          5,928,819
    William Hill Organization Ltd. (Gaming)                                            221,570          1,045,596
                                                                                                     ------------
                                                                                                     $ 47,588,034
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $183,155,634)                                                         $194,575,255
-----------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 6.9%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 7/01/03                                                        $3,675       $  3,675,000
    Edison Asset Securitization LLC, due 7/01/03                                         2,840          2,840,000
    Federal National Mortgage Assn., due 7/01/03                                         2,957          2,957,000
    General Electric Capital Corp., due 7/01/03                                          4,612          4,612,000
-----------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                      $ 14,084,000
-----------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 9.9%
-----------------------------------------------------------------------------------------------------------------
                                                                                        SHARES
-----------------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio, at Amortized Cost                 19,989,393       $ 19,989,393
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $217,229,027)                                                    $228,648,648
Other Assets, Less Liabilities - (12.7)%                                                              (25,852,586)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                  $202,796,062
-----------------------------------------------------------------------------------------------------------------

*Non-income producing security.

See notes to financial statements.

Financial StatementsStatement of Assets and Liabilities
--------------------------------------------------------------------------------------------------------
JUNE 30, 2003
--------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value, including $19,002,862 of securities on loan
    (identified cost, $217,229,027)                                                         $228,648,648
  Cash                                                                                            20,321
  Foreign currency, at value (identified cost, $809,619)                                         794,755
  Receivable for investments sold                                                                997,341
  Receivable for fund shares sold                                                                211,929
  Interest and dividends receivable                                                              231,424
  Receivable from investment adviser                                                               8,929
  Other assets                                                                                       135
                                                                                            ------------
      Total assets                                                                          $230,913,482
                                                                                            ------------
Liabilities:
  Payable for investments purchased                                                         $  8,084,254
  Payable for fund shares reacquired                                                              30,579
  Collateral for securities loaned, at value                                                  19,989,393
  Payable to affiliate for management fee                                                         13,194
                                                                                            ------------
      Total liabilities                                                                     $ 28,117,420
                                                                                            ------------
Net assets                                                                                  $202,796,062
                                                                                            ------------
Net assets consist of:
  Paid-in capital                                                                           $205,144,543
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                                         11,412,942
  Accumulated net realized loss on investments and foreign currency transactions             (15,065,058)
  Accumulated undistributed net investment income                                              1,303,635
                                                                                            ------------
      Total                                                                                 $202,796,062
                                                                                            ------------
Shares of beneficial interest outstanding                                                    17,469,553
                                                                                             ----------

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)                                    $11.61
                                                                                              ------

See notes to financial statements.

Financial Statements - continuedStatement of Operations
----------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2003
----------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                                                  $ 2,394,968
    Interest                                                                                       101,887
    Foreign taxes withheld                                                                        (248,642)
                                                                                               -----------
      Total investment income                                                                  $ 2,248,213
                                                                                               -----------

  Expenses -
    Management fee                                                                             $   698,931
    Trustees' compensation                                                                           2,790
    Shareholder servicing agent fee                                                                  6,987
    Administrative fee                                                                              11,009
    Custodian fee                                                                                  149,006
    Printing                                                                                        20,916
    Postage                                                                                          1,402
    Auditing fees                                                                                   33,546
    Legal fees                                                                                       1,060
    Miscellaneous                                                                                   28,133
                                                                                               -----------
      Total expenses                                                                           $   953,780
    Fees paid indirectly                                                                            (2,130)
    Reduction of expenses by investment adviser                                                   (231,185)
                                                                                               -----------
      Net expenses                                                                             $   720,465
                                                                                               -----------
        Net investment income                                                                  $ 1,527,748
                                                                                               -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                                    $(5,469,437)
    Foreign currency transactions                                                                 (217,649)
                                                                                               -----------
      Net realized loss on investments and foreign currency transactions                       $(5,687,086)
                                                                                               -----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                                $11,027,893
    Translation of assets and liabilities in foreign currencies                                    (11,699)
                                                                                               -----------
      Net unrealized gain on investments and foreign currency translation                      $11,016,194
                                                                                               -----------
        Net realized and unrealized gain on investments and foreign currency                   $ 5,329,108
                                                                                               -----------
          Increase in net assets from operations                                               $ 6,856,856
                                                                                               -----------

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                                       2003                 2002
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                           $  1,527,748          $   445,488
  Net realized loss on investments and foreign currency transactions                (5,687,086)          (3,265,017)
  Net unrealized gain on investments and foreign currency translation               11,016,194            1,473,867
                                                                                  ------------          -----------
    Increase (decrease) in net assets from operations                             $  6,856,856          $(1,345,662)
                                                                                  ------------          -----------
Distributions declared to shareholders from net investment income                    $(400,352)         $  (379,591)
                                                                                  ------------          -----------
Net increase in net assets from fund share transactions                           $128,146,942          $15,184,418
                                                                                  ------------          -----------
    Total increase in net assets                                                  $134,603,446          $13,459,165
Net assets:
  At beginning of period                                                            68,192,616           54,733,451
                                                                                  ------------          -----------
  At end of period (including accumulated undistributed net investment
    income of $1,303,635 and $393,889, respectively)                              $202,796,062          $68,192,616
                                                                                  ------------          -----------

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operations). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED JUNE 30,

                                                             -----------------------------------------------------------------
                                                                 2003           2002           2001          2000         1999
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                          $11.77         $12.17         $16.38        $12.91       $13.88
                                                               ------         ------         ------        ------       ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.17         $ 0.09         $ 0.10        $ 0.28       $ 0.15
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                        (0.27)         (0.41)         (2.83)         3.75        (0.10)
                                                               ------         ------         ------        ------       ------
      Total from investment operations                         $(0.10)        $(0.32)        $(2.73)       $ 4.03       $ 0.05
                                                               ------         ------         ------        ------       ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.06)        $(0.08)        $(0.18)       $(0.07)      $(0.22)
  From net realized gain on investments and foreign
    currency transactions                                        --             --            (1.28)        (0.49)       (0.80)
  In excess of net realized gain on investments and
    foreign currency transactions                                --             --            (0.02)         --           --
                                                               ------         ------         ------        ------       ------
      Total distributions declared to shareholders             $(0.06)        $(0.08)        $(1.48)       $(0.56)      $(1.02)
                                                               ------         ------         ------        ------       ------
Net asset value - end of period                                $11.61         $11.77         $12.17        $16.38       $12.91
                                                               ------         ------         ------        ------       ------
Total return                                                    (0.82)%        (2.50)%       (17.46)%       31.38%        0.74%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     0.78%          0.86%          0.86%         0.85%        0.87%
  Net investment income                                          1.66%          0.79%          0.70%         1.78%        1.18%
Portfolio turnover                                                 55%            73%            65%           89%         109%
Net assets at end of period (000 Omitted)                    $202,796        $68,193        $54,721       $60,925       $7,667

        (S)Prior  to November 1, 2002, the investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of
           0.10%  of  average  daily  net  assets.  Effective  November  1, 2002, the investment adviser has contractually  agreed  to pay all of the fund's operating expenses, exclusive of management fees.
           To  the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                   $ 0.14          $ 0.06         $ 0.06        $ 0.24        $ 0.06
    Ratios (to average net assets):
      Expenses##                                              1.04%           1.11%          1.11%         1.12%         1.54%
      Net investment income                                   1.40%           0.54%          0.45%         1.51%         0.51%

 #Per share data are based on average shares outstanding.
##Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional International Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $501 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's other expenses were reduced by $1,629 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended June 30, 2003 and June 30, 2002 was as follows:

                                              JUNE 30, 2003       JUNE 30, 2002
-------------------------------------------------------------------------------
Distributions declared from ordinary income        $400,352            $379,591

During the year ended June 30, 2003, accumulated undistributed net investment income decreased by $217,650 and accumulated net realized loss on investments and foreign currency transactions decreased by $217,650 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of June 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

            Undistributed ordinary income           $  1,322,723
            Capital loss carryforward                (10,325,180)
            Unrealized appreciation                    9,241,618
            Post-October capital loss deferral        (2,568,554)
            Other temporary differences                  (19,088)

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year. For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

            EXPIRATION DATE
            -----------------------------------------------------
            June 30, 2009                            $   (634,069)
            June 30, 2010                              (6,273,614)
            June 30, 2011                              (3,417,497)
                                                     ------------
                Total                                $(10,325,180)
                                                     ------------

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. Effective November 1, 2002, the investment adviser has contractually agreed to pay the fund's operating expenses, exclusive of management fees. Prior to November 1, 2002, the investment adviser contractually agreed to pay the fund's operating expenses, exclusive of management fees, such that the fund's aggregate expenses did not exceed 0.10% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                              0.0175%
            Next $2.5 billion                             0.0130%
            Next $2.5 billion                             0.0005%
            In excess of $7 billion                       0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $174,540,676 and $50,661,079, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $219,400,351
                                                                 ------------
Gross unrealized appreciation                                    $ 13,819,484
Gross unrealized depreciation                                      (4,571,187)
                                                                 ------------
    Net unrealized appreciation                                  $  9,248,297
                                                                 ------------

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                          YEAR ENDED JUNE 30, 2003         YEAR ENDED JUNE 30, 2002
                                                   -------------------------------   ------------------------------
                                                          SHARES            AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                           12,413,007      $136,032,707      2,134,972       $24,989,832
Shares issued to shareholders in reinvestment
  of distributions                                        34,096           363,801         33,065           379,590
Shares reacquired                                       (772,625)       (8,249,566)      (871,355)      (10,185,004)
                                                      ----------      ------------      ---------       -----------
    Net increase                                      11,674,478      $128,146,942      1,296,682       $15,184,418
                                                      ----------      ------------      ---------       -----------

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2003 was $732. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional International Equity Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional International Equity Fund as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 14, 2003

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2003, income from foreign sources was $2,394,936, and the fund designated a foreign tax credit of $236,601.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to Shareholders upon redemption of shares.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                 IIE-ANN 8/03 99

[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                MFS(R) INSTITUTIONAL
                CORE EQUITY FUND


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------


MFS(R) INSTITUTIONAL CORE EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
John D. Laupheimer, Jr.+                                 business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                    touch-tone telephone.
200 Berkeley Street, Boston, MA
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management



--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Shareholders,
For the 12 months ended June 30, 2003, the fund provided a total return of -2.54%. This return, which includes the reinvestment of any dividend and capital gains distributions, compares with a return of 0.25% over the same period for the fund's benchmark, the Standard and Poor's 500 Stock Index (S&P 500). The S&P 500 is a commonly used measure of the broad U.S. stock market.

MARKET ENVIRONMENT
Within the S&P 500, the technology, health care, and leisure sectors experienced the best absolute returns for the period. The most negative absolute returns for the S&P 500 were autos & housing, transportation, and special products & services.

PORTFOLIO POSITIONING
On a sector basis, the fund's significant changes in positioning over the period were increases in health care and leisure holdings, and a decrease in consumer staples holdings. As of the period-end, the fund's largest overweighted positions, relative to the S&P 500, were in the leisure and transportation sectors; the fund's largest relative underweightings were in technology, industrial goods & services, and utilities & communications.

CONTRIBUTORS TO PERFORMANCE
Relative to the S&P 500, consumer staples and energy were the portfolio's strongest-performing sectors over the period. The portfolio's underweighting in the autos & housing sector, which underperformed the broader benchmark for the period, also contributed to performance.

Consumer staples stocks that helped performance included Procter & Gamble, Avon Products, and Kimberly-Clark. Avoiding Coca Cola also benefited relative performance. In the energy sector, owning shares of EnCana and avoiding ChevronTexaco helped relative performance. As of June 30, 2003, Avon Products was no longer in the portfolio.

Additional positions that contributed significantly to relative performance included Genentech and Forest Laboratories in the health care sector, and Cisco Systems and Analog Devices in the technology sector. Finally, an overweight position in Goldman Sachs and an underweight position in American International Group in the financial services sector, also benefited performance.

DETRACTORS FROM PERFORMANCE
Holdings in the health care, financial services, and utilities & communications sectors detracted from relative performance for the period. In the health care sector, holdings that detracted from performance included Aventis, Wyeth, CIGNA, and Johnson & Johnson. Avoiding Merck also detracted from results. Within the financial services sector, detractors included Federal National Mortgage Association (Fannie Mae) and Hartford Financial. Finally, detractors in the utilities & communications sector included avoiding Nextel Communications and an overweight position in BellSouth Corp. We sold our holdings in Aventis, CIGNA, Johnson & Johnson, and Hartford positions over the period.

Additional holdings that detracted from performance included Sears Roebuck in the retailing sector and Adobe Systems in the technology sector. Adobe Systems was not part of the portfolio at the end of the period.

    Respectfully,

/s/ John D. Laupheimer, Jr.

    John D. Laupheimer, Jr.
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the growth and income and core equity portfolios of our variable annuity, offshore, and institutional product lines. John joined the MFS Research Department in 1981 as a research analyst. He was named portfolio manager in 1987 and Senior Vice President in 1995. He served as Director of Equity Research from 1999 to 2001. John is a graduate of Boston University and the MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers are promoted from within the company. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FUND FACTS

Objective: Seeks long-term growth of capital generally consistent with that of a diversified large-cap portfolio and income equal to approximately 90% of the dividend yield of the S&P 500.

Commencement of investment operations: December 31, 1998

Size: $10.48 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 2003. Index information is from January 1, 1999.)

                                  MFS
                            Institutional
                             Core Equity            S&P 500
                                Fund              Stock Index
            1/99             $3,000,000           $3,000,000
            6/99              3,210,000            3,371,000
            6/00              3,372,000            3,616,000
            6/01              2,949,000            3,080,000
            6/02              2,498,000            2,526,000
            6/03              2,434,630            2,532,579

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

                                        1 Year          3 Years           Life*
-------------------------------------------------------------------------------
Cumulative Total Return                 -2.54%          -27.79%         -18.85%
-------------------------------------------------------------------------------
Average Annual Total Return             -2.54%          -10.29%         - 4.54%
-------------------------------------------------------------------------------

COMPARATIVE BENCHMARKS(+)
                                        1 Year          3 Years           Life*
-------------------------------------------------------------------------------
Average large-cap core fund+            -1.94%          -12.90%         - 4.64%
-------------------------------------------------------------------------------
S&P 500 Stock Index#                    +0.25%          -11.19%         - 3.69%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 2003. Index information is from
    January 1, 1999.
  + Source: Lipper Inc., an independent firm that reports mutual fund performance.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

Please see a prospectus for further information about the risks associated with investing in this fund.

PORTFOLIO OF INVESTMENTS - June 30, 2003

Stocks - 97.2%
-------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                   SHARES               VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 91.2%
  Aerospace - 0.7%
    Lockheed Martin Corp.                                                                 1,490         $    70,879
-------------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.8%
    Bank One Corp.                                                                        4,100         $   152,438
    SunTrust Banks, Inc.                                                                    960              56,966
    Wells Fargo Co.                                                                       5,739             289,246
                                                                                                        -----------
                                                                                                        $   498,650
-------------------------------------------------------------------------------------------------------------------
  Biotechnology - 2.8%
    Amgen, Inc.*                                                                          3,240         $   215,266
    Genentech, Inc.*                                                                      1,070              77,168
                                                                                                        -----------
                                                                                                        $   292,434
-------------------------------------------------------------------------------------------------------------------
  Building - 0.2%
    American Standard Cos., Inc.*                                                           310         $    22,918
-------------------------------------------------------------------------------------------------------------------
  Business Machines - 2.4%
    International Business Machines Corp.                                                 3,063         $   252,697
-------------------------------------------------------------------------------------------------------------------
  Business Services - 0.5%
    First Data Corp.                                                                      1,138         $    47,159
-------------------------------------------------------------------------------------------------------------------
  Chemicals - 1.4%
    PPG Industries, Inc.                                                                  2,850         $   144,609
-------------------------------------------------------------------------------------------------------------------
  Computer Software - 1.1%
    Oracle Corp.*                                                                         9,266         $   111,377
-------------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.8%
    Microsoft Corp.                                                                      11,574         $   296,410
-------------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.5%
    VERITAS Software Corp.*                                                               1,790         $    51,319
-------------------------------------------------------------------------------------------------------------------
  Conglomerates - 2.3%
    General Electric Co.                                                                  8,332         $   238,962
-------------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 4.1%
    Altria Group, Inc.                                                                    2,930         $   133,139
    Kimberly-Clark Corp.                                                                  2,250             117,315
    Procter & Gamble Co.                                                                  1,953             174,169
                                                                                                        -----------
                                                                                                        $   424,623
-------------------------------------------------------------------------------------------------------------------
  Electronics - 1.8%
    Analog Devices, Inc.*                                                                 3,389         $   118,005
    Microchip Technology, Inc.                                                            2,820              69,457
                                                                                                        -----------
                                                                                                        $   187,462
-------------------------------------------------------------------------------------------------------------------
  Entertainment - 4.0%
    AOL Time Warner, Inc.*                                                                7,790         $   125,341
    Clear Channel Communications, Inc.*                                                   2,650             112,334
    Viacom, Inc., "B"*                                                                    4,164             181,800
                                                                                                        -----------
                                                                                                        $   419,475
-------------------------------------------------------------------------------------------------------------------
  Financial Institutions - 11.0%
    Charter One Financial, Inc.                                                           1,844         $    57,496
    Citigroup, Inc.                                                                       8,036             343,941
    Fannie Mae                                                                            5,918             399,110
    Freddie Mac                                                                           1,120              56,862
    Goldman Sachs Group, Inc.                                                               922              77,218
    SLM Corp.                                                                             1,900              74,423
    State Street Corp.                                                                    1,050              41,370
    U.S. Bancorp                                                                          4,390             107,555
                                                                                                        -----------
                                                                                                        $ 1,157,975
-------------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 3.0%
    Anheuser-Busch Cos., Inc.                                                             2,749         $   140,336
    PepsiCo, Inc.                                                                         4,015             178,668
                                                                                                        -----------
                                                                                                        $   319,004
-------------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.3%
    International Paper Co.                                                               3,760         $   134,345
-------------------------------------------------------------------------------------------------------------------
  Industrial Gases - 1.0%
    Praxair, Inc.                                                                         1,806         $   108,541
-------------------------------------------------------------------------------------------------------------------
  Insurance - 3.3%
    Chubb Corp.                                                                           1,430         $    85,800
    MetLife, Inc.                                                                         2,607              73,830
    The St. Paul Cos., Inc.                                                               2,053              74,955
    Travelers Property Casualty Corp.                                                     7,160             113,844
                                                                                                        -----------
                                                                                                        $   348,429
-------------------------------------------------------------------------------------------------------------------
  Machinery - 0.4%
    Deere & Co.                                                                             900         $    41,130
-------------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.8%
    Baxter International, Inc.                                                            1,570         $    40,820
    Forest Laboratories, Inc.*                                                            1,130              61,867
    Johnson & Johnson Co.                                                                 5,428             280,628
    Pfizer, Inc.                                                                          9,686             330,777
                                                                                                        -----------
                                                                                                        $   714,092
-------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.8%
    Tenet Healthcare Corp.*                                                               7,240         $    84,346
-------------------------------------------------------------------------------------------------------------------
  Medical Equipment - 0.4%
    Guidant Corp.                                                                         1,020         $    45,278
    Waters Corp.*                                                                            30                 874
                                                                                                        -----------
                                                                                                        $    46,152
-------------------------------------------------------------------------------------------------------------------
  Oil Services - 2.0%
    Baker Hughes, Inc.                                                                    2,060         $    69,154
    Noble Corp.*                                                                          1,570              53,851
    Schlumberger Ltd.                                                                     1,840              87,529
                                                                                                        -----------
                                                                                                        $   210,534
-------------------------------------------------------------------------------------------------------------------
  Oils - 2.5%
    Exxon Mobil Corp.                                                                     7,404         $   265,878
-------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 3.5%
    AmerisourceBergen Corp.                                                                 790         $    54,787
    Schering Plough Corp.                                                                 8,590             159,774
    Wyeth                                                                                 3,450             157,147
                                                                                                        -----------
                                                                                                        $   371,708
-------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 5.9%
    Gannett Co., Inc.                                                                     2,607         $   200,244
    McGraw-Hill Cos., Inc.                                                                1,781             110,422
    New York Times Co., "A"                                                               4,121             187,505
    Tribune Co.                                                                           2,570             124,131
                                                                                                        -----------
                                                                                                        $   622,302
-------------------------------------------------------------------------------------------------------------------
  Railroads - 0.5%
    Union Pacific Corp.                                                                     900         $    52,218
-------------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.3%
    McDonald's Corp.                                                                      1,250         $    27,575
-------------------------------------------------------------------------------------------------------------------
  Retail - 7.2%
    CVS Corp.                                                                             4,990         $   139,870
    Home Depot, Inc.                                                                      7,550             250,056
    Kohl's Corp.*                                                                           510              26,204
    Sears, Roebuck & Co.                                                                    840              28,257
    Wal-Mart Stores, Inc.                                                                 5,784             310,427
                                                                                                        -----------
                                                                                                        $   754,814
-------------------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.7%
    3M Co.                                                                                  856         $   110,407
    Illinois Tool Works, Inc.                                                             1,090              71,776
                                                                                                        -----------
                                                                                                        $   182,183
-------------------------------------------------------------------------------------------------------------------
  Supermarkets - 1.1%
    Kroger Co.*                                                                           7,030         $   117,260
-------------------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.6%
    Cox Communications, Inc.*                                                             1,840         $    58,696
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.4%
    AT&T Wireless Services, Inc.*                                                         5,590         $    45,894
    Sprint Corp. (PCS Group)*                                                             3,640              20,930
    Verizon Communications, Inc.                                                          1,980              78,111
                                                                                                        -----------
                                                                                                        $   144,935
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.5%
    Cisco Systems, Inc.*                                                                  9,731         $   162,410
-------------------------------------------------------------------------------------------------------------------
  Transportation - 2.1%
    Fedex Corp.                                                                           1,850         $   114,756
    United Parcel Service, Inc.                                                           1,580             100,646
                                                                                                        -----------
                                                                                                        $   215,402
-------------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.1%
    Exelon Corp.                                                                          2,040         $   122,012
    PG&E Corp.*                                                                           2,750              58,163
    TXU Corp.                                                                             5,260             118,087
    Wisconsin Energy Corp.                                                                  920              26,680
                                                                                                        -----------
                                                                                                        $   324,942
-------------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.4%
    BellSouth Corp.                                                                       1,520         $    40,478
-------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                       $ 9,564,323
-------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.0%
  Bermuda - 1.9%
    Accenture Ltd. (Business Services)*                                                   6,260         $   113,243
    XL Capital Ltd. (Insurance)                                                           1,040              86,320
                                                                                                        -----------
                                                                                                        $   199,563
-------------------------------------------------------------------------------------------------------------------
  Canada - 2.0%
    Canadian National Railway Co. (Railroads)                                             1,170         $    56,464
    EnCana Corp. (Oils)                                                                   4,010             153,864
                                                                                                        -----------
                                                                                                        $   210,328
-------------------------------------------------------------------------------------------------------------------
  France - 0.9%
    Total Fina S.A., ADR (Oils)                                                           1,150         $    87,170
-------------------------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    STMicroelectronics N.V. (Electronics)                                                 1,160         $    24,116
-------------------------------------------------------------------------------------------------------------------
  United Kingdom - 1.0%
    AstraZeneca Group PLC, ADR (Pharmaceuticals)                                          2,640         $   107,633
-------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                    $   628,810
-------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $9,547,249)                                                              $10,193,133
-------------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 5.0%
-------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
                                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------------------
    AIG Funding, Inc., due 7/01/03                                                       $  419         $   419,000
    ConocoPhillips, due 7/01/03                                                             104             104,000
-------------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                         $   523,000
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $10,070,249)                                                        $10,716,133
Other Assets, Less Liabilities - (2.2)%                                                                    (231,726)
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                     $10,484,407
-------------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $10,070,249)             $ 10,716,133
  Cash                                                                   50,241
  Receivable for investments sold                                       107,732
  Interest and dividends receivable                                       9,920
  Other assets                                                              370
                                                                   ------------
      Total assets                                                 $ 10,884,396
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $    399,519
  Payable to affiliate for management fee                                   470
                                                                   ------------
      Total liabilities                                            $    399,989
                                                                   ------------
Net assets                                                         $ 10,484,407
                                                                   ------------
Net assets consist of:
  Paid-in capital                                                  $ 15,395,984
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        645,900
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (5,603,394)
  Accumulated undistributed net investment income                        45,917
                                                                   ------------
      Total                                                        $ 10,484,407
                                                                   ------------
Shares of beneficial interest outstanding                           1,338,269
                                                                    ---------
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $7.83
                                                                      -----

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   162,157
    Interest                                                              7,458
    Foreign taxes withheld                                               (1,214)
                                                                    -----------
      Total investment income                                       $   168,401
                                                                    -----------
  Expenses -
    Management fee                                                  $    65,225
    Trustees' compensation                                                  907
    Shareholder servicing agent fee                                         814
    Administrative fee                                                      922
    Custodian fee                                                        12,311
    Printing                                                              3,514
    Auditing fees                                                        32,996
    Legal fees                                                              859
    Registration fees                                                    15,362
    Miscellaneous                                                         7,512
                                                                    -----------
      Total expenses                                                $   140,422
    Fees paid indirectly                                                   (598)
    Reduction of expenses by investment adviser                         (80,047)
                                                                    -----------
      Net expenses                                                  $    59,777
                                                                    -----------
        Net investment income                                       $   108,624
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(2,003,850)
    Foreign currency transactions                                            (6)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(2,003,856)
                                                                    -----------
  Change in unrealized appreciation on investments                  $ 1,346,281
                                                                    -----------
  Net increase from payments by affiliates for losses realized
    on the disposal of investments in violation of restrictions     $     8,892
    Net realized and unrealized loss on investments and
      foreign currency                                              $  (648,683)
                                                                    -----------
        Decrease in net assets from operations                      $  (540,059)
                                                                    -----------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                                      2003                  2002
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                           $   108,624           $   130,435
  Net realized loss on investments and foreign currency transactions               (2,003,856)           (2,065,021)
  Net unrealized gain (loss) on investments and foreign currency translation        1,346,281              (522,461)
  Net increase from payments by affiliates for losses realized on the disposal
    of investments in violation of restrictions                                         8,892              --
                                                                                  -----------           -----------
    Decrease in net assets from operations                                        $  (540,059)          $(2,457,047)
                                                                                  -----------           -----------
Distributions declared to shareholders from net investment income                 $  (144,217)          $  (130,584)
                                                                                  -----------           -----------
Net increase (decrease) in net assets from fund share transactions                $(2,655,839)          $ 1,030,583
                                                                                  -----------           -----------
      Total decrease in net assets                                                $(3,340,115)          $(1,557,048)
Net assets:
  At beginning of period                                                           13,824,522            15,381,570
                                                                                  -----------           -----------

  At end of period (including accumulated undistributed net investment
    income of $45,917 and $81,516, respectively)                                  $10,484,407           $13,824,522
                                                                                  -----------           -----------

See notes to financial statements.

Financial Statements - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.
------------------------------------------------------------------------------------------------------------------------------

                                                                           Year Ended June 30,
                                                            ------------------------------------------------      Period Ended
                                                               2003         2002           2001         2000     June 30, 1999*
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $  8.16      $  9.72        $ 11.18      $ 10.70           $ 10.00
                                                            -------      -------        -------      -------           -------
Income from investment operations# =n
  Net investment income(S)                                  $  0.07      $  0.08        $  0.09      $  0.07           $  0.04
  Net realized and unrealized gain (loss) on
     investments and foreign currency                         (0.29)       (1.56)         (1.48)        0.47              0.66
                                                            -------      -------        -------      -------           -------
      Total from investment operations                      $ (0.22)     $ (1.48)       $ (1.39)     $  0.54           $  0.70
                                                            -------      -------        -------      -------           -------
Less distributions declared to shareholders -
  From net investment income                                $ (0.11)     $ (0.08)       $ (0.07)     $ (0.05)          $  --
  From net realized gain on investments and foreign
    currency transactions                                      --           --             --          (0.01)             --
                                                            -------      -------        -------      -------           -------
      Total distributions declared to shareholders           $(0.11)      $(0.08)        $(0.07)      $(0.06)          $  --
                                                            -------      -------        -------      -------           -------
Net asset value - end of period                              $ 7.83       $ 8.16         $ 9.72       $11.18            $10.70
                                                            -------      -------        -------      -------           -------
Total return(S)(S)                                            (2.54)%     (15.29)%       (12.54)%       5.04%             7.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   0.55%        0.55%          0.57%        0.65%             0.66%+
  Net investment income                                        1.00%        0.89%          0.80%        0.69%             0.68%+
Portfolio turnover                                               95%          71%            82%          86%               36%
Net assets at end of period (000 Omitted)                   $10,484      $13,825        $15,382      $17,298           $12,781

   (S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fee, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:
         Net investment income (loss)                       $  0.02      $  0.00+++     $  0.04      $  0.03           $ (0.01)
         Ratios (to average net assets):
           Expenses##                                          1.28%        1.40%          1.00%         1.04%            1.40%+
           Net investment income (loss)                        0.27%        0.04%          0.37%         0.30%           (0.06)%+

(S)(S) During the year ended June 30, 2003, the fund received a payment from the investment adviser to reimburse the fund for losses on investments not meeting the investment guidelines of the fund.
           This payment has less than 0.01% effect on total return.
     * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Core Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2003 there were no securities on loan.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended June 30, 2003 and June 30, 2002 was as follows:

                                              JUNE 30, 2003    JUNE 30, 2002
----------------------------------------------------------------------------
Distributions declared from ordinary income        $144,217         $130,584

During the year ended June 30, 2003, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions decreased by $6 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At June 30, 2003, accumulated undistributed net investment income and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

As of June 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Undistributed ordinary income            $    45,917
                Capital loss carryforward                 (4,434,895)
                Unrealized appreciation                      221,113
                Post-October capital loss deferral          (743,712)

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on

                EXPIRATION DATE
                ----------------------------------------------
                June 30, 2008                     $  (244,887)
                June 30, 2009                        (184,266)
                June 30, 2010                      (1,985,636)
                June 30, 2011                      (2,020,106)
                                                  -----------
                  Total                           $(4,434,895)
                                                  -----------

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended June 30, 2003 were 0.55% of average daily net assets on an annualized basis. The investment adviser has contractually agreed to pay the fund's operating expenses exclusive of management fee such that the fund's other expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

During the year ended June 30, 2003, the fund received a payment from the investment adviser to reimburse the fund for losses on investments not meeting the investment guidelines of the fund. The amount of the payment received was $8,892. This amount is separately disclosed in the Statement of Operations and the Statement of Changes in Net Assets. The effects of this payment on the fund's total return is disclosed in the Financial Highlights.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                   0.0175%
                Next $2.5 billion                  0.0130%
                Next $2.5 billion                  0.0005%
                In excess of $7 billion            0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $10,072,526 and $12,292,725, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $10,495,036
                                                                    -----------
Gross unrealized appreciation                                       $   373,931
Gross unrealized depreciation                                          (152,834)
                                                                    -----------
    Net unrealized appreciation                                     $   221,097
                                                                    -----------

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                         YEAR ENDED JUNE 30, 2003      YEAR ENDED JUNE 30, 2002
                                                        -------------------------      ------------------------
                                                          SHARES           AMOUNT        SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                               37,929      $   300,020         97,614      $  899,999
Shares issued to shareholders in
  reinvestment of distributions                           20,114          144,217         14,224         130,584
Shares reacquired                                       (414,448)      (3,100,076)         --              --
                                                        --------      -----------       --------      ----------
    Net increase (decrease)                             (356,405)     $(2,655,839)       111,838      $1,030,583
                                                        --------      -----------       --------      ----------

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2003, was $70. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Core Equity Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Core Equity Fund as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 14, 2003

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        ICE-ANN  8/03  68

[MFS LOGO](R)                                                      ANNUAL REPORT
INVESTMENT MANAGEMENT                                              JUNE 30, 2003


                                     MFS(R) INSTITUTIONAL
                                     REAL ESTATE
                                     INVESTMENT FUND


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LO9SE VALUE             NO BANK GUARANTEE
   NOT A DEPOSIT          NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer and Director         School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WILLIAM R. GUTOW (born 09/27/41) Trustee                 (investor in health care companies), Managing
Private investor and real estate consultant;             General Partner (since 1993); Cambridge
Capitol Entertainment Management Company (video          Nutraceuticals (professional nutritional
franchise), Vice Chairman                                products), Chief Executive Officer (until May
                                                         2001)
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy            ELAINE R. SMITH (born 04/25/46) Trustee
related services), Director; Eastern Enterprises         Independent health care industry consultant
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)        WARD SMITH (born 09/13/30) Trustee
                                                         Private investor

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1)  Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
     (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Richard R. Gable+                                        business day from 9 a.m. to 5 p.m. Eastern time.
Thomas V. Pedulla+                                       (To use this service, your phone must be equipped
Leo D. Saraceno+                                         with a Telecommunications Device for the Deaf).

CUSTODIAN                                                For share prices, account balances, exchanges or
State Street Bank and Trust Company                      stock and bond outlooks, call toll free:
225 Franklin Street, Boston, MA 02110                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
AUDITORS
Deloitte & Touche LLP                                    WORLD WIDE WEB
200 Berkeley Street, Boston, MA 02116                    www.mfs.com

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ Sun Capital Advisers, Inc.

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Shareholders,
For the 12 months ended June 30, 2003, the fund posted a total return of 6.47%, including the reinvestment of any dividend and capital gains distributions. This compares to a return over the same period of 3.91% for the fund's benchmark, the Morgan Stanley Real Estate Investment Trust (REIT) Index (the Morgan Index). The Morgan Index is an unmanaged, total return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

For the last twelve months ended June 30, 2003, outlet centers, strip centers, regional malls, triple net lease, industrial, health care, manufactured homes, diversified, and mixed property types of REITs outperformed the Morgan Index, while the hotel, self-storage, apartments, and office property REITs underperformed.

The stocks that benefited fund performance the most over the past twelve months were such strip center holdings as Developers Diversified and Federal Realty, while regional mall holdings such as General Growth Properties and Macerich also boosted performance.

On the downside, apartment holdings Archstone-Smith and Avalon Bay hurt fund performance during the period, as did Reckson, a mixed office/industrial REIT holding.

The past few years have been truly a remarkable time for REIT investors like us. The second quarter of 2003, which concluded on June 30th, marked the first time in quite a while that the Morgan Index underperformed the total returns of most major stock indices. (From April 1 through June 30, 2003, the Morgan Index was up 12.63%; the Dow Jones Industrial Average (DJIA) was up 13.11%; the Standard & Poor's 500 Stock Index (S & P 500) was up 15.39%; and the NASDAQ gained 21%.)

However, for the year-to-date through June 30th, the Morgan Index has managed to outperform the total return of most major stock indices, with the exception of the NASDAQ. And the Morgan Index finished the 2nd quarter of 2003 at 487.21, which was an all-time high level for a quarterly close at that time.

For the second, third, and fourth year periods ending June 30, 2003, the Morgan Index is the only index in the larger group comprised of the DJIA, the S&P 500, and the NASDAQ to register a positive return for each period. The next best performing index of the four during those time periods, the DJIA, still trailed the Morgan Index by a hefty 15.34%, 17.24%, and 14.52%, respectively. The last full calendar year in which the Morgan Index underperformed the other major indices was back in 1999, when the Morgan Index was down -4.55% and the NASDAQ was up 86%, the DJIA was up 27.12%, and the S&P 500 was up 21%.

Of course, each day that the Morgan Index hits a new high triggers another investor to research the historical performance of the Morgan Index, and to consider whether the great run can continue, or is about to end. Based on our experience, bullish REIT investors prefer to cite the steady yield spread REITs are earning on their investments, the consistent earnings growth of the retail REITs, and operating statistics in property types like offices and apartments that appear to be bottoming as positive evidence that the REIT market is merely forward looking. Bearish REIT investors, on the other hand, have ample amounts of negative data to cite as evidence that this tremendous run is over, that REITs are overvalued, and that positive fund flows have prevented REIT share prices from appropriately discounting poor fundamentals.

While our market outlook generally falls toward the middle of these two extreme opinions, as dedicated REIT investors, the portfolio make up as of June 30th reflects our slightly more bearish outlook. While declining earnings led to a relatively sub-par performance in the first quarter of 2003, in our opinion, we also believe that stronger equity markets and a steady yield spread on investments -- and not any discernible recovery in earnings -- drove the much stronger performance of REITs during the second quarter.

The fund has remained underweight in the apartments sector and overweight in the office, strip centers, and regional malls sectors. Based on the outlook for these sectors and their valuations, the fund began to reduce the overweight in the strip centers and regional malls property types since the beginning of 2003, and to reduce the underweighting in apartment REITs. Those portfolio moves likely had a slightly negative impact on performance during the past quarter given the downside performance of apartment and office REITs. Although we have been early in trimming the weightings in regional malls and strip centers, we believe that both property types are close to being fully valued, and over the long term, the risk/return tradeoff for the fund could be better in other property types. In addition to valuation concerns, we continue to believe that many retailers are being forced to slow down unit growth plans and rationalize their store bases, which could very well put pressure on occupancy rates at strip centers and regional malls.

Presently, we acknowledge that occupancy and rents in many property types have started to decline at a lesser rate than they have in the past, but we also find it hard to believe that any improvements will reach the bottom line fast enough to warrant such strong share price performances in the short-term. The rash of insider selling and equity issuance at many REITs is evidence that the management teams of these REITs appear to agree that their shares are fully valued at this time. Our focus continues to be on REITs with quality portfolios of properties, proven track records, strong management teams, and conservative balance sheets.

    Respectfully,

/s/ Richard R. Gable

    Richard R. Gable
    Portfolio Manager

The opinions expressed in this report are those of Sun Capital Advisers and MFS, and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FUND FACTS

Objective:  Capital  appreciation  is  the  main  objective, and the secondary objective is to provide current income and growth of income.

Commencement of investment operations: December 29, 2000

Size: $4.07 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2003. Index information is from
January 1, 2001.)

                                MFS
                          Institutional
                           Real Estate            Morgan Stanley
                         Investment Fund            REIT Index
            12/00          $3,000,000               $3,000,000
             6/01           3,249,000                3,312,000
             6/02           3,822,000                3,843,000
             6/03           4,068,737                3,993,760

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

                                    1 Year                Life*
-----------------------------------------------------------------
Cumulative Total Return             +6.47%              +35.62%
-----------------------------------------------------------------
Average Annual Total Return         +6.47%              +12.96%
-----------------------------------------------------------------

COMPARATIVE BENCHMARK(+)            1 Year                Life*
-----------------------------------------------------------------
Morgan Stanley REIT Index#          +3.91%              +12.13%
-----------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2003. Index information is from January 1, 2001.
(+) Average annual rates of return.
  # Source: Bloomberg.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involve risks relating to interest-rates, currency-exchange-rates, economic, and political conditions.

Investing in small companies is riskier than investing in more-established companies.

The portfolio has the same risks affecting direct investments in real estate. These securities are more susceptible to adverse developments than are more broadly defined investments.

Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - June 30, 2003

Real Estate Investment Trusts (REITs) - 94.8%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES               VALUE
-------------------------------------------------------------------------------------------------
Apartments - 14.4%
  Archstone-Smith Trust                                                 6,396          $  153,504
  Avalonbay Communities, Inc.                                           3,919             167,106
  BRE Properties, Inc                                                   4,990             165,668
  Equity Residential Properties Trust                                   3,805              98,740
                                                                                       ----------
                                                                                       $  585,018
-------------------------------------------------------------------------------------------------
Diversified - 4.6%
  Vornado Realty Trust                                                  4,314          $  188,090
-------------------------------------------------------------------------------------------------
Hotels - 4.0%
  Orient Express Hotels Ltd.*                                           2,398          $   35,371
  Starwood Hotels & Resorts Worldwide, Inc.                             4,527             129,427
                                                                                       ----------
                                                                                       $  164,798
-------------------------------------------------------------------------------------------------
Mixed - 8.0%
  Duke Realty Corp.                                                     5,856          $  161,333
  Reckson Associates Realty Corp.                                       7,952             165,879
                                                                                       ----------
                                                                                       $  327,212
-------------------------------------------------------------------------------------------------
Mortgages - 3.4%
  Annaly Mortgage Management Inc.                                       6,932          $  138,016
-------------------------------------------------------------------------------------------------
Office - 21.0%
  American Financial Realty Trust                                         274          $    4,085
  Boston Properties, Inc.                                               6,400             280,320
  Equity Office Properties Trust                                        3,841             103,746
  Mack-Cali Realty Corp.                                                5,011             182,300
  SL Green Realty Corp.                                                 8,112             283,028
                                                                                       ----------
                                                                                       $  853,479
-------------------------------------------------------------------------------------------------
Regional Department Stores - 2.2%
  Dillard's, Inc.                                                       6,844          $   92,189
-------------------------------------------------------------------------------------------------
Regional Malls - 14.6%
  CBL & Associates Properties, Inc.                                     3,879          $  166,797
  General Growth Properties, Inc.                                       3,317             207,113
  Macerich Co.                                                          3,985             139,993
  Simon Property Group, Inc.                                            2,022              78,919
                                                                                       ----------
                                                                                       $  592,822
-------------------------------------------------------------------------------------------------
Shopping Centers - 12.5%
  Developers Diversified Reality Corp.                                  4,451          $  126,586
  Federal Realty Investment Trust                                       4,520             144,640
  Kimco Reality Corp.                                                   4,218             159,862
  Regency Centers Corp.                                                 2,190              76,606
                                                                                       ----------
                                                                                       $  507,694
-------------------------------------------------------------------------------------------------
Storage - 3.2%
  Shurgard Storage Centers, Inc.                                        3,901          $  129,045
-------------------------------------------------------------------------------------------------
Warehouse and Industrial - 6.9%
  CenterPoint Properties Corp.                                          2,399          $  146,939
  ProLogis Trust                                                        4,917             134,234
                                                                                       ----------
                                                                                       $  281,173
-------------------------------------------------------------------------------------------------
Total REITs (Identified Cost, $3,288,400)                                              $3,859,536
-------------------------------------------------------------------------------------------------

Short-Term Obligations - 0.2%
-------------------------------------------------------------------------------------------------
                                                                       SHARES
-------------------------------------------------------------------------------------------------
Mutual Funds
  State Street Global Advisers Money Market Fund, at Amortized Cost     7,227          $    7,227
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,295,627)                                        $3,866,763

Other Assets, Less Liabilities - 5.0%                                                     203,123
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $4,069,886
-------------------------------------------------------------------------------------------------

*Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-----------------------------------------------------------------------------
JUNE 30, 2003
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,295,627)              $3,866,763
  Cash                                                                100,872
  Receivable for investments sold                                     135,186
  Receivable from investment adviser                                   59,807
  Dividends and interest receivable                                    25,752
                                                                   ----------
      Total assets                                                 $4,188,380
                                                                   ----------
Liabilities:
  Payable for investments purchased                                    91,029
  Payable to affiliates -
    Management fee                                                        234
    Shareholder servicing agent fee                                         3
    Administrative fee                                                      6
  Accrued expenses and other liabilities                               27,222
                                                                   ----------
      Total liabilities                                              $118,494
                                                                   ----------
Net assets                                                         $4,069,886
                                                                   ----------
Net assets consist of:
  Paid-in capital                                                  $3,392,241
  Unrealized appreciation on investments                              571,136
  Accumulated undistributed net realized gain on investments           11,238
  Accumulated undistributed net investment income                      95,271
                                                                   ----------
      Total                                                        $4,069,886
                                                                   ----------
Shares of beneficial interest outstanding                           337,097
                                                                    -------

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)          $12.07
                                                                    ------
See notes to financial statements.

Statement of Operations
----------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2003
----------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $240,128
    Interest                                                             620
                                                                    --------
      Total investment income                                       $240,748
                                                                    --------
  Expenses -
    Management fee                                                  $ 25,345
    Trustees' compensation                                             1,181
    Shareholder servicing agent fee                                      272
    Administrative fee                                                   349
    Auditing fees                                                     23,396
    Registration fees                                                 14,599
    Legal fees                                                         9,762
    Printing                                                           3,777
    Custodian fee                                                      3,627
    Postage                                                                1
    Miscellaneous                                                      7,863
                                                                    --------
      Total expenses                                                $ 90,172
    Fees paid indirectly                                              (1,400)
    Reduction of expenses by investment adviser                      (59,807)
                                                                    --------
      Net expenses                                                  $ 28,965
                                                                    --------
        Net investment income                                       $211,783
                                                                    --------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment transactions  $ (4,537)
  Change in unrealized appreciation on investments                    42,113
                                                                    --------
      Net realized and unrealized gain on investments               $ 37,576
                                                                    --------
          Increase in net assets from operations                    $249,359
                                                                    --------
See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                            2003              2002
-----------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                  $  211,783        $  197,321
  Net realized gain (loss) on investments                                    (4,537)           17,024
  Net unrealized gain on investments                                         42,113           356,389
                                                                         ----------        ----------
    Increase in net assets from operations                               $  249,359        $  570,734
                                                                         ----------        ----------
Distributions declared to shareholders -
  From net investment income                                             $ (148,467)       $ (180,732)
  From net realized gain on investments                                     (40,373)          (22,711)
                                                                         ----------        ----------
    Total distributions declared to shareholders                         $ (188,840)       $ (203,443)
                                                                         ----------        ----------
Net increase in net assets from fund share transactions                  $  188,611        $  203,430
                                                                         ----------        ----------
    Total increase in net assets                                         $  249,130        $  570,721
Net assets:
  At beginning of period                                                 $3,820,756        $3,250,035
                                                                         ----------        ----------

  At end of period (including accumulated undistributed net investment
    income of $95,271 and $66,481, respectively)                         $4,069,886        $3,820,756
                                                                         ----------        ----------

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the fund's financial performance for the period of the fund's operation. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED JUNE 30,
                                                                                ---------------------------     PERIOD ENDED
                                                                                    2003               2002   JUNE 30, 2001*
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                             $11.97             $10.83           $10.00
                                                                                  ------             ------           ------
Income from investment operations# -
  Net investment income(S)                                                        $ 0.64             $ 0.64           $ 0.27
  Net realized and unrealized gain (loss) on investments                            0.05               1.18             0.56
                                                                                  ------             ------           ------
    Total from investment operations                                              $ 0.69             $ 1.82           $ 0.83
                                                                                  ------             ------           ------
Less distributions declared to shareholders -
  From net investment income                                                      $(0.47)            $(0.60)          $ --
  From net realized gain on investments                                            (0.12)             (0.08)            --
                                                                                  ------             ------           ------
    Total distributions declared to shareholders                                  $(0.59)            $(0.68)          $ --
                                                                                  ------             ------           ------
  Net asset value - end of period                                                 $12.07             $11.97           $10.83
                                                                                  ------             ------           ------
Total return                                                                        6.47%             17.62%            8.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                        0.84%              0.84%            0.84%+
  Net investment income                                                             5.85%              5.76%            5.39%+
Portfolio turnover                                                                    28%                29%               7%
Net assets at end of period (000 Omitted)                                         $4,070             $3,821           $3,250

  (S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.10% of average daily net assets. To the extent actual expenses were over this limitation the net investment income per share and the ratios would have been:
        Net investment income                                              $0.46                $0.49                $0.08
        Ratios (to average net assets):
          Expenses##                                                        2.49%                2.15%                4.59%+
          Net investment income                                             4.20%                4.45%                1.64%+

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Real Estate Investment Fund (the fund) is a non-diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended June 30, 2003 and June 30, 2002 was as follows:

                                          JUNE 30, 2003     JUNE 30, 2002
-------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                              $154,900          $203,443
  Long-term capital gain                         33,940             --
                                               --------          --------
Total distributions declared                   $188,840          $203,443
                                               --------          --------

During the year ended June 30, 2003, accumulated undistributed net investment income decreased by $34,526, and accumulated undistributed net realized gain on investments increased by $34,526, due to differences between book and tax accounting for capital gain dividends from real estate investment trusts. This change had no effect on the net assets or net asset value per share.

As of June 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                    $ 85,856
          Unrealized appreciation                           612,235
          Post-October capital loss deferral                (20,446)

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.70% of the fund's average daily net assets. The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Sun Capital Advisers, Inc. to assist in the performance of its services. The investment adviser has contractually agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                             0.0175%
                Next $2.5 billion                            0.0130%
                Next $2.5 billion                            0.0005%
                In excess of $7 billion                      0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,142,918 and $973,475, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                           $3,254,528
                                                         ----------
Gross unrealized appreciation                              $682,171
Gross unrealized depreciation                               (69,936)
                                                         ----------
    Net unrealized appreciation                            $612,235
                                                         ----------

(5) Shares  of  Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                      YEAR ENDED JUNE 30, 2003  YEAR ENDED JUNE 30, 2002
                                                      ------------------------  ------------------------
                                                          SHARES        AMOUNT      SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                                    2      $     20      --          $  --
Shares issued to shareholders in
  reinvestment of distributions                           17,831       188,828      19,264       203,430
Shares reacquired                                           (20)         (237)      --           --
                                                          ------      --------      ------      --------
    Net increase                                          17,813      $188,611      19,264      $203,430
                                                          ------      --------      ------      --------

(6) Line  of  Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2003, was $28. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off- balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Institutional Trust and Shareholders of MFS Institutional Real Estate Investment Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Real Estate Investment Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from the commencement of the fund's operations, December 29, 2000, through June 30, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Real Estate Investment Fund as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period from the commencement of the fund's operations, December 29, 2000, through June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 14, 2003

FEDERAL TAX INFORMATION (Unaudited)

The fund has designated $33,940 as a capital gain dividend for the year ended June 30, 2003.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                 IRT-ANN 8/03 67

[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                MFS(R) INSTITUTIONAL
                RESEARCH FUND


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------



MFS(R) INSTITUTIONAL RESEARCH FUND
The following tables present certain information regarding the Trustees and officers of MFS Institutional Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer, and Director        School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                    touch-tone telephone.
200 Berkeley Street, Boston, MA
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management



--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,

Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Shareholders,
For the 12 months ended June 30, 2003, the fund provided a total return of -0.80%. This return, which includes the reinvestment of dividend and capital gains distributions, compares to a return of 0.25% over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (S&P 500). The S&P 500 is a commonly used measure of the broad U.S. stock market.

MARKET ENVIRONMENT
Within the S&P 500, financial services, health care, leisure, and technology experienced positive returns for the period. The most negative sectors for the index were retailing, autos and housing, and energy.

PORTFOLIO POSITIONING
On a sector basis, the fund's most significant changes in positioning over the period were increases in health care, consumer staples, and utilities and communications holdings, and a decrease in financial services and technology. As of period-end, the fund's largest overweighted positions, relative to the S&P 500, were in the health care and financial services sectors; the fund's major relative underweightings were in technology and industrial goods and services.

CONTRIBUTORS TO PERFORMANCE
Consumer staples, energy, and transportation were the portfolio's strongest-performing sectors relative to the S&P 500 for the 12-month period.

In the consumer staples sector, our avoidance of Coca Cola added to the fund's performance. In health care, Genzyme, Genentech, and Forest Laboratories made solid performance contributions, as did the leisure stock EchoStar Communications. Other key contributors were United Parcel Service, a transportation company, and the technology company VERITAS.

An underweighted position in American International Group in the financial services sector also added to performance. At the end of the period, Forest Laboratories, United Parcel Service, and American International Group were no longer in the portfolio.

DETRACTORS FROM PERFORMANCE
Financial services, technology, and health care were the three sectors that detracted the most from fund performance. In the health care sector, holdings that detracted from performance included Baxter International, HealthSouth Corp., and Laboratory CP of America. Financial services stocks that hurt results included Capital One and Chubb Corp.

Additional holdings that detracted significantly from performance included Sears Roebuck in retailing and Automatic Data Processing. Our positions in HealthSouth Corp. and Capital One were sold by the end of the period.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of Global Equity Research and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: May 20, 1996

Size: $17.3 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT (For the period from the commencement of the fund's investment operations, May 20, 1996, through June 30, 2003. Index information is from June 1, 1996.) [Graphic Omitted]

                               MFS
                           Institutional               S&P 500
                           Research Fund             Stock Index
            5/96            $3,000,000               $3,000,000
            6/97             3,642,000                4,056,000
            6/99             5,272,000                6,480,000
            6/01             5,030,000                5,920,000
            6/03             3,857,319                4,867,846

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

                                  1 Year      3 Years     5 Years       Life*
------------------------------------------------------------------------------
Cumulative Total Return           -0.80%      -39.86%     -16.50%     +28.58%
------------------------------------------------------------------------------
Average Annual Total Return       -0.80%      -15.59%     - 3.54%     + 3.60%
------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)

                                  1 Year      3 Years     5 Years       Life*
------------------------------------------------------------------------------
S&P 500 Stock Index#              +0.25%      -11.19%     - 1.61%     + 7.07%
------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, May 20, 1996, through June 30, 2003. Index information is from June 1, 1996.
  # Source: Standard & Poor's Micropal, Inc.
(+) Average annual rates of return.

NOTES TO PERFORMANCE SUMMARY

A significant portion of the return that is less than one year is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

Please see a prospectus for further information about the risks associated with investing in this Fund.

PORTFOLIO OF INVESTMENTS - June 30, 2003

Stocks - 98.2%
-------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                   SHARES               VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 90.8%
  Advertising & Broadcasting - 0.6%
    Getty Images, Inc.*                                                                     700         $    28,910
    Lamar Advertising Co., "A"*                                                           2,250              79,222
                                                                                                        -----------
                                                                                                        $   108,132
-------------------------------------------------------------------------------------------------------------------
  Aerospace - 1.3%
    Lockheed Martin Corp.                                                                 4,580         $   217,871
-------------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 7.2%
    Bank America Corp.                                                                    4,870         $   384,876
    Bank One Corp.                                                                        3,510             130,502
    Banknorth Group, Inc.                                                                 3,350              85,492
    FleetBoston Financial Corp.                                                           5,890             174,992
    Mellon Financial Corp.                                                                7,160             198,690
    SouthTrust Corp.                                                                      1,200              32,640
    SunTrust Banks, Inc.                                                                  4,150             246,261
                                                                                                        -----------
                                                                                                        $ 1,253,453
-------------------------------------------------------------------------------------------------------------------
  Biotechnology - 4.4%
    Amgen, Inc.*                                                                          4,890         $   324,891
    Genentech, Inc.*                                                                      3,740             269,729
    Genzyme Corp.*                                                                        4,120             172,216
                                                                                                        -----------
                                                                                                        $   766,836
-------------------------------------------------------------------------------------------------------------------
  Building - 0.3%
    American Standard Cos., Inc.*                                                           600         $    44,358
-------------------------------------------------------------------------------------------------------------------
  Business Services - 0.9%
    SunGard Data Systems, Inc.*                                                           5,710         $   147,946
-------------------------------------------------------------------------------------------------------------------
  Chemicals - 2.2%
    Air Products & Chemicals, Inc.                                                        1,330         $    55,328
    Dow Chemical Co.                                                                      6,050             187,308
    Lyondell Chemical Co.                                                                 3,020              40,861
    Praxair, Inc.                                                                         1,500              90,150
                                                                                                        -----------
                                                                                                        $   373,647
-------------------------------------------------------------------------------------------------------------------
  Computer Software - 0.5%
    Oracle Corp.*                                                                         6,640         $    79,813
-------------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.7%
    Microsoft Corp.                                                                      16,120         $   412,833
    Network Associates, Inc.*                                                             4,360              55,285
                                                                                                        -----------
                                                                                                        $   468,118
-------------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.7%
    VERITAS Software Corp.*                                                               4,280         $   122,708
-------------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.9%
    Newell Rubbermaid, Inc.                                                               2,080         $    58,240
    Procter & Gamble Co.                                                                  5,020             447,683
                                                                                                        -----------
                                                                                                        $   505,923
-------------------------------------------------------------------------------------------------------------------
  Electronics - 0.9%
    Analog Devices, Inc.*                                                                 2,276         $    79,250
    Novellus Systems, Inc.                                                                1,900              69,580
                                                                                                        -----------
                                                                                                        $   148,830
-------------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.3%
    Dominion Resources, Inc.                                                                840         $    53,987
-------------------------------------------------------------------------------------------------------------------
  Entertainment - 3.3%
    AOL Time Warner, Inc.*                                                               13,960         $   224,616
    Clear Channel Communications, Inc.*                                                   2,340              99,193
    Viacom, Inc., "B"*                                                                    5,739             250,565
                                                                                                        -----------
                                                                                                        $   574,374
-------------------------------------------------------------------------------------------------------------------
  Financial Institutions - 11.4%
    Charter One Financial, Inc.                                                           2,935         $    91,513
    Citigroup, Inc.                                                                      16,057             687,239
    Fannie Mae                                                                            6,470             436,337
    Freddie Mac                                                                           4,470             226,942
    Goldman Sachs Group, Inc.                                                             2,780             232,825
    MBNA Corp.                                                                            1,810              37,720
    Merrill Lynch & Co., Inc.                                                             3,870             180,652
    TCF Financial Corp.                                                                   2,000              79,680
                                                                                                        -----------
                                                                                                        $ 1,972,908
-------------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 4.5%
    Anheuser-Busch Cos., Inc.                                                             5,890         $   300,684
    Kellogg Co.                                                                           3,440             118,233
    PepsiCo, Inc.                                                                         8,200             364,900
                                                                                                        -----------
                                                                                                        $   783,817
-------------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 2.2%
    Bowater, Inc.                                                                         1,010         $    37,824
    International Paper Co.                                                               5,520             197,230
    Smurfit-Stone Container Corp.*                                                       11,640             151,669
                                                                                                        -----------
                                                                                                        $   386,723
-------------------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.4%
    MGM Mirage, Inc.*                                                                     1,870         $    63,917
-------------------------------------------------------------------------------------------------------------------
  Insurance - 3.2%
    Chubb Corp.                                                                           1,780         $   106,800
    MetLife, Inc.                                                                         4,640             131,405
    The St. Paul Cos., Inc.                                                               3,510             128,150
    Travelers Property Casualty Corp.                                                     5,674              90,217
    Travelers Property Casualty Corp., "B"                                                6,760             106,605
                                                                                                        -----------
                                                                                                        $   563,177
-------------------------------------------------------------------------------------------------------------------
  Internet Security - 0.0%
    Symantec Corp.*                                                                          10          $      439
-------------------------------------------------------------------------------------------------------------------
  Machinery - 0.6%
    Deere & Co.                                                                           2,120         $    96,884
-------------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.9%
    Abbott Laboratories, Inc.                                                            12,190         $   533,434
    Baxter International, Inc.                                                            3,880             100,880
    Guidant Corp.                                                                         2,500             110,975
    Johnson & Johnson Co.                                                                 8,780             453,926
                                                                                                        -----------
                                                                                                        $ 1,199,215
-------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.3%
    Lincare Holdings, Inc.*                                                               2,290         $    72,158
    Tenet Healthcare Corp.*                                                              13,350             155,527
                                                                                                        -----------
                                                                                                        $   227,685
-------------------------------------------------------------------------------------------------------------------
  Medical Equipment - 0.1%
    Waters Corp.*                                                                           420         $    12,235
-------------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.3%
    Equitable Resources, Inc.                                                             1,090         $    44,407
-------------------------------------------------------------------------------------------------------------------
  Oil Services - 1.2%
    Halliburton Co.                                                                       2,890         $    66,470
    Schlumberger Ltd.                                                                     2,980             141,759
                                                                                                        -----------
                                                                                                        $   208,229
-------------------------------------------------------------------------------------------------------------------
  Oils - 3.8%
    ConocoPhillips, Inc.                                                                  2,490         $   136,452
    Devon Energy Corp.                                                                      880              46,992
    ExxonMobil Corp.                                                                     13,366             479,973
                                                                                                        -----------
                                                                                                        $   663,417
-------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 7.4%
    Caremark Rx, Inc.*                                                                    1,720         $    44,170
    Pfizer, Inc.                                                                         13,217             451,361
    Schering Plough Corp.                                                                19,700             366,420
    Wyeth                                                                                 9,170             417,693
                                                                                                        -----------
                                                                                                        $ 1,279,644
-------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.3%
    New York Times Co., "A"                                                               1,990         $    90,545
    Tribune Co.                                                                           2,840             137,172
                                                                                                        -----------
                                                                                                        $   227,717
-------------------------------------------------------------------------------------------------------------------
  Railroads - 0.5%
    Union Pacific Corp.                                                                   1,490         $    86,450
-------------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.3%
    Starwood Hotels & Resorts Co.                                                         2,100         $    60,039
-------------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.0%
    CEC Entertainment, Inc.*                                                              1,460         $    53,918
    Hilton Hotels Corp.                                                                   4,520              57,811
    Yum! Brands, Inc.*                                                                   2,350              69,466
                                                                                                        -----------
                                                                                                        $   181,195
-------------------------------------------------------------------------------------------------------------------
  Retail - 0.3%
    Liz Claiborne, Inc.                                                                   1,460         $    51,465
-------------------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.7%
    3M Co.                                                                                  910         $   117,372
-------------------------------------------------------------------------------------------------------------------
  Stores - 6.9%
    Home Depot, Inc.                                                                      7,690         $   254,693
    Kohl's Corp.*                                                                         2,470             126,908
    Target Corp.                                                                          6,550             247,852
    Wal-Mart Stores, Inc.                                                                 9,360             502,351
    Walgreen Co.                                                                          2,110              63,511
                                                                                                        -----------
                                                                                                        $ 1,195,315
-------------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Kroger Co.*                                                                           8,100         $   135,108
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.8%
    CenturyTel, Inc.                                                                      1,400         $    48,790
    Sprint Corp. (PCS Group)*                                                            16,330              93,897
                                                                                                        -----------
                                                                                                        $   142,687
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 3.4%
    EchoStar Communications Corp., "A"*                                                   5,550         $   192,141
    Verizon Communications, Inc.                                                         10,200             402,390
                                                                                                        -----------
                                                                                                        $   594,531
-------------------------------------------------------------------------------------------------------------------
  Tobacco - 2.1%
    Altria Group, Inc.                                                                    8,200         $   372,608
-------------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.2%
    PG&E Corp.*                                                                           2,100         $    44,415
    Public Service Enterprise Group                                                       1,330              56,193
    TXU Corp.                                                                             4,990             112,025
                                                                                                        -----------
                                                                                                        $   212,633
-------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                       $15,745,813
-------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.4%
  Bermuda - 2.2%
    Ace Ltd. (Insurance)                                                                  4,960         $   170,078
    Tyco International Ltd. (Manufacturing)                                               4,260              80,855
    XL Capital Ltd. (Insurance)                                                           1,540             127,820
                                                                                                        -----------
                                                                                                        $   378,753
-------------------------------------------------------------------------------------------------------------------
  Canada - 1.3%
    Encana Corp. (Oils)                                                                   3,570         $   136,981
    Talisman Energy, Inc. (Oils)                                                          2,080              95,368
                                                                                                        -----------
                                                                                                        $   232,349
-------------------------------------------------------------------------------------------------------------------
  Cayman Islands - 1.0%
    GlobalSantaFe Corp. (Oil Services)                                                    4,299         $   100,339
    Noble Corp. (Oil Services)*                                                           2,110              72,373
                                                                                                        -----------
                                                                                                        $   172,712
-------------------------------------------------------------------------------------------------------------------
  Japan - 0.4%
    Honda Motor Co., Ltd., ADR (Automotive)                                               3,470         $    66,103
-------------------------------------------------------------------------------------------------------------------
  Switzerland - 0.2%
    Nestle SA (Consumer Products)                                                           790         $    40,753
-------------------------------------------------------------------------------------------------------------------
  United Kingdom - 2.3%
    BHP Billiton PLC, ADR (Metals & Minerals)                                            12,180         $   128,230
    BP Amoco PLC, ADR (Oils)                                                              1,750              73,535
    Rio Tinto PLC (Metals & Mining)                                                       1,090              83,439
    Willis Group Holdings Ltd. (Insurance)                                                3,480             107,010
                                                                                                        -----------
                                                                                                        $   392,214
-------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                    $ 1,282,884
-------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $15,349,440)                                                             $17,028,697
-------------------------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.5%
-------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
ISSUER                                                                            (000 OMITTED)               VALUE
-------------------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 7/01/03, at Amortized Cost                      $  253         $   253,000
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $15,602,440)                                                        $17,281,697
Other Assets, Less Liabilities - 0.3%                                                                        57,282
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                     $17,338,979
-------------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $15,602,440)              $17,281,697
  Cash                                                                      795
  Receivable for investments sold                                        76,348
  Receivable for fund shares sold                                           878
  Interest and dividends receivable                                      29,615
  Receivable from investment adviser                                      1,244
  Other assets                                                              254
                                                                    -----------
      Total assets                                                  $17,390,831
                                                                    -----------
Liabilities:
  Payable for investments purchased                                 $    26,269
  Payable for fund shares reacquired                                     24,871
  Payable to affiliates for management fee                                  712
                                                                    -----------
      Total liabilities                                             $    51,852
                                                                    -----------
Net assets                                                          $17,338,979
                                                                    -----------
Net assets consist of:
  Paid-in capital                                                   $24,569,841
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      1,679,562
  Accumulated net realized loss on investments and
    foreign currency transactions                                    (9,008,100)
  Accumulated undistributed net investment income                        97,676
                                                                    -----------
      Total                                                         $17,338,979
                                                                    -----------
Shares of beneficial interest outstanding                             2,175,827
                                                                    -----------

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $7.97
                                                                       -----

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   274,950
    Interest                                                              9,932
    Foreign taxes withheld                                               (1,745)
                                                                    -----------
      Total investment income                                       $   283,137
                                                                    -----------
  Expenses -
    Management fee                                                  $   100,847
    Trustees' compensation                                                1,196
    Shareholder servicing agent fee                                       1,262
    Administrative fee                                                    1,581
    Custodian fee                                                        16,208
    Printing                                                              4,458
    Postage                                                               1,684
    Auditing fees                                                        32,996
    Legal fees                                                              606
    Registration fees                                                    13,917
    Miscellaneous                                                         9,241
                                                                    -----------
      Total expenses                                                $   183,996
    Fees paid indirectly                                                   (693)
    Reduction of expenses by investment adviser                         (90,805)
                                                                    -----------
      Net expenses                                                  $    92,498
                                                                    -----------
        Net investment income                                       $   190,639
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $(1,693,332)
    Foreign currency transactions                                            58
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(1,693,274)
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $ 1,162,789
    Translation of assets and liabilities in foreign currencies             233
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $ 1,163,022
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency                                          $  (530,252)
                                                                    -----------
          Decrease in net assets from operations                    $  (339,613)
                                                                    -----------

See notes to financial statements.

Financial Statements - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                                       2003                  2002
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                            $   190,639          $    218,914
  Net realized loss on investments and foreign
    currency transactions                                                           (1,693,274)           (7,287,147)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                             1,163,022            (3,044,979)
                                                                                   -----------          ------------
      Decrease in net assets from operations                                         $(339,613)         $(10,113,212)
                                                                                   -----------          ------------
Distributions declared to shareholders -
  From net investment income                                                       $  (194,531)         $   (233,332)
                                                                                   -----------          ------------
  Net decrease in net assets from fund share transactions                          $(1,349,765)         $(22,745,666)
                                                                                   -----------          ------------
      Total decrease in net assets                                                 $(1,883,909)         $(33,092,210)
Net assets:
  At beginning of period                                                            19,222,888            52,315,098
                                                                                   -----------          ------------
  At end of period (including accumulated undistributed net
    investment income of $97,676 and $101,537, respectively)                       $17,338,979          $ 19,222,888
                                                                                   -----------          ------------

See notes to financial statements.

Financial Statements - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years
(or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share.
The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.
------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended June 30,
                                                          --------------------------------------------------------------------
                                                             2003            2002            2001            2000         1999
------------------------------------------------------------------------------------------------------------------------------

Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $ 8.13          $10.62          $16.52          $16.27       $14.76
                                                           ------          ------          ------          ------       ------
Income from investment operations -
  Net investment income;st                                 $ 0.08          $ 0.06          $ 0.04          $ 0.03       $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        (0.16)          (2.46)          (3.25)           3.24         1.99
                                                           ------          ------          ------          ------       ------
      Total from investment operations                    $ (0.08)        $ (2.40)        $ (3.21)         $ 3.27       $ 2.04
                                                           ------          ------          ------          ------       ------
Less distributions declared to shareholders -
  From net investment income                              $ (0.08)        $ (0.09)        $ (0.03)        $ (0.08)     $ (0.03)
  From net realized gain on investments and
    foreign currency transactions                            --              --             (2.36)          (2.94)       (0.50)
  In excess of net realized gain on investments
    and foreign currency transactions                        --              --             (0.30)           --           --
                                                           ------          ------          ------          ------       ------
      Total distributions declared to shareholders         $(0.08)         $(0.09)         $(2.69)         $(3.02)      $(0.53)
                                                           ------          ------          ------          ------       ------
Net asset value - end of period                            $ 7.97          $ 8.13          $10.62          $16.52       $16.27
                                                           ------          ------          ------          ------       ------
Total return                                                (0.80)%        (22.69)%        (21.58)%         21.67%       14.12%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 0.55%           0.56%           0.56%           0.66%        0.66%
  Net investment income                                      1.13%           0.62%           0.31%           0.21%        0.37%
Portfolio turnover                                            103%            179%             99%             99%          99%
Net assets at end of period (000 Omitted)                 $17,339         $19,223         $52,315         $73,159      $61,467

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser contractually waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:
      Net investment income                                $ 0.04          $ 0.03          $ 0.01          $ 0.01       $ 0.04
      Ratios (to average net assets):
        Expenses##                                           1.09%           0.87%           0.78%           0.77%        0.77%
        Net investment income                                0.59%           0.31%           0.09%           0.10%        0.26%

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share the total return for the year ended June 30, 2003, would have been (2.11)%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Research Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2003 there were no securities on loan.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $543 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's other expenses were reduced by $150 under this arrangement. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended June 30, 2003 and June 30, 2002 was as follows:

                                                JUNE 30, 2003      JUNE 30, 2002
--------------------------------------------------------------------------------
Distributions declared from ordinary income          $194,531           $233,332

During the year ended June 30, 2003, accumulated undistributed net investment income increased by $31, and accumulated net realized loss on investments and foreign currency transactions increased by $59, and paid-in capital increased by $28 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At June 30, 2003 accumulated undistributed net investment income under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

As of June 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Undistributed ordinary income                       $    97,676
   Capital loss carryforward                            (8,077,422)
   Unrealized appreciation                               1,250,268
   Post-October capital loss deferral                     (501,384)

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2010, $(5,117,479) and June 30, 2011, $(2,959,943).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended June 30, 2003 were 0.55% of average daily net assets on an annualized basis. The investment adviser has contractually agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

   First $2 billion                                        0.0175%
   Next $2.5 billion                                       0.0130%
   Next $2.5 billion                                       0.0005%
   In excess of $7 billion                                 0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $16,747,214 and $17,421,957, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $16,031,734
                                                                    -----------
Gross unrealized appreciation                                       $ 1,569,848
Gross unrealized depreciation                                          (319,885)
                                                                    -----------
  Net unrealized appreciation                                       $ 1,249,963
                                                                    -----------

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                        YEAR ENDED JUNE 30, 2003          YEAR ENDED JUNE 30, 2002
                                                      --------------------------   -------------------------------
                                                        SHARES            AMOUNT          SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                                            220,608        $1,651,986       3,296,050       $30,859,773
Shares issued to shareholders in reinvestment
  of distributions                                      27,398           194,531          24,639           233,332
Shares reacquired                                     (435,456)       (3,196,282)     (5,885,392)      (53,838,771)
                                                      --------       -----------      ----------      ------------
    Net decrease                                      (187,450)      $(1,349,765)     (2,564,703)     $(22,745,666)
                                                      --------       -----------      ----------      ------------

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2003, was $60. The fund had no borrowings during the year.


                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Research Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Research Fund as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 14, 2003

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2003 the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

(C) 2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        IRF-ANN  8/03  72

[MFS LOGO](R)                                 ANNUAL REPORT
INVESTMENT MANAGEMENT                         JUNE 30, 2003


                                   MFS(R) INSTITUTIONAL
                                   INTERNATIONAL RESEARCH
                                   EQUITY FUND


--------------------------------------------------------------------------------
    NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
       NOT A DEPOSIT           NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer and Director         School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WILLIAM R. GUTOW (born 09/27/41) Trustee                 (investor in health care companies), Managing
Private investor and real estate consultant;             General Partner (since 1993); Cambridge
Capitol Entertainment Management Company (video          Nutraceuticals (professional nutritional
franchise), Vice Chairman                                products), Chief Executive Officer (until May
                                                         2001)
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy            ELAINE R. SMITH (born 04/25/46) Trustee
related services), Director; Eastern Enterprises         Independent health care industry consultant
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)        WARD SMITH (born 09/13/30) Trustee
                                                         Private investor

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8
500 Boylston Street                                      a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                    touch-tone telephone.
200 Berkeley Street, Boston, MA 02116
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Shareholders,
The fund commenced investment operations on July 16, 2002. For the period ended June 30, 2003 the fund provided a total return of 4.49%. This return, which assumes the reinvestment of any dividends and capital gains distributions, compares with a return over the same period of 4.22% for the fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East Index (EAFE). The portfolio's former index MSCI World ex-U.S. Index returned 5.29% for the same period. MSCI EAFE is a commonly used measure of the international stock market. MSCI World ex-U.S. measures the performance of stock markets in the developed world (excluding the United States).

MARKET ENVIRONMENT
Within the MSCI EAFE Index, health care, leisure, utilities and communication, and financial services were the leading market sectors. Industrial goods & services, special products & services, and technology underperformed the market during the period.

PORTFOLIO POSITIONING
On a sector basis, the fund's significant changes in positioning from July 31, 2002 through June 30, 2003 were increases in utilities and communications, technology, and retail holdings, and a decrease in leisure stocks. As of period-end, the fund's largest overweighted positions, relative to the MSCI EAFE were in the utilities & communications and health care sectors; the fund's major relative underweightings were in financial services and special products & services.

CONTRIBUTORS TO PERFORMANCE
Relative to the MSCI EAFE, stock selection and our underweight positions in retailing, financial services, and industrial goods & services contributed to the portfolio's performance over the period.

In the retailing sector, owning shares of Next PLC and Kingfisher helped relative performance. Stock holdings in the Royal Bank of Scotland and Standard Chartered were the strongest performers from the financial services group. Being overweighted in Fujikura and avoiding BAE in industrial goods & services boosted returns from that sector. At the end of the period, Standard Chartered and BAE were no longer in the portfolio.

Additional holdings that contributed significantly to performance included Koninklijke KPN in the utilities & communications sector, EnCana in energy, Nissan Motor in autos & housing, and Rio Tinto, which we no longer own, in basic materials.

DETRACTORS FROM PERFORMANCE
Stock selection within health care detracted from the relative performance of the portfolio. Jomed and Novartis were the weakest performers in the group; Jomed stock was sold during the period.

Additional holdings that detracted significantly from performance included Sega in the leisure sector, an underweight position in Vodafone in utilities & communications, Shiseido in consumer staples, as well as Credit Saison and HBOS, which we avoided, in financial services. Our position in Sega was sold by the end of the period.

    Respectfully,

/s/ David Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

Note to shareholders: Effective June 2003, MSCI EAFE became the primary benchmark.

The opinions expressed in this report are those of the Director of Global Equity Research and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

FUND FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: July 16, 2002

Size: $59.3 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees and expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Financial Statements.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2003. information is from August 1, 2002.)

                    MFS              Morgan Stanley
               Institutional            Capital              Morgan Stanley
               International          International            Capital/
                 Research              (MSCI World           International
               Equity Fund           ex-U.S. Index            (MSCI) EAFE
8/02           $3,000,000             $3,000,000              $3,000,000
6/03            3,134,814              3,158,614               3,126,701

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003
                                                                    Life*
-------------------------------------------------------------------------
Cumulative Total Return                                            +4.49%
-------------------------------------------------------------------------
Average Annual Total Return                                        +4.49%
-------------------------------------------------------------------------

COMPARATIVE BENCHMARKS(+)
                                                                    Life*
-------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) EAFE Index#            +4.22%
-------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World ex-U.S. Index#** +5.29%
-------------------------------------------------------------------------
Periods less than one year are actual, not annualized.
  * For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2003. Index information is from
    August 1, 2002.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.
 ** Effective June 30, 2003, we no longer use the Morgan Stanley Capital
    International (MSCI) World ex-U.S. Index as a benchmark because we believe the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index better reflects the fund's investment policies and objectives.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - June 30, 2003

Stocks - 97.6%
-------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                   SHARES               VALUE
-------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 97.0%
  Australia - 2.3%
    Australia & New Zealand Banking Group Ltd. (Banks & Credit Cos.)                     55,314         $   691,186
    John Fairfax Holdings Ltd. (Printing & Publishing)                                  189,100             365,677
    News Corp., Ltd. (Media)                                                             43,526             327,326
                                                                                                        -----------
                                                                                                        $ 1,384,189
-------------------------------------------------------------------------------------------------------------------
  Austria - 0.5%
    Erste Bank der Oesterreichischen Sparkassen AG (Banks & Credit Cos.)                  3,590         $   317,757
-------------------------------------------------------------------------------------------------------------------
  Belgium - 1.3%
    Fortis (Financial Services)                                                          46,100         $   795,398
-------------------------------------------------------------------------------------------------------------------
  Canada - 3.9%
    EnCana Corp. (Utilities - Gas)                                                       17,790         $   678,402
    Manitoba Telecom Services, Inc. (Utilities - Telephones)                             13,200             386,921
    Molson, Inc. (Food & Beverage Products)                                              22,400             602,896
    Talisman Energy, Inc. (Oils)                                                         14,200             644,145
                                                                                                        -----------
                                                                                                        $ 2,312,364
-------------------------------------------------------------------------------------------------------------------
  China - 1.8%
    China Oilfield Services Ltd. (Oil Services)                                       1,370,000         $   307,445
    Huaneng Power International, Inc. (Utilities - Electric Power)                      652,000             744,125
                                                                                                        -----------
                                                                                                        $ 1,051,570
-------------------------------------------------------------------------------------------------------------------
  Denmark - 1.7%
    Danske Bank (Banks & Credit Cos.)                                                    50,700         $   988,824
-------------------------------------------------------------------------------------------------------------------
  France - 9.8%
    Carrefour S.A. (Supermarkets)                                                         8,150         $   400,105
    France Telecom S.A. (Telecommunications)                                             49,370           1,212,989
    Generale de Sante (Healthcare)*                                                      23,820             283,579
    L'Air Liquide S.A. (Industrial - Gas)                                                 4,300             638,539
    Sanofi-Synthelabo S.A. (Medical & Health Products)                                   16,230             952,097
    Schneider Electric S.A. (Electrical Equipment)                                        7,786             366,652
    Societe Television Francaise 1 (Media)                                                7,355             226,730
    Total Fina Elf S.A., "B" (Oils)                                                      11,400           1,725,652
                                                                                                        -----------
                                                                                                        $ 5,806,343
-------------------------------------------------------------------------------------------------------------------
  Germany - 5.2%
    Bayerische Motoren Werke AG (Automotive)                                             24,460         $   942,527
    Celanese AG (Chemicals)                                                              14,310             348,624
    Fresenius Medical Care AG (Medical & Health Products)                                 5,040             182,614
    Linde AG (Conglomerates)                                                             13,560             502,860
    Porsche AG (Automotive)                                                               1,813             769,514
    Schering AG (Medical & Health Products)                                               4,240             207,665
    Stada Arzneimittel AG (Medical & Health Products)                                     2,400             152,937
                                                                                                        -----------
                                                                                                        $ 3,106,741
-------------------------------------------------------------------------------------------------------------------
  Greece - 0.9%
    Coca-Cola Hellenic Bottling Co., S.A. (Food & Beverage Products)                     12,300         $   203,449
    Cosmote S.A. (Telecommunications)                                                    28,400             303,804
                                                                                                        -----------
                                                                                                        $   507,253
-------------------------------------------------------------------------------------------------------------------
  Hong Kong - 0.2%
    Denway Motors Ltd. (Automotive)                                                     276,000         $   125,645
-------------------------------------------------------------------------------------------------------------------
  Ireland - 2.2%
    Anglo Irish Bank Corp., PLC (Banks & Credit Cos.)                                    37,707         $   330,327
    Bank of Ireland (Banks & Credit Cos.)                                                62,890             760,286
    Irish Life & Permanent PLC (Financial Institutions)                                  20,210             218,518
                                                                                                        -----------
                                                                                                        $ 1,309,131
-------------------------------------------------------------------------------------------------------------------
  Japan - 16.9%
    Aeon Credit Service Co., Ltd. (Financial Services)                                    7,800         $   247,299
    Alps Electric Co (Electrical Equipment)                                               5,000              64,161
    Brother Industries Ltd. (Electronics)                                               180,000           1,246,506
    Chugai Pharmaceutical Co. Ltd. (Medical & Health Products)                           45,300             515,533
    Credit Saison Co., Ltd. (Financial Services)                                         32,800             538,844
    DDI Corp. (Telecommunications)                                                          210             814,734
    Fast Retailing Co. (Retail)                                                          18,000             557,173
    Fujikura Ltd. (Electronics)                                                         168,000             555,071
    Honda Motor Co., Ltd. (Automotive)                                                   27,000           1,024,988
    Nippon Electric Glass Co., Ltd. (Manufacturing)                                      31,000             327,963
    Nippon Oil Corp. (Oil Services)                                                      76,000             330,366
    Nissan Motor Co. (Automotive)                                                        77,300             740,398
    Shiseido Co., Ltd. (Consumer Products)                                               36,000             350,524
    Stanley Electric Co., Ltd. (Electronics)                                             71,000           1,013,566
    Tokyo Gas Co., Ltd. (Gas)                                                           428,000           1,231,989
    Uni-Charm Corp. (Forest & Paper Products)                                            10,200             441,684
                                                                                                        -----------
                                                                                                        $10,000,799
-------------------------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    America Movil S.A. de C.V., ADR (Telecommunications - Wireless)                      21,310         $   399,563
-------------------------------------------------------------------------------------------------------------------
  Netherlands - 3.5%
    Fugro N.V. (Engineering - Construction)                                               3,310         $   137,064
    Koninklijke KPN N.V. (Telecommunications - Wireless)                                 70,140             497,787
    Koninklijke Philips Electronics N.V. (Electronics)                                   36,780             700,591
    VNU N.V. (Printing & Publishing)                                                     23,910             737,891
                                                                                                        -----------
                                                                                                        $ 2,073,333
-------------------------------------------------------------------------------------------------------------------
  Norway - 0.5%
    Gjensidige NOR ASA (Financial Services)                                               8,500         $   297,526
-------------------------------------------------------------------------------------------------------------------
  Singapore - 3.5%
    DBS Group Holdings Ltd. (Financial Services)                                         68,000         $   397,785
    MobileOne Asia Ltd. (Telecommunications - Wireless)                                 196,000             149,164
    Singapore Telecommunications Ltd. (Telecommunications)                            1,050,000             900,468
    United Overseas Bank Ltd. (Banks & Credit Cos.)                                      86,000             605,651
                                                                                                        -----------
                                                                                                        $ 2,053,068
-------------------------------------------------------------------------------------------------------------------
  South Africa - 1.2%
    Gold Fields Ltd. (Precious Metals)                                                   24,100         $   288,395
    Impala Platinum Holdings Ltd. (Precious Metals)                                       6,800             405,184
                                                                                                        -----------
                                                                                                        $   693,579
-------------------------------------------------------------------------------------------------------------------
  South Korea - 0.9%
    Hyundai Motor Co., Ltd. (Automotive)                                                  6,900         $   182,537
    KT&G Corp., GDR (Tobacco)##                                                          41,020             338,255
                                                                                                        -----------
                                                                                                        $   520,792
-------------------------------------------------------------------------------------------------------------------
  Spain - 2.8%
    Altadis S.A. (Tobacco)                                                               10,500         $   269,573
    Iberdrola S.A. (Utilities - Electric)                                                32,030             555,585
    Telefonica S.A. (Telecommunications)                                                 72,962             848,477
                                                                                                        -----------
                                                                                                        $ 1,673,635
-------------------------------------------------------------------------------------------------------------------
  Sweden - 1.4%
    Alfa Laval (Engineering & Construction)                                              35,500         $   339,673
    Hennes & Mauritz (Apparel & Textiles)                                                13,400             308,385
    Swedish Match AB (Tobacco)                                                           23,300             176,312
                                                                                                        -----------
                                                                                                        $   824,370
-------------------------------------------------------------------------------------------------------------------
  Switzerland - 10.6%
    Converium Holding AG (Insurance)                                                      8,230         $   380,567
    Givaudan S.A. (Chemicals)                                                               530             223,513
    Nestle S.A. (Food & Beverage Products)                                                5,212           1,077,800
    Novartis AG (Biotechnology)                                                          55,260           2,191,429
    Syngenta AG (Chemicals)                                                              14,110             708,841
    Synthes-Stratec, Inc. (Medical & Health Products)                                       725             521,918
    UBS AG (Financial Services)                                                          21,321           1,188,619
                                                                                                        -----------
                                                                                                        $ 6,292,687
-------------------------------------------------------------------------------------------------------------------
  United Kingdom - 25.2%
    AstraZeneca Group PLC (Medical & Health Products)                                    46,220         $ 1,856,449
    Aviva PLC (Insurance)                                                                85,430             594,130
    BG Group PLC (Oils)                                                                 137,400             609,787
    BHP Billiton PLC (Metals & Mining)                                                  151,790             800,351
    BP Amoco PLC, ADR (Oils)                                                             35,980           1,511,880
    British Sky Broadcasting Group PLC (Advertising & Broadcasting)*                     46,370             514,671
    Diageo PLC (Food & Beverage Products)                                                73,090             781,644
    Intertek Testing Servicing PLC (Business Services)                                   59,950             430,552
    Johnston Press PLC (Printing & Publishing)                                           57,390             410,867
    Kingfisher PLC (Retail)                                                             206,298             945,395
    Legal & General Group PLC (Insurance)                                               211,600             293,793
    Next PLC (Retail)                                                                    54,400             923,006
    Reckitt Benckiser PLC (Consumer Goods & Services)                                    40,000             735,210
    Reed Elsevier PLC (Printing & Publishing)*                                          114,060             950,662
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)                               76,475           2,148,895
    Vodafone Group PLC (Telecommunications - Wireless)                                  736,100           1,441,790
                                                                                                        -----------
                                                                                                        $14,949,082
-------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                    $57,483,649
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.6%
  Business Services - 0.6%
    Manpower, Inc. (Business Services)                                                   10,140         $   376,093
-------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $52,549,408)                                                             $57,859,742
-------------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.5%
-------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
                                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., 0.90s, due 7/01/03, at Amortized Cost               $1,456         $ 1,456,000
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $54,005,408)                                                        $59,315,742
Other Assets, Less Liabilities - (0.1)%                                                                     (58,155)
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                     $59,257,587
-------------------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $54,005,408)              $59,315,742
  Cash                                                                    4,951
  Foreign currency, at value (identified cost, $47,188)                  46,715
  Receivable for investments sold                                       858,277
  Receivable for fund shares sold                                       711,624
  Interest and dividends receivable                                     113,821
  Receivable from investment adviser                                    104,292
                                                                    -----------
      Total assets                                                  $61,155,422
                                                                    -----------
Liabilities:
  Payable for investments purchased                                 $ 1,855,542
  Payable to affiliates -
    Management fee                                                        3,638
    Shareholder servicing agent fee                                          36
    Administrative fee                                                       85
  Accrued expenses and other liabilities                                 38,534
                                                                    -----------
      Total liabilities                                             $ 1,897,835
                                                                    -----------
Net assets                                                          $59,257,587
                                                                    -----------
Net assets consist of:
  Paid-in capital                                                   $56,145,363
  Unrealized appreciation on investments and translation of assets
    and liabilities in foreign currencies                             5,309,053
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (2,714,727)
  Accumulated undistributed net investment income                       517,898
                                                                    -----------
      Total                                                         $59,257,587
                                                                    -----------
Shares of beneficial interest outstanding                            5,679,554
                                                                     ---------

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $10.43
                                                                       ------

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
PERIOD ENDED JUNE 30, 2003*
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $ 1,073,409
    Interest                                                             24,487
    Foreign taxes withheld                                             (120,159)
                                                                    -----------
      Total investment income                                       $   977,737
                                                                    -----------
  Expenses -
    Management fee                                                  $   305,176
    Trustees' compensation                                                  508
    Shareholder servicing agent fee                                       3,051
    Administrative fee                                                    4,296
    Custodian fee                                                        94,804
    Printing                                                              4,599
    Postage                                                                  16
    Auditing fees                                                        14,796
    Legal fees                                                            1,666
    Miscellaneous                                                        21,550
                                                                    -----------
      Total expenses                                                $   450,462
    Fees paid indirectly                                                   (303)
    Reduction of expenses by investment adviser                        (104,292)
                                                                    -----------
      Net expenses                                                  $   345,867
                                                                    -----------
        Net investment income                                       $   631,870
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(2,703,586)
    Foreign currency transactions                                       (49,406)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(2,752,992)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 5,310,334
    Translation of assets and liabilities in foreign
      currencies                                                         (1,281)
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $ 5,309,053
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $ 2,556,061
                                                                    -----------
          Increase in net assets from operations                    $ 3,187,931
                                                                    -----------

* For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2003.

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                 JUNE 30, 2003*
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $   631,870
  Net realized loss on investments and foreign currency
    transactions                                                     (2,752,992)
  Net unrealized gain on investments and foreign currency
    translation                                                       5,309,053
                                                                    -----------
    Increase in net assets from operations                          $ 3,187,931
                                                                    -----------
Distributions declared to shareholders from net investment income   $   (76,133)
                                                                    -----------
Net increase in net assets from fund share transactions             $56,145,789
                                                                    -----------
    Total increase in net assets                                    $59,257,587
Net assets:
  At beginning of period                                                   --
                                                                    -----------
  At end of period (including accumulated undistributed net
    investment income of $517,898)                                  $59,257,587
                                                                    -----------

* For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2003.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.
-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                 JUNE 30, 2003*
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                  $10.00
                                                                       ------
Income from investment operations# -
  Net investment income(S)                                             $ 0.14
  Net realized and unrealized gain on investments and foreign
    currency                                                             0.31
                                                                       ------
      Total from investment operations                                 $ 0.45
                                                                       ------
Less distributions declared to shareholders from net investment
  income                                                               $(0.02)
                                                                       ------
Net asset value - end of period                                        $10.43
                                                                       ------
Total return                                                             4.49%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             0.85%+
  Net investment income                                                  1.55%+
Portfolio turnover                                                         97%
Net assets at end of period (000 Omitted)                              $59,258

  (S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.10% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                          $ 0.12
        Ratios (to average net assets):
          Expenses##                                                     1.11%+
          Net investment income                                          1.29%+

 * For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional International Research Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the fund's portfolio for which market quotations are readily available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the period ended June 30, 2003 was as follows:

                                                     JUNE 30, 2003*
-------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                           $76,133
                                                            -------
Total distributions declared                                $76,133
                                                            -------
*For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2003.

During the period ended June 30, 2003, accumulated undistributed net investment income decreased by $37,839, accumulated net realized loss on investments and foreign currency transactions decreased by $38,265 and paid-in capital decreased by $426 due to the differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of June 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

              Undistributed ordinary income          $   522,051
              Capital loss carryforward                 (559,293)
              Unrealized appreciation                  4,793,937
              Post-October capital loss deferral      (1,640,318)
              Other temporary differences                 (4,153)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2011 ($559,293).

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has contractually agreed to pay the fund's operating expenses exclusive of management fee such that the fund's other expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                         0.0175%
                Next $2.5 billion                        0.0130%
                Next $2.5 billion                        0.0005%
                In excess of $7 billion                  0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $94,171,624 and $38,918,630, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $54,520,524
                                                               -----------
Gross unrealized appreciation                                  $ 5,155,391
Gross unrealized depreciation                                     (360,173)
                                                               -----------
    Net unrealized appreciation                                $ 4,795,218
                                                               -----------

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                  PERIOD ENDED JUNE 30, 2003*
                                                  --------------------------
                                                     SHARES           AMOUNT
------------------------------------------------------------------------------
Shares sold                                       5,821,756      $57,478,766
Shares issued to shareholders in
  reinvestment of distributions                          79              768
Shares reacquired                                  (142,281)      (1,333,745)
                                                  ---------   --------------
    Net increase                                  5,679,554      $56,145,789
                                                  ---------   --------------

*For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2003.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the period ended June 30, 2003 was $390. The fund had no borrowings during the period.


                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional International Research Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional International Research Equity Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2003, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from the commencement of operations, July 16, 2002, to June 30, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional International Research Equity Fund as of June 30, 2003, the results of its operations, the changes in its net assets, and its financial highlights for the period from the commencement of operations, July 16, 2002, to June 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 14, 2003

FEDERAL TAX INFORMATION (Unaudited)

For the period ended June 30, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.21%.

For the period ended June 30, 2003, income from foreign sources was $1,071,904, and the fund designated a foreign tax credit of $115,580.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                              IRE-ANN  8/03  65

[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                MFS(R) INSTITUTIONAL
                LARGE CAP GROWTH FUND


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer and Director         School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WILLIAM R. GUTOW (born 09/27/41) Trustee                 (investor in health care companies), Managing
Private investor and real estate consultant;             General Partner (since 1993); Cambridge
Capitol Entertainment Management Company (video          Nutraceuticals (professional nutritional
franchise), Vice Chairman                                products), Chief Executive Officer (until May
                                                         2001)
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy            ELAINE R. SMITH (born 04/25/46) Trustee
related services), Director; Eastern Enterprises         Independent health care industry consultant
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)        WARD SMITH (born 09/13/30) Trustee
                                                         Private investor

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63)
Massachusetts Financial Services Company, Chairman       Assistant Treasurer
                                                         Massachusetts Financial Services
JOHN W. BALLEN (born 09/12/59) Trustee and               Company, Vice President (since August
President                                                2000); UAM Fund Services, Senior Vice
Massachusetts Financial Services Company, Chief          President (prior to August 2000)
Executive Officer and Director
                                                         RICHARD M. HISEY (born 08/29/58)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Treasurer
Secretary and Assistant Clerk                            Massachusetts Financial Services
Massachusetts Financial Services Company, Senior         Company, Senior Vice President (since
Vice President and Associate General Counsel             July 2002); The Bank of New York, Senior
                                                         Vice President (September 2000 to July
STEPHEN E. CAVAN (born 11/06/53) Secretary and           2002); Lexington Global Asset Managers,
Clerk                                                    Inc., Executive Vice President and Chief
Massachusetts Financial Services Company, Senior         Financial Officer (prior to September
Vice President, General Counsel and Secretary            2000); Lexington Funds, Treasurer (prior
                                                         to September 2000)
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                ELLEN MOYNIHAN (born 11/13/57) Assistant
Massachusetts Financial Services Company, Vice           Treasurer
President (since April 2003); Brown Brothers             Massachusetts Financial Services
Harriman & Co., Senior Vice President (November          Company, Vice President
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President             JAMES O. YOST (born 06/12/60) Assistant
(prior to November 2002)                                 Treasurer
                                                         Massachusetts Financial Services
                                                         Company, Senior Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8
500 Boylston Street                                      a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Stephen Pesek+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                    touch-tone telephone.
200 Berkeley Street, Boston, MA 02116
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Shareholders,
For the 12 months ended June 30, 2003, the fund provided a total return of -0.60%. This return, which includes the reinvestment of any dividends and capital gains distributions, compares to a return over the same period of 2.94% for the fund's benchmark, the Russell 1000 Growth Index (the Russell Index), which measures the performance of large-cap U.S. growth stocks.

MARKET ENVIRONMENT
Over the 12-month period, large-cap growth stocks, as represented by the Russell Index, outperformed the U.S. stock market, as represented by the S&P 500 Stock Index, which returned 0.25%. Within the Russell Index, utilities & communications was the strongest-performing sector over the period, by a wide margin. Other positive sectors included health care, basic materials, and leisure. The most negative sectors for the Russell Index were autos & housing, special products & services, and financial services.

PORTFOLIO POSITIONING
On a sector basis, the fund's major changes in positioning over the period were increases in leisure, technology, and financial services holdings, and decreases in consumer staples and industrial goods & services holdings. As of period-end, the fund's largest overweighted positions, relative to the Russell Index, were in the leisure and financial services sectors; the fund's major relative underweighted positions were in health care, consumer staples, and industrial goods & services.

CONTRIBUTORS TO PERFORMANCE
Relative to the Russell Index, consumer staples, special products & services, and financial services were the portfolio's strongest-performing sectors over the period. Within consumer staples, our position in Avon Products was a strong contributor. Being underweighted Coca-Cola, which fell in price over the period and was sold out of the portfolio, also helped relative performance.

The fund's holdings in the special products & services sector consisted largely of business services firms. Stocks in this group that aided performance included SunGard and DST Systems. Underweighting Concord EFS and avoiding Electronic Data Systems also benefited relative performance. However, our position in Automatic Data Processing proved detrimental to performance and was sold out of the portfolio.

Within financial services, student loan firm SLM Corp. was our best-performing stock; other contributors to results included Citigroup, Goldman Sachs, and Merrill Lynch.

Additional holdings that contributed significantly to performance included Forest Laboratories, Amgen, and Genentech in the health care sector, Analog Devices and VERITAS Software in the technology sector, and Home Depot in the retailing sector. Forest Laboratories was not in the portfolio at the end of the period.

DETRACTORS FROM PERFORMANCE
Technology, industrial goods & services, and retailing were the portfolio's weakest-performing sectors over the period, on a relative basis. In the technology sector, holdings that detracted from performance included Taiwan Semiconductor and EMC, which were sold during the period, and Linear Technology. The fund's underweighting of Intel, which rose significantly over the period, also detracted from relative performance.

Industrial goods & services stocks that hurt results included Lockheed Martin and Tyco International, which were sold out of the portfolio by period-end, and Northrop Grumman. In the retailing area, our positions in Kohl's, Lowe's, and TJX Companies hurt relative performance.

     Respectfully,

 /s/ Peggy W. Adams                                /s/ S. Irfan Ali

     Peggy W. Adams                                    S. Irfan Ali
     Portfolio Manager                                    Portfolio Manager


 /s/ John E. Lathrop                               /s/ Stephen Pesek

     John E. Lathrop                                   Stephen Pesek
     Portfolio Manager                                 Portfolio Manager

Note to investors: Effective February 28, 2003, Peggy W. Adams, S. Irfan Ali, and John E. Lathrop were added to the fund's management team.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Margaret W. Adams is a Vice President at MFS Investment Management and portfolio manager of the Managed Sectors and team-managed Institutional Large Cap Growth portfolios. She is also an associate portfolio manager within the growth equity discipline.

Peggy joined MFS in 2000 with eleven years of portfolio management and investment-related experience at J. P. Morgan & Co. She was named portfolio manager in 2002.

She is a graduate of Brown University and the Yale School of Organization and Management.

S. Irfan Ali is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the strategic growth and multi-cap portfolios of our mutual funds, variable annuities, and offshore investment products, and the large-cap growth portfolios of our institutional accounts.

Irfan joined MFS as a research analyst in 1993 after graduating from Harvard Business School with an M.B.A. degree and was named Assistant Vice President in 1996, Vice President in 1997, portfolio manager in 1999, and Senior Vice President in 2001.

He completed his bachelor's degree at Harvard in 1989 and worked as a corporate finance analyst with First Boston Corp. before going to business school.

John E. Lathrop, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the global telecommunications, global growth, emerging growth, and large-cap growth portfolios for our mutual funds, variable annuities, institutional accounts, and offshore investment products.

John joined MFS in 1994 from Putnam Investments, where he had worked as an equity analyst, statistical analyst, and institutional account controller. He was named Vice President of MFS in 1996, portfolio manager in 1999, and Senior Vice President in 2001.

He is a graduate of Northwestern University, where he was elected to Phi Beta Kappa with honors in economics, and he earned an M.B.A. degree from Cornell University's Johnson Graduate School of Management. John holds the Chartered Financial Analyst (CFA) designation.

Stephen Pesek, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the large-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts.

Steve joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at Fidelity Investments as an equity analyst.

He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: February 22, 2000

Size: $191.6 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2003. Index information is from March 1, 2000.)

                                  MFS
                             Institutional
                               Large Cap            Russell 1000
                              Growth Fund           Growth Index
            2/00               $3,000,000            $3,000,000
            6/00                2,964,000             3,128,000
            6/01                2,251,000             1,996,000
            6/02                1,655,000             1,468,000
            6/03                1,645,489             1,510,802

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

                                    1 Year         3 Years          Life*
---------------------------------------------------------------------------
Cumulative Total Return             -0.60%         -44.48%        -45.15%
---------------------------------------------------------------------------
Average Annual Total Return         -0.60%         -17.81%        -16.40%
---------------------------------------------------------------------------

COMPARATIVE BENCHMARKS(+)

                                    1 Year         3 Years          Life*
---------------------------------------------------------------------------
Average large cap growth fund+      -0.74%         -20.22%        -18.37%
---------------------------------------------------------------------------
Russell 1000 Growth Index#          +2.94%         -21.54%        -18.60%
---------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2003. Index information is from March 1, 2000.
(+) Average annual rates of return.
  + Source: Lipper Inc., an independent firm that reports mutual fund performance.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

PLEASE SEE A PROSPECTUS FOR FURTHER INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THIS FUND.

PORTFOLIO OF INVESTMENTS - June 30, 2003

Stocks - 95.2%
----------------------------------------------------------------------------
ISSUER                                               SHARES            VALUE
----------------------------------------------------------------------------
U.S. Stocks - 93.3%
  Advertising & Broadcasting - 0.7%
    Lamar Advertising Co., "A"*                      35,600     $  1,253,476
----------------------------------------------------------------------------
  Aerospace - 0.4%
    Northrop Grumman Corp.                            9,700     $    837,013
----------------------------------------------------------------------------
  Banks & Credit Cos. - 1.8%
    Bank of New York Co., Inc.                       47,900     $  1,377,125
    SLM Corp.                                        52,200        2,044,674
                                                                ------------
                                                                $  3,421,799
----------------------------------------------------------------------------
  Biotechnology - 4.7%
    Amgen, Inc.*                                     86,250     $  5,730,450
    Genentech, Inc.*                                 30,800        2,221,296
    Genzyme Corp.*                                   23,100          965,580
                                                                ------------
                                                                $  8,917,326
----------------------------------------------------------------------------
  Broadcast & Cable TV - 0.5%
    Cox Communications, Inc.*                        32,500     $  1,036,750
----------------------------------------------------------------------------
  Business Machines - 2.3%
    International Business Machines Corp.            53,200     $  4,389,000
----------------------------------------------------------------------------
  Business Services - 3.0%
    Apollo Group, Inc.*                              11,300     $    697,888
    ARAMARK Corp.*                                   39,500          885,590
    BISYS Group, Inc.*                               73,800        1,355,706
    DST Systems, Inc.*                               19,300          733,400
    First Data Corp.                                 48,220        1,998,237
                                                                ------------
                                                                $  5,670,821
----------------------------------------------------------------------------
  Computer Hardware - Systems - 2.1%
    Dell Computer Corp.*                             96,540     $  3,085,418
    Intel Corp.                                      45,700          949,829
                                                                ------------
                                                                $  4,035,247
----------------------------------------------------------------------------
  Computer Software - 1.8%
    Oracle Corp.*                                   284,800     $  3,423,296
----------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.2%
    Microsoft Corp.                                 299,300     $  7,665,073
    Symantec Corp.*                                   6,700          293,862
                                                                ------------
                                                                $  7,958,935
----------------------------------------------------------------------------
  Computer Software - Services - 2.8%
    SunGard Data Systems, Inc.*                      71,400     $  1,849,974
    VERITAS Software Corp.*                         121,521        3,484,007
                                                                ------------
                                                                $  5,333,981
----------------------------------------------------------------------------
  Computer Software - Systems - 1.7%
    Cadence Design Systems, Inc.*                    62,260     $    750,856
    Network Associates, Inc.*                        56,900          721,492
    Peoplesoft, Inc.*                                96,410        1,695,852
                                                                ------------
                                                                $  3,168,200
----------------------------------------------------------------------------
  Conglomerates - 2.4%
    General Electric Co.                            159,620     $  4,577,902
----------------------------------------------------------------------------
  Consumer Goods & Services - 2.8%
    Avon Products, Inc.                              45,700     $  2,842,540
    Gillette Co.                                     16,100          512,946
    Procter & Gamble Co.                             22,700        2,024,386
                                                                ------------
                                                                $  5,379,872
----------------------------------------------------------------------------
  Electronics - 4.6%
    Analog Devices, Inc.*                            93,700     $  3,262,634
    Linear Technology Corp.                          47,200        1,520,312
    Maxim Integrated Products, Inc.                  39,800        1,360,762
    Microchip Technology, Inc.                       38,500          948,255
    Novellus Systems, Inc.*                          26,500          970,456
    Texas Instruments, Inc.                          45,700          804,320
                                                                ------------
                                                                $  8,866,739
----------------------------------------------------------------------------
  Entertainment - 5.1%
    AOL Time Warner, Inc.*                          190,000     $  3,057,100
    Clear Channel Communications, Inc.*              68,940        2,922,366
    Viacom, Inc., "B"*                               88,021        3,842,997
                                                                ------------
                                                                $  9,822,463
----------------------------------------------------------------------------
  Financial Institutions - 7.9%
    American Express Co.                             24,200     $  1,011,802
    Citigroup, Inc.                                 116,003        4,964,928
    Fannie Mae                                       44,100        2,974,104
    Goldman Sachs Group, Inc.                        37,180        3,113,825
    Merrill Lynch & Co., Inc.                        66,200        3,090,216
                                                                ------------
                                                                $ 15,154,875
----------------------------------------------------------------------------
  Financial Services - 1.0%
    Mellon Financial Corp.                           67,800     $  1,881,450
----------------------------------------------------------------------------
  Food & Beverage Products - 1.6%
    PepsiCo, Inc.                                    70,620     $  3,142,590
----------------------------------------------------------------------------
  Industrial Gases - 0.3%
    Praxair, Inc.                                    11,000     $    661,100
----------------------------------------------------------------------------
  Insurance - 2.2%
    Hartford Financial Services Group, Inc.          17,200     $    866,192
    Marsh & McLennan Cos., Inc.                       7,500          383,025
    MetLife, Inc.                                    26,700          756,144
    Travelers Property Casualty Corp.               136,500        2,170,350
                                                                ------------
                                                                $  4,175,711
----------------------------------------------------------------------------
  Internet - 1.6%
    InterActiveCorp*                                 55,500     $  2,196,135
    Yahoo!, Inc.*                                   26,500          868,140
                                                                ------------
                                                                $  3,064,275
----------------------------------------------------------------------------
  Media - 1.0%
    E.W. Scripps Co.                                  9,710     $    861,471
    Westwood One, Inc.*                              33,900        1,150,227
                                                                ------------
                                                                $  2,011,698
----------------------------------------------------------------------------
  Medical & Health Products - 0.4%
    Boston Scientific Corp.*                         12,900         $788,190
----------------------------------------------------------------------------
  Medical & Health Technology Services - 3.4%
    AmerisourceBergen Corp.                          13,200     $    915,420
    Biogen, Inc.*                                    32,600        1,238,800
    Caremark Rx, Inc.*                               32,400          832,032
    Express Scripts, Inc.*                           18,600        1,270,752
    Medtronic, Inc.                                  49,200        2,360,124
                                                                ------------
                                                                $  6,617,128
----------------------------------------------------------------------------
  Oil Services - 1.3%
    BJ Services Co.*                                 20,800     $    777,088
    Schlumberger Ltd.                                36,500        1,736,305
                                                                ------------
                                                                $  2,513,393
----------------------------------------------------------------------------
  Pharmaceuticals - 9.2%
    Abbott Laboratories, Inc.                        98,100     $  4,292,856
    Eli Lilly & Co.                                  10,870          749,704
    Johnson & Johnson Co.                            58,740        3,036,858
    Pfizer, Inc.                                    197,627        6,748,962
    Wyeth                                            62,500        2,846,875
                                                                ------------
                                                                $ 17,675,255
----------------------------------------------------------------------------
  Printing & Publishing - 1.9%
    New York Times Co., "A"                          36,400     $  1,656,200
    Tribune Co.                                      40,600        1,960,980
                                                                ------------
                                                                $  3,617,180
----------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.7%
    Starwood Hotels & Resorts Co.                    48,300     $  1,380,897
----------------------------------------------------------------------------
  Restaurants & Lodging - 1.0%
    Brinker International, Inc.*                     21,400     $    770,828
    Outback Steakhouse, Inc.                         18,900          737,100
    Starbucks Corp.*                                 16,400          402,128
                                                                ------------
                                                                $  1,910,056
----------------------------------------------------------------------------
  Retail - 10.6%
    CVS Corp.                                        56,900     $  1,594,907
    Home Depot, Inc.                                139,600        4,623,552
    Kohl's Corp.*                                    55,000        2,825,900
    Lowe's Cos., Inc.                                17,600          755,920
    Staples, Inc.*                                   37,700          691,795
    Target Corp.                                     81,530        3,085,095
    The TJX Cos., Inc.                               44,000          828,960
    Wal-Mart Stores, Inc.                            90,820        4,874,310
    Williams-Sonoma, Inc.*                           37,900        1,106,680
                                                                ------------
                                                                $ 20,387,119
----------------------------------------------------------------------------
  Special Products & Services - 1.4%
    3M Co.                                           20,500     $  2,644,090
----------------------------------------------------------------------------

U.S. Stocks - continued
  Telecommunications - Wireless - 4.6%
    AT&T Wireless Services, Inc.*                   158,700     $  1,302,927
    Cisco Systems, Inc.*                            357,140        5,960,667
    Sprint Corp. (PCS Group)*                       258,400        1,485,800
                                                                ------------
                                                                $  8,749,394
----------------------------------------------------------------------------
  Telecommunications - Wireline - 1.4%
    Comcast Corp., "A"*                              89,487     $  2,700,718
----------------------------------------------------------------------------
  Transportation - 0.9%
    United Parcel Service, Inc.                      25,800     $  1,643,460
----------------------------------------------------------------------------
Total U.S. Stocks                                               $178,811,399
----------------------------------------------------------------------------
Foreign Stocks - 1.9%
  Bermuda
    Ace Ltd. (Insurance)                             40,600     $  1,392,174
    XL Capital Ltd. (Insurance)                      27,680        2,297,440
----------------------------------------------------------------------------
Total Foreign Stocks                                            $  3,689,614
----------------------------------------------------------------------------
Total Stocks (Identified Cost, $157,053,517)                    $182,501,013
----------------------------------------------------------------------------
Short-Term Obligation - 4.4%
----------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
----------------------------------------------------------------------------
    Federal National Mortgage Assn., due 7/01/03,
     at Amortized Cost                               $8,409     $  8,409,000
----------------------------------------------------------------------------
Collateral for Securities Loaned - 2.1%
----------------------------------------------------------------------------
                                                     SHARES
----------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio,
     at Amortized Cost                            3,879,425     $  3,879,425
----------------------------------------------------------------------------
Total Investments (Identified Cost, $169,341,942)               $194,789,438
Other Assets, Less Liabilities - (1.7)%                           (3,169,675)
----------------------------------------------------------------------------
Net Assets - 100.0%                                             $191,619,763
----------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value, including $3,781,333 of securities
    on loan (identified cost, $169,341,942)                      $194,789,438
  Cash                                                                 11,148
  Receivable for investments sold                                   1,559,429
  Receivable for fund shares sold                                       7,265
  Interest and dividends receivable                                    59,757
  Receivable from investment adviser                                  131,166
                                                                 ------------
      Total assets                                               $196,558,203
                                                                 ------------
Liabilities:
  Payable for investments purchased                              $    999,841
  Collateral for securities loaned, at value                        3,879,425
  Payable to affiliates -
    Management fee                                                      7,825
    Shareholder servicing agent fee                                       118
    Administrative fee                                                    275
  Accrued expenses and other liabilities                               50,956
                                                                 ------------
      Total liabilities                                          $  4,938,440
                                                                 ------------
Net assets                                                       $191,619,763
                                                                 ------------
Net assets consist of:
  Paid-in capital                                                $254,851,492
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                25,447,589
  Accumulated net realized loss on investments and foreign
    currency transactions                                         (88,952,489)
  Accumulated undistributed net investment income                     273,171
                                                                 ------------
      Total                                                      $191,619,763
                                                                 ------------
Shares of beneficial interest outstanding                         35,446,004
                                                                  ----------

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)          $5.41
                                                                    -----
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividend                                                     $  1,469,665
    Interest                                                          110,015
    Foreign taxes withheld                                             (5,682)
                                                                 ------------
      Total investment income                                    $  1,573,998
                                                                 ------------
  Expenses -
    Management fee                                               $  1,311,430
    Trustees' compensation                                              4,806
    Shareholder servicing agent fee                                    13,228
    Administrative fee                                                 16,834
    Custodian fee                                                     114,970
    Printing                                                              528
    Postage                                                                33
    Auditing fees                                                      32,996
    Legal fees                                                          2,008
    Miscellaneous                                                      35,266
                                                                 ------------
      Total expenses                                             $  1,532,099
    Fees paid indirectly                                               (2,062)
    Reduction of expenses by investment adviser                      (568,181)
                                                                 ------------
      Net expenses                                               $    961,856
                                                                 ------------
        Net investment income                                    $    612,142
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $(34,012,286)
    Foreign currency transactions                                         902
                                                                 ------------
      Net realized loss on investments and foreign
        currency transactions                                    $(34,011,384)
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ 33,182,251
    Translation of assets and liabilities in foreign currencies          (587)
                                                                 ------------
      Net unrealized gain on investments and foreign currency
        translation                                              $ 33,181,664
                                                                 ------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $   (829,720)
                                                                 ------------
          Decrease in net assets from operations                 $   (217,578)
                                                                 ------------

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                                     2003              2002
--------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                        $     612,142    $     436,425
  Net realized loss on investments and foreign currency transactions             (34,011,384)     (35,871,779)
  Net unrealized gain (loss) on investments and foreign currency translation      33,181,664      (10,614,448)
                                                                               -------------    -------------
    Decrease in net assets from operations                                     $    (217,578)   $ (46,049,802)
                                                                               -------------    -------------
Distributions declared to shareholders from net investment income              $    (539,976)   $    (417,502)
                                                                               -------------    -------------
Net increase in net assets from fund share transactions                        $  12,102,097    $ 112,849,947
                                                                               -------------    -------------
      Total increase in net assets                                             $  11,344,543    $  66,382,643
Net assets:
  At beginning of period                                                         180,275,220      113,892,577
                                                                               -------------    -------------

  At end of period (including accumulated undistributed net investment
    income of $273,171 and $200,103, respectively)                             $ 191,619,763    $ 180,275,220
                                                                               -------------    -------------

See notes to financial statements.

Financial Statements - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the fund's financial performance for the period of the fund's operation. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED JUNE 30,
                                                       -----------------------------------------------         PERIOD ENDED
                                                              2003              2002              2001       JUNE 30, 2000*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
throughout the period):
Net asset value - beginning of period                       $ 5.46            $ 7.44            $ 9.88               $10.00
                                                            ------            ------            ------               ------
Income from investment operations# -
  Net investment income(S)                                  $ 0.02            $ 0.02            $ 0.04               $ 0.03
  Net realized and unrealized loss on investments and
    foreign currency                                         (0.05)            (1.98)            (2.40)               (0.15)
                                                            ------            ------            ------               ------
      Total from investment operations                      $(0.03)           $(1.96)           $(2.36)              $(0.12)
                                                            ------            ------            ------               ------
Less distributions declared to shareholders -
  From net investment income                                $(0.02)           $(0.02)           $(0.02)              $ --
  In excess of net realized gain on investments and
    foreign currency transactions                             --                --               (0.06)                --
                                                            ------            ------            ------               ------
      Total distributions declared to shareholders                                                                   $
                                                            $(0.02)           $(0.02)           $(0.08)                --
                                                            ------            ------            ------               ------
Net asset value - end of period                             $ 5.41            $ 5.46            $ 7.44               $ 9.88
                                                            ------            ------            ------               ------
Total return                                                 (0.60)%          (26.44)%          (24.07)%              (1.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  0.55%             0.55%             0.56%                0.57%+
  Net investment income                                       0.35%             0.27%             0.47%                0.96%+
Portfolio turnover                                             213%              217%              314%                  98%
Net assets at end of period (000 Omitted)                 $191,620          $180,275          $113,893              $15,242

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. In addition, the investment adviser contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                     $ 0.00+++            $(0.00)+++          $ 0.01                $(0.01)
     Ratios (to average net assets):
       Expenses##                                       0.87%                0.88%               0.90%                 1.87%+
       Net investment income (loss)                     0.03%               (0.06)%              0.13%                (0.34)%+

  * For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Large Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $1,308 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's other expenses were reduced by $754 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended June 30, 2003 and June 30, 2002 was as follows:

                                              JUNE 30, 2003      JUNE 30, 2002
------------------------------------------------------------------------------
Distributions   declared   from   ordinary         $539,976           $417,502
income

During the year ended June 30, 2003, accumulated undistributed net investment income increased by $902, accumulated net realized loss on investments and foreign currency transactions increased by $897, and paid-in capital decreased by $5 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of June 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income           $    273,171
          Capital loss carryforward                (63,018,448)
          Unrealized appreciation1                   1,050,515
          Post-October capital loss deferral       (11,536,967)

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2010 $(24,725,505) and June 30, 2011 $(38,292,943).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended June 30, 2003 were 0.50% of average daily net assets on an annualized basis.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's other expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion             0.0175%
                Next $2.5 billion            0.0130%
                Next $2.5 billion            0.0005%
                In excess of $7 billion      0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $368,254,621 and $360,302,902, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $183,739,016
                                                                ------------
Gross unrealized appreciation                                    $11,910,890
Gross unrealized depreciation                                       (860,468)
                                                                ------------
    Net unrealized appreciation                                  $11,050,422
                                                                ------------

(5) Shares  of  Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                      YEAR ENDED JUNE 30, 2003          YEAR ENDED JUNE 30, 2002
                                               -------------------------------   -------------------------------
                                                      SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        6,748,484      $ 32,870,175      18,140,268      $115,518,170
Shares issued to shareholders in
  reinvestment of distributions                      112,730           539,976          62,451           417,502
Shares reacquired                                 (4,441,252)      (21,308,054)       (489,418)       (3,085,725)
                                                  ----------      ------------      ----------      ------------
    Net increase                                   2,419,962      $ 12,102,097      17,713,301      $112,849,947
                                                  ----------      ------------      ----------      ------------

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2003 was $1,246. The fund had no borrowings during the year.

INDEPENDENT AUDITOR'S REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Large Cap Growth Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Large Cap Growth Fund as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 14, 2003

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2003 the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        ILC-ANN  8/03  99

[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                MFS(R) INSTITUTIONAL
                LARGE CAP VALUE FUND


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer and Director         School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WILLIAM R. GUTOW (born 09/27/41) Trustee                 (investor in health care companies), Managing
Private investor and real estate consultant;             General Partner (since 1993); Cambridge
Capitol Entertainment Management Company (video          Nutraceuticals (professional nutritional
franchise), Vice Chairman                                products), Chief Executive Officer (until May
                                                         2001)
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy            ELAINE R. SMITH (born 04/25/46) Trustee
related services), Director; Eastern Enterprises         Independent health care industry consultant
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)        WARD SMITH (born 09/13/30) Trustee
                                                         Private investor

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Steven R. Gorham+                                        business day from 9 a.m. to 5 p.m. Eastern time.
Lisa B. Nurme+                                           (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
AUDITORS                                                 touch-tone telephone.
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116                    WORLD WIDE WEB
                                                         www.mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Shareholders,
For the 12 months ended June 30, 2003, the fund provided a total return of -3.69%, including the reinvestment of any dividends and capital gains distributions but excluding the effect of any sales charges. During the same period, the fund's benchmark, the Russell 1000 Value Index, provided a total return of -1.02%. The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks.

MARKET ENVIRONMENT
Within the Russell 1000 Value Index, the technology, health care, leisure, and financial services sectors experienced positive returns for the period. The most negative sectors for the Russell 1000 Value Index were retailing, autos & housing, basic materials, and industrial goods & services.

PORTFOLIO POSITIONING
On a sector basis, the fund's significant changes in positioning over the period were increases in health care and energy holdings, and a decrease in utilities & communications holdings. As of the period-end, the fund's largest overweighted positions, relative to the Russell 1000 Value Index, were in the consumer staples and basic materials sectors. The fund's largest relative underweightings were in financial services and utilities & communications.

CONTRIBUTORS TO PERFORMANCE
Relative to the Russell 1000 Value Index, consumer staples, industrial goods & services, and energy were the portfolio's strongest-performing sectors over the period. The portfolio's underweighting in the weak autos & housing sector also contributed to performance.

Consumer staples stocks that helped performance included Procter & Gamble and Altria (formerly Phillip Morris). In the energy sector, the fund's position in Apache and underweighting of ChevronTexaco helped relative performance. Our avoidance of both General Motors and Ford Motor in the autos group were pluses for the fund.

Additional positions that contributed significantly to relative performance included Abbott Laboratories in the health care sector, Analog Devices in technology, and Eastman Kodak in the leisure group. On a relative performance basis, the fund also benefited by avoiding American International Group in financial services and McDonald's in the leisure group sector.

Of the positive contributors discussed in the performance review, all but ChevronTexaco, Abbott, Proctor & Gamble, and Altria have been sold from the portfolio.

DETRACTORS FROM PERFORMANCE
Retailing, basic materials, utilities & communication, and technology were the portfolio's weakest-performing sectors over the period, on a relative basis. In the retailing sector, Sears was a major detractor. Basic materials companies Alcoa, Akzo Nobel, and Syngenta hurt performance. Performance in the utilities and communications sector was marred by Nicor and AT&T. The fund's technology holdings lagged the index because the fund was underweighted in the sector, it owned IBM, and did not invest in Hewlett Packard. Additional holdings that detracted significantly from performance included Eli Lily in healthcare and Delphi in autos & housing.

Of the detractors discussed in the performance review, AT&T, Alcoa, IBM, and Syngenta are still among the fund's holdings as of the end of the period.

    Respectfully,

/s/ Lisa B. Nurme                             /s/ Steven R. Gorham

    Lisa B. Nurme                                 Steven R. Gorham
    Portfolio Manager                             Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Lisa B. Nurme is Senior Vice President and Director of Value Portfolio Management of MFS Investment Management(R) (MFS(R)). She oversees and provides strategic direction to the group of portfolio managers of our value or conservative equity products. Lisa also manages the equity income portfolios of our mutual fund and variable annuity products and is a member of the portfolio management team of our total return products. She joined MFS in 1987 as a research analyst and was named portfolio manager in 1995, Senior Vice President in 1998, Director of Conservative Equity Portfolio Management in 1999, and Director of Value Portfolio Management in 2001. Prior to joining MFS, she was employed at Goldman Sachs. Lisa is a graduate of the University of North Carolina, where she was elected to Phi Beta Kappa.

Steven R. Gorham, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the value, global balanced and international growth and income portfolios of our mutual funds, variable annuities and institutional investment products. Steve joined MFS in 1989 as a teleservices representative and became a member of the Financial Advisor Division sales desk in 1991. In 1992 he joined the Equity Research Department, and he became a research analyst in 1993 and an Investment Officer in 1996. He was named Vice President in 1998, a portfolio manager in 2000, and Senior Vice President in 2001. He is a graduate of the University of New Hampshire and has an M.B.A. from Boston College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FUND FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 1, 2001

Size: $135 million net assets as of June 30, 2003.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2003. Index information is from May 1, 2001.)


                                    MFS
                               Institutional
                                 Large Cap           Russell 1000
                                 Value Fund          Value Index
            5/01                $3,000,000           $3,000,000
            6/01                 2,973,000            2,999,000
            6/02                 2,776,000            2,731,000
            6/03                 2,673,309            2,702,927


TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

                                                     1 Year             Life*
-------------------------------------------------------------------------------
Cumulative Total Return                              -3.69%           -10.89%
-------------------------------------------------------------------------------
Average Annual Total Return                          -3.69%           - 5.19%
-------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                                     1 Year             Life*
-------------------------------------------------------------------------------
Russell 1000 Value Index#                            -1.02%            -4.70%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2003.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

Please see a prospectus for further information about the risks associated with investing in this fund.

PORTFOLIO OF INVESTMENTS - June 30, 2003

Stocks - 95.9%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 88.7%
  Aerospace - 0.8%
    Northrop Grumman Corp.                               13,100    $  1,130,399
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 16.1%
    American Express Co.                                  9,215    $    385,279
    Bank of America Corp.                                49,040       3,875,631
    Bank One Corp.                                       26,250         975,975
    Citigroup, Inc.                                     115,630       4,948,964
    FleetBoston Financial Corp.                          90,730       2,695,589
    Mellon Financial Corp.                              101,000       2,802,750
    National City Corp.                                  42,400       1,386,904
    SouthTrust Corp.                                     33,380         907,936
    SunTrust Banks, Inc.                                 45,730       2,713,618
    Wachovia Corp.                                       26,100       1,042,956
                                                                   ------------
                                                                   $ 21,735,602
-------------------------------------------------------------------------------
  Broadcast & Cable TV - 1.6%
    AOL Time Warner, Inc.*                               67,910    $  1,092,672
    Cox Communications, Inc.*                            32,200       1,027,180
                                                                   ------------
                                                                   $  2,119,852
-------------------------------------------------------------------------------
  Brokerage & Asset Managers - 3.4%
    Goldman Sachs Group, Inc.                            34,100    $  2,855,875
    Merrill Lynch & Co., Inc.                            35,860       1,673,945
                                                                   ------------
                                                                   $  4,529,820
-------------------------------------------------------------------------------
  Chemicals - 3.8%
    3M Co.                                                1,550    $    199,919
    Air Products & Chemicals, Inc.                       34,310       1,427,296
    Dow Chemical Co.                                     44,000       1,362,240
    Lyondell Chemical Co.                                18,800         254,364
    PPG Industries, Inc.                                 37,400       1,897,676
                                                                   ------------
                                                                   $  5,141,495
-------------------------------------------------------------------------------
  Computer Software - 0.8%
    Microsoft Corp.                                      39,600    $  1,014,156
-------------------------------------------------------------------------------
  Computer Software - Systems - 0.5%
    IBM Corp.                                             7,560    $    623,700
-------------------------------------------------------------------------------
  Consumer Goods & Services - 2.4%
    Kimberly-Clark Corp.                                 37,200    $  1,939,608
    Procter & Gamble Co.                                 14,860       1,325,215
                                                                   ------------
                                                                   $  3,264,823
-------------------------------------------------------------------------------
  Containers - 0.4%
    Smurfit-Stone Container Corp.*                       44,200    $    575,926
-------------------------------------------------------------------------------
  Electrical Equipment - 0.7%
    Emerson Electric Co.                                 18,400    $    940,240
-------------------------------------------------------------------------------
  Electronics - 1.4%
    Intel Corp.                                          40,500    $    841,752
    Novellus Systems, Inc.*                               8,300         303,954
    Texas Instruments, Inc.                              38,500         677,600
                                                                   ------------
                                                                   $  1,823,306
-------------------------------------------------------------------------------
  Energy - Independent - 0.7%
    Devon Energy Corp.                                   17,290    $    923,286
-------------------------------------------------------------------------------
  Energy - Integrated - 6.9%
    ChevronTexaco Corp.                                  16,750    $  1,209,350
    ConocoPhillips                                       47,600       2,608,480
    ExxonMobil Corp.                                    127,780       4,588,580
    Unocal Corp.                                         29,870         856,970
                                                                   ------------
                                                                   $  9,263,380
-------------------------------------------------------------------------------
  Entertainment - 1.6%
    Viacom, Inc., "B"*                                   50,150    $  2,189,549
-------------------------------------------------------------------------------
  Food & Non Alcoholic Beverage Products - 5.6%
    Archer-Daniels-Midland Co.                          142,402    $  1,832,714
    Heinz (H.J.) Co.                                     27,100         893,758
    Kellogg Co.                                          83,500       2,869,895
    PepsiCo, Inc.                                        36,934       1,643,563
    Tyson Foods, Inc. - Delaware                         25,600         271,872
                                                                   ------------
                                                                   $  7,511,802
-------------------------------------------------------------------------------
  Forest & Paper Products - 1.7%
    Bowater, Inc.                                        14,500    $    543,025
    International Paper Co.                              47,200       1,686,456
                                                                   ------------
                                                                   $  2,229,481
-------------------------------------------------------------------------------
  Gaming & Lodging - 0.4%
    Starwood Hotels & Resorts Co.                        21,100    $    603,249
-------------------------------------------------------------------------------
  Industrial Gases - 0.3%
    Praxair, Inc.                                         6,800    $    408,680
-------------------------------------------------------------------------------
  Insurance - 5.8%
    Allstate Corp.                                       57,126    $  2,036,542
    Chubb Corp.                                          17,700       1,062,000
    Hartford Financial Services Group, Inc.              24,120       1,214,683
    MetLife, Inc.                                        56,480       1,599,514
    Safeco Corp.                                            500          17,640
    St. Paul Cos., Inc.                                  18,600         679,086
    Travelers Property Casualty Corp.                    79,306       1,260,965
                                                                   ------------
                                                                   $  7,870,430
-------------------------------------------------------------------------------
  Machinery & Tools - 2.6%
    Caterpillar, Inc.                                    13,690    $    761,985
    Deere & Co.                                          60,900       2,783,130
                                                                   ------------
                                                                   $  3,545,115
-------------------------------------------------------------------------------
  Medical Equipment - 0.8%
    Guidant Corp.                                        10,300    $    457,217
    Waters Corp.*                                        21,200         617,556
                                                                   ------------
                                                                   $  1,074,773
-------------------------------------------------------------------------------
  Metals & Mining - 1.6%
    Alcoa, Inc.                                          54,730    $  1,395,615
    Phelps Dodge Corp.*                                  20,500         785,970
                                                                   ------------
                                                                   $  2,181,585
-------------------------------------------------------------------------------
  Natural Gas - Distribution - 1.5%
    Equitable Resources, Inc.                             6,600    $    268,884
    Keyspan Corp.                                        15,700         556,565
    National Fuel Gas Co.                                31,600         823,180
    WGL Holdings, Inc.                                   15,880         423,996
                                                                   ------------
                                                                   $  2,072,625
-------------------------------------------------------------------------------
  Oil Services - 2.7%
    Baker Hughes, Inc.                                   23,000    $    772,110
    Noble Corp.*                                         34,000       1,166,200
    Schlumberger Ltd.                                    36,713       1,746,437
                                                                   ------------
                                                                   $  3,684,747
-------------------------------------------------------------------------------
  Pharmaceuticals - 6.1%
    Abbott Laboratories, Inc.                            35,920    $  1,571,859
    Johnson & Johnson Co.                                30,900       1,597,530
    Pfizer, Inc.                                         92,011       3,142,176
    Schering Plough Corp.                               103,600       1,926,960
                                                                   ------------
                                                                   $  8,238,525
-------------------------------------------------------------------------------
  Printing & Publishing - 2.6%
    Gannett Co., Inc.                                    22,690    $  1,742,819
    Tribune Co.                                          35,700       1,724,310
                                                                   ------------
                                                                   $  3,467,129
-------------------------------------------------------------------------------
  Railroads - 1.0%
    Union Pacific Corp.                                  22,900    $  1,328,658
-------------------------------------------------------------------------------
  Real Estate - 2.1%
    Fannie Mae                                           43,042    $  2,902,753
-------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Kroger Co.*                                          63,000    $  1,050,840
    Safeway, Inc.*                                       36,000         736,560
                                                                   ------------
                                                                   $  1,787,400
-------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.7%
    Motorola, Inc.                                      104,400    $    984,492
-------------------------------------------------------------------------------
  Telephone Services - 5.1%
    AT&T Corp.                                           11,816    $    227,458
    BellSouth Corp.                                     124,306       3,310,269
    SBC Communications, Inc.                             81,250       2,075,937
    Verizon Communications, Inc.                         31,550       1,244,648
                                                                   ------------
                                                                   $  6,858,312
-------------------------------------------------------------------------------
  Tobacco - 2.7%
    Altria Group, Inc.                                   81,260    $  3,692,454
-------------------------------------------------------------------------------
  Utilities - Electric Power - 3.0%
    Energy East Corp.                                    37,000    $    768,120
    FPL Group, Inc.                                       9,430         630,396
    NSTAR Co.                                            25,310       1,152,870
    PPL Corp.                                            16,970         729,710
    TXU Corp.                                            34,600         776,770
                                                                   ------------
                                                                   $  4,057,866
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $119,775,610
-------------------------------------------------------------------------------
Foreign Stocks - 7.2%
  France - 0.3%
    Total Fina S.A., ADR (Energy - Integrated)            4,600    $    348,680
-------------------------------------------------------------------------------
  Switzerland - 2.3%
    Novartis AG, ADR (Pharmaceuticals)                   41,100    $  1,636,191
    Syngenta AG, ADR (Chemicals)                        143,160       1,451,642
                                                                   ------------
                                                                   $  3,087,833
-------------------------------------------------------------------------------
  United Kingdom - 4.6%
    BP Amoco PLC, ADR (Energy - Integrated)              71,500    $  3,004,430
    Diageo PLC, ADR (Alcholic Beverage)                  18,800         822,688
    Reed Elsevier PLC, ADR (Printing & Publishing)       52,000       1,751,880
    Rio Tinto PLC, ADR (Metals & Mining)                  8,600         658,330
                                                                   ------------
                                                                   $  6,237,328
-------------------------------------------------------------------------------
Total Foreign Stocks                                               $  9,673,841
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $123,470,449)                       $129,449,451
-------------------------------------------------------------------------------
Convertible Preferred Stock - 1.2%
-------------------------------------------------------------------------------
U.S. Stocks - 1.2%
    Chubb Corp. (Insurance)                               3,100    $     80,755
    Motorola Inc. (Telecommunications - Wireline)        11,800         384,680
    Northrop Grumman Corp. (Aerospace)                    2,700         274,725
    Travelers Property Casualty Corp. (Insurance)        15,700         376,800
    Txu Corp. (Utilities - Electric Power)               13,500         446,850
-------------------------------------------------------------------------------
Total Convertible Preferred Stock
  (Identified Cost, $1,832,101)                                    $  1,563,810
-------------------------------------------------------------------------------
Short-Term Obligations - 3.0%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 7/01/03         $1,993    $  1,993,000
    FNMA, due 7/01/03                                     2,076       2,076,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $  4,069,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $129,371,550)                  $135,082,261
Other Assets, Less Liabilities - (0.1)%                                 (77,265)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $135,004,996
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
------------------------------------------------------------------------------
JUNE 30, 2003
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $129,371,550)           $135,082,261
  Cash                                                                  25,604
  Receivable for investments sold                                      613,308
  Receivable for shares sold                                             3,710
  Interest and dividends receivable                                    213,782
                                                                  ------------
      Total assets                                                $135,938,665
                                                                  ------------
Liabilities:
  Payable for investments purchased                                   $808,686
  Payable for fund shares reacquired                                   118,909
  Payable to affiliates -
    Management fee                                                       5,797
    Shareholder servicing agent fee                                         83
    Administrative fee                                                     194
                                                                  ------------
      Total liabilities                                               $933,669
                                                                  ------------
Net assets                                                        $135,004,996
                                                                  ------------
Net assets consist of:
  Paid-in capital                                                 $137,253,291
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  5,710,711
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (8,924,639)
  Accumulated undistributed net investment income                      965,633
                                                                  ------------
      Total                                                       $135,004,996
                                                                  ------------
Shares of beneficial interest outstanding                          15,502,599
                                                                   ----------

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $8.71
                                                                      -----
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $ 2,025,430
    Interest                                                             43,137
    Foreign taxes withheld                                              (21,011)
                                                                    -----------
      Total investment income                                       $ 2,047,556
                                                                    -----------
  Expenses -
    Management fee                                                  $   474,828
    Trustees' compensation                                                2,819
    Shareholder servicing agent fee                                       5,935
    Administrative fee                                                    8,914
    Custodian fee                                                        43,860
    Printing                                                              4,058
    Auditing fees                                                        29,646
    Legal fees                                                              948
    Registration fee                                                     19,394
    Miscellaneous                                                         7,189
                                                                    -----------
      Total expenses                                                $   597,591
    Fees paid indirectly                                                   (882)
    Reduction of expenses by investment adviser                        (161,396)
                                                                    -----------
      Net expenses                                                  $   435,313
                                                                    -----------
        Net investment income                                       $ 1,612,243
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(6,207,167)
    Foreign currency transactions                                           (18)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(6,207,185)
                                                                    -----------
    Change in unrealized appreciation on investments and foreign
      currency translation                                          $ 6,110,927
                                                                    -----------
      Net realized and unrealized loss on investments and foreign
        currency                                                        (96,258)
                                                                    -----------
        Increase in net assets from operations                      $ 1,515,985
                                                                    -----------

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED       YEAR ENDED
                                                                               JUNE 30, 2003    JUNE 30, 2002
-------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                        $   1,612,243    $     923,720
  Net realized loss on investments and foreign currency transactions              (6,207,185)      (2,718,956)
  Net unrealized gain (loss) on investments and foreign currency translation       6,110,927         (311,006)
                                                                               -------------    -------------
    Decrease in net assets from operations                                     $   1,515,985    $  (2,106,242)
                                                                               -------------    -------------
Distributions declared to shareholders from net investment income              $  (1,222,177)   $    (347,470)
                                                                               -------------    -------------
Net increase in net assets from fund share transactions                        $  65,468,955    $  59,678,194
                                                                               -------------    -------------
    Total increase in net assets                                               $  65,762,763    $  57,224,482
Net assets:
  At beginning of period                                                       $  69,242,233    $  12,017,751
                                                                               -------------    -------------

  At end of period (accumulated undistributed net investment income of
    $965,633 and $580,348, respectively)                                       $ 135,004,996    $  69,242,233
                                                                               -------------    -------------

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.
----------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                                           ------------------------------       PERIOD ENDED
                                                                                 2003                2002     JUNE 30, 2001*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $ 9.20              $ 9.91             $10.00
                                                                               ------              ------             ------
Income from investment operations# -
  Net investment income(S)                                                     $ 0.16              $ 0.16             $ 0.02
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                    (0.51)              (0.82)             (0.11)
                                                                               ------              ------             ------
      Total from investment operations                                         $(0.35)             $(0.66)            $(0.09)
                                                                               ------              ------             ------
Less distributions declared to shareholders from
  net investment income                                                        $(0.14)             $(0.05)            $  --
                                                                               ------              ------             ------
Net asset value - end of period                                                $ 8.71              $ 9.20             $ 9.91
                                                                               ------              ------             ------
Total return                                                                    (3.69)%             (6.64)%            (0.90)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                     0.55%               0.55%              0.55%+
  Net investment income                                                          2.05%               1.64%              1.73%+
Portfolio turnover                                                                 68%                 60%                11%
Net assets at end of period (000 Omitted)                                    $135,005             $69,242            $12,018

(S) The investment adviser contractually agreed to pay all the fund's operating expenses, exclusive of management fee. In addition, the investment adviser contractually agreed to waive a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss)
    per share and the ratios would have been:

    Net investment income (loss)                                               $ 0.15             $ 0.14              $(0.03)
    Ratios (to average net assets):
      Expenses##                                                                 0.76%              0.77%               4.88%+
      Net investment income (loss)                                               1.84%              1.42%              (2.60)%+

 * For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Large Cap Value Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, and timing of capital losses.

The tax character of distributions declared for the years ended June 30, 2003 and June 30, 2002 was as follows:

                                       JUNE 30, 2003       JUNE 30, 2002
------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                         $1,222,177            $347,470
                                          ----------            --------
Total distributions declared              $1,222,177            $347,470
                                          ----------            --------

During the year ended June 30, 2003, accumulated undistributed net investment income decreased by $4,781, accumulated net realized loss on investments and foreign currency transactions decreased by $5,086, and paid-in capital decreased by $305 due to differences between book and tax accounting for currency transactions and capital losses. This change had no effect on the net assets or net asset value per share.

As of June 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

            Undistributed ordinary income              $   965,633
            Capital loss carryforward                   (5,605,983)
            Unrealized appreciation                      3,689,565
            Post-October capital loss deferral          (1,297,510)

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on the following dates:

                EXPIRATION DATE
                ---------------------------------------------------
                June 30, 2009                          $    (4,761)
                June 30, 2010                             (613,183)
                June 30, 2011                           (4,988,039)
                                                       -----------
                  Total                                $(5,605,983)
                                                       -----------

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended June 30, 2003 were 0.55% of average daily net assets on an annualized basis. In addition, the investment adviser has contractually agreed to pay the fund's operating expenses exclusive of management fees. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                  0.0175%
                Next $2.5 billion                 0.0130%
                Next $2.5 billion                 0.0005%
                In excess of $7 billion           0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund (trust's, series) average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $116,056,602 and $53,520,428, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                            $131,392,696
                                                          ------------
Gross unrealized appreciation                             $  7,028,795
Gross unrealized depreciation                               (3,339,230)
                                                          ------------
    Net unrealized appreciation                           $  3,689,565
                                                          ------------

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                         YEAR ENDED JUNE 30, 2003        YEAR ENDED JUNE 30, 2002
                                                  -------------------------------   -----------------------------
                                                         SHARES            AMOUNT         SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                           9,489,797      $ 78,336,057      6,753,326      $63,983,924
Shares issued to shareholders in
  reinvestment of distributions                         144,858         1,173,354         34,215          328,460
Shares reacquired                                    (1,658,361)      (14,040,456)      (473,892)      (4,634,190)
                                                     -----------     ------------      ---------      -----------
    Net increase (decrease)                           7,976,294      $ 65,468,955      6,313,649      $59,678,194
                                                     -----------     ------------      ---------      -----------

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2003, was $827. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Institutional Trust and Shareholders of MFS Institutional Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Large Cap Value Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2003 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from the commencement of the fund's operations, May 1, 2001, through June 30, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Large Cap Value Fund as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period from the commencement of the fund's operations, May 1, 2001, through June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 14, 2003

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

The fund hereby designates the maximum amount allowable as qualified dividend income eligible for a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        ILV-ANN  8/03  87

[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 2003

                MFS(R) INSTITUTIONAL
                EMERGING EQUITIES FUND


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------


MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55) Chairman            ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59) Trustee and            Executive Officer
President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35) Trustee
Executive Officer and Director                           Hemenway & Barnes (attorneys), Partner

KEVIN R. PARKE(2) (born 12/14/59) Trustee                WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company,                Private investor; Harvard University Graduate
President, Chief Investment Officer and Director         School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WILLIAM R. GUTOW (born 09/27/41) Trustee                 General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36) Trustee                   ELAINE R. SMITH (born 04/25/46) Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)        Private investor

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial Services Company, Chairman       Treasurer
                                                         Massachusetts Financial Services Company, Vice
JOHN W. BALLEN (born 09/12/59) Trustee and               President (since August 2000); UAM Fund Services,
President                                                Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           RICHARD M. HISEY (born 08/29/58) Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Vice President (since July 2002); The Bank of New
Secretary and Assistant Clerk                            York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer (prior to September 2000); Lexington
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Funds, Treasurer (prior to September 2000)
Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Vice
                                                         President
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since April 2003); Brown Brothers             Vice President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Robert A. Henderson+                                     business day from 9 a.m. to 5 p.m. Eastern time.
Donald F. Pitcher, Jr.+                                  (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
JP Morgan Chase Bank                                     touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
AUDITORS
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our investors.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work toward delivering superior long-term investment performance for our investors. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, our fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    July 21, 2003

The opinions expressed in this letter are those of MFS and no forecasts can be guaranteed.

MANAGEMENT REVIEW

Dear Shareholders,
For the 12 months ended June 30, 2003, the fund provided a total return of -5.78%. This return, which includes the reinvestment of any dividends and capital gains distributions, compares with a return of 0.69% over the same period for the fund's benchmark, the Russell 2000 Growth Index (the Russell Index). The Russell Index measures the performance of U.S. small-cap growth stocks.

MARKET ENVIRONMENT
Over the 12-month period, the domestic small-cap equity market, as represented by the Russell 2000 Growth Index, outperformed the U.S. stock market, as represented by the S&P 500 Stock Index, which returned 0.25%.

Fewer than half of the sectors within the Russell Index experienced positive returns for the period. The most positive sectors for the Index were utilities & communications, financial services, and health care. The most negative sectors for the Index were basic materials (which was the fund's best-performing sector on a relative basis), retailing, and consumer staples.

PORTFOLIO POSITIONING
On a sector basis, the fund's major changes in positioning over the period were increases in technology, energy, and transportation holdings, and decreases in health care, leisure, and special products & services holdings. As of period-end, the fund's largest overweighted positions, relative to the Russell Index, were in the leisure and retailing sectors; the fund's largest relative underweighting was in technology.

DETRACTORS FROM PERFORMANCE
The special products & services, technology, and leisure sectors were the portfolio's weakest performers over the period, on a relative basis. In the special products & services sector, holdings that detracted from performance included AMN Healthcare, BISYS Group, and Concord EFS. Technology stocks that hurt results included Network Associates. In the leisure sector, owning Jack in the Box and Scholastic hurt relative performance.

Additional holdings that detracted significantly from performance included Noven Pharmaceuticals, Haemonetics, and Lifepoint Hospitals in the health care sector and Dollar Tree Stores in the retailing area. At the end of the period, AMN Healthcare, Concord EFS, Jack in the Box, Noven Pharmaceuticals, Haemonetics, and Dollar Tree Stores were no longer in the portfolio.

CONTRIBUTORS TO PERFORMANCE
Relative to the Russell Index, retailing, consumer staples, and basic materials were the portfolio's strongest-performing sectors over the period. Within retailing, contributors included O'Reilly Automotive, Regis Corp., and Timberland. Additional holdings that contributed significantly to performance included Caremark Rx, WebMD, and Edwards Lifesciences in the health care sector, Career Education in the special products & services sector, McData in the technology sector, and LeapFrog Enterprises in the leisure sector. Our positions in Timberland and WebMD were sold by the end of the period.

    Respectfully,

/s/ Robert A. Henderson                   /s/ Donald F. Pitcher

    Robert A. Henderson                       Donald F. Pitcher
    Portfolio Manager                         Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Robert A. Henderson is a Vice President at MFS Investment Management(R). He is also a portfolio manager of the small-cap growth portfolios of our mutual funds, institutional accounts, and variable annuities. Mr. Henderson joined the company in 1996 as an equity research analyst covering the utilities, retail, mining, financial services, and the food, beverage and tobacco industries in Latin America and Canada. He was named portfolio manager in April 2002. From 1991 to 1996 Mr. Henderson worked as an equity research analyst for David L. Babson & Company, Inc., where he was named a vice president in 1993. He was a consultant with Alliance Consulting Group, Inc. in Cambridge, MA, from 1988 to 1991. Mr. Henderson holds a Masters of Business Administration degree from Stanford University and a bachelors degree from Harvard College.

Donald F. Pitcher, Jr., is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the small-cap growth and global growth portfolios of our mutual funds, institutional accounts, and offshore investment products. Mr. Pitcher joined MFS in 1971 as an Investment Officer. He was named Assistant Vice President in 1974, Vice President in 1977 and Senior Vice President in 1985. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: June 16, 1993

Size: $232.56 million net assets as of June 30, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, June 16, 1993, through June 30, 2003. Index information is from July 1, 1993.)

                                 MFS
                            Institutional
                               Emerging           Russell 2000
                            Equities Fund         Growth Index
            6/93            $ 3,000,000           $3,000,000
            6/95              5,048,000            3,808,000
            6/97              8,456,000            5,039,000
            6/99             10,934,000            6,177,000
            6/01             16,260,000            6,080,000
            6/03             11,687,542            4,590,969

TOTAL RATES OF RETURN THROUGH JUNE 30, 2003

                               1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------
Cumulative Total Return        -5.78%       -30.61%       +11.90%      +289.58%
-------------------------------------------------------------------------------
Average Annual Total Return    -5.78%       -11.47%       + 2.27%      + 14.57%
-------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------
Russell 2000 Growth Index#     +0.69%       -16.66%       - 4.25%      +  4.35%
-------------------------------------------------------------------------------
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest-rates, currency-exchange-rates, economic, and political conditions.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

These risks may increase share price volatility. See the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - June 30, 2003

Stocks - 95.6%
-------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
U.S. Stocks - 92.5%
  Aerospace & Defense - 0.2%
    Herley Industries, Inc.*                                                            31,300   $    531,474
-------------------------------------------------------------------------------------------------------------
  Airlines - 0.9%
    AirTran Holdings, Inc.*                                                             14,100   $    147,627
    Alaska Air Group, Inc.*                                                             23,400        501,930
    Atlantic Coast Airlines Holdings, Inc.*                                             45,400        612,446
    Frontier Airlines, Inc.*                                                            14,400        130,752
    Mesa Air Group, Inc.*                                                               40,500        324,000
    Skywest, Inc.                                                                       19,700        375,482
                                                                                                 ------------
                                                                                                 $  2,092,237
-------------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.6%
    Delta & Pine Land Co.                                                               67,800   $  1,490,244
-------------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.4%
    Reebok International Ltd.*                                                          18,000   $    605,340
    Wolverine World Wide, Inc.                                                          22,000        423,720
                                                                                                 ------------
                                                                                                 $  1,029,060
-------------------------------------------------------------------------------------------------------------
  Banks - 4.3%
    Alabama National BanCorp.                                                            8,900   $    431,472
    Anchor BanCorp Wisconsin, Inc.                                                       6,700        160,063
    Bank Mutual Corp.                                                                    4,200        136,500
    Bankunited Financial Corp.*                                                         39,000        785,850
    Brookline Bancorp, Inc.                                                             69,158        968,212
    Citizens South Banking Corp.                                                        28,400        376,016
    Connecticut Bancshares, Inc.                                                         3,400        133,450
    East West Bancorp, Inc.                                                             18,900        683,046
    First Bancorp.                                                                       7,050        193,523
    First Community Bancorp                                                             11,400        355,338
    Glacier Bancorp, Inc.                                                               10,890        268,112
    Gold Banc Corp., Inc.                                                               27,040        284,190
    Harbor Florida Bancshares, Inc.                                                     24,500        587,020
    Independence Community Bank Corp.                                                   10,500        296,310
    Investors Financial Services Corp.                                                  41,700      1,209,717
    Provident Finacial Services, Inc.                                                   13,400        255,270
    Republic Bancshares, Inc.                                                           12,400        310,124
    Sound Federal Bancorp, Inc.                                                         16,046        218,065
    The South Financial Group, Inc.                                                     12,400        289,292
    UCBH Holdings, Inc.                                                                 47,000      1,347,960
    Umpqua Holdings Corp.                                                               17,900        339,921
    Wintrust Financial Corp.                                                            14,700        435,120
                                                                                                 ------------
                                                                                                 $ 10,064,571
-------------------------------------------------------------------------------------------------------------
  Biotechnology - 2.1%
    Antigenics, Inc.*                                                                   34,210   $    394,099
    AtheroGenics, Inc.*                                                                 13,900        207,527
    CryoLife, Inc.*                                                                     96,400        997,740
    CV Therapeutics, Inc.*                                                              13,300        394,478
    ICOS Corp.*                                                                          7,700        282,975
    InterMune, Inc.*                                                                    33,480        539,363
    Millipore Corp.*                                                                    30,900      1,371,033
    Neurocrine Biosciences, Inc.*                                                        8,500        424,490
    Tanox, Inc.*                                                                        18,100        290,505
                                                                                                 ------------
                                                                                                 $  4,902,210
-------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 3.3%
    Affiliated Managers Group, Inc.*                                                    36,700   $  2,236,865
    First Albany Cos., Inc.                                                              9,200        114,356
    Friedman, Billings, Ramsey Group, Inc.                                              97,900      1,311,860
    Jeffries Group, Inc.                                                                 9,400        468,026
    Knight Trading Group, Inc.*                                                         44,800        278,656
    Raymond James Financial, Inc.                                                       28,200        932,010
    Soundview Technology Group, Inc.*                                                   27,080        275,945
    SWS Group, Inc.                                                                     20,900        421,135
    Waddell & Reed Financial, Inc., "A"                                                 67,500      1,732,725
                                                                                                 ------------
                                                                                                 $  7,771,578
-------------------------------------------------------------------------------------------------------------
  Building Materials - 0.1%
    Florida Rock Industries, Inc.                                                        7,600   $    313,728
-------------------------------------------------------------------------------------------------------------
  Business Services - 7.1%
    Alliance Data Systems Corp.*                                                        58,300   $  1,364,220
    Anteon International Corp.*                                                          6,500        181,415
    Arbitron, Inc.                                                                      17,400        621,180
    BearingPoint, Inc.*                                                                 43,000        414,950
    BISYS Group, Inc.*                                                                  30,000        551,100
    Bright Horizons Family Solutions, Inc.*                                             25,600        859,136
    CACI International, Inc.*                                                           64,300      2,205,490
    Corporate Executive Board Co.*                                                      44,900      1,819,797
    CoStar Group, Inc.*                                                                 21,100        630,046
    Digitas, Inc.*                                                                      53,600        265,856
    Getty Images, Inc.*                                                                 57,600      2,378,880
    Global Payments, Inc.                                                               60,600      2,151,300
    Ingram Micro, Inc.*                                                                 54,900        603,900
    Kroll, Inc.*                                                                        13,130        355,298
    MPS Group, Inc.*                                                                    87,908        604,807
    Perot Systems Corp.*                                                               122,500      1,391,600
                                                                                                 ------------
                                                                                                 $ 16,398,975
-------------------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    Georgia Gulf Corp.                                                                  13,000   $    257,400
-------------------------------------------------------------------------------------------------------------
  Computer Services - 0.2%
    Cognizant Technology Solutions Corp.*                                               18,200   $    443,352
-------------------------------------------------------------------------------------------------------------
  Computer Software - 6.6%
    Ansys, Inc.*                                                                        63,700   $  1,981,070
    Autodesk, Inc.                                                                      97,000      1,567,520
    Avid Technology, Inc.*                                                              74,200      2,602,194
    Borland Software Corp.*                                                            115,100      1,124,527
    Kronos, Inc.*                                                                       71,500      3,632,915
    Magma Design Automation, Inc.*                                                       5,100         87,465
    MicroStrategy, Inc.*                                                                17,300        630,239
    Netscreen Technologies, Inc.*                                                        9,300        209,715
    Progress Software Corp.*                                                            42,500        881,025
    Safenet, Inc.*                                                                       1,300         36,374
    Secure Computing Corp.*                                                             93,100        812,763
    Serena Software, Inc.*                                                              11,400        238,032
    SS&C Technologies, Inc.*                                                            20,300        323,785
    Verisity Ltd.*                                                                      56,100        669,834
    Verity, Inc.*                                                                       45,900        581,094
                                                                                                 ------------
                                                                                                 $ 15,378,552
-------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.4%
    Acxiom Corp.*                                                                       61,500   $    928,035
    Cadence Design Systems, Inc.*                                                       94,600      1,140,876
    CCC Information Services Group, Inc.*                                               21,500        311,750
    Cognos, Inc.*                                                                       66,300      1,790,100
    Manhattan Associates, Inc.*                                                         11,300        293,461
    Network Associates, Inc.*                                                          243,000      3,081,240
    Quest Software, Inc.*                                                               20,200        240,380
                                                                                                 ------------
                                                                                                 $  7,785,842
-------------------------------------------------------------------------------------------------------------
  Consumer Products - 2.0%
    Harman International Industries, Inc.                                               16,100   $  1,274,154
    Leapfrog Enterprises, Inc.*                                                         16,100        512,141
    Lexar Media, Inc.*                                                                 174,700      1,666,638
    Yankee Candle, Inc.*                                                                46,800      1,086,696
                                                                                                 ------------
                                                                                                 $  4,539,629
-------------------------------------------------------------------------------------------------------------
  Consumer Services - 3.9%
    Career Education Corp.*                                                             50,100   $  3,427,842
    Corinthian Colleges, Inc.*                                                          14,200        689,694
    Education Management Corp.*                                                         32,400      1,723,032
    ITT Educational Services, Inc.*                                                      7,800        228,150
    Strayer Education, Inc.                                                             38,500      3,058,825
                                                                                                 ------------
                                                                                                 $  9,127,543
-------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.1%
    A.O. Smith Corp.                                                                    22,900   $    644,635
    Baldor Electric Co.                                                                 20,600        424,360
    Mettler Toledo International, Inc.*                                                 38,800      1,422,020
                                                                                                 ------------
                                                                                                 $  2,491,015
-------------------------------------------------------------------------------------------------------------
  Electronics - 6.2%
    Amphenol Corp., "A"*                                                                19,400   $    908,308
    Applied Micro Circuits Corp.*                                                      253,300      1,532,465
    Brooks Automation, Inc.*                                                            38,900        441,126
    Cabot Microelectronics Corp.*                                                        9,500        479,465
    Cymer, Inc.*                                                                        22,100        697,476
    Cypress Semiconductor Corp.*                                                       101,200      1,214,400
    DSP Group, Inc.*                                                                    29,400        632,982
    Exar Corp.*                                                                         42,900        679,107
    Excel Technology, Inc.*                                                             17,100        390,393
    GlobespanVirata, Inc.*                                                               9,428         77,781
    Integrated Circuit Systems, Inc.*                                                   30,500        958,615
    Integrated Device Technology, Inc.*                                                 47,900        529,295
    Kopin Corp.*                                                                       104,400        638,928
    Lam Research Corp.*                                                                 38,100        693,801
    Lattice Semiconductor Corp.*                                                        38,200        314,386
    Micrel, Inc.*                                                                      103,300      1,073,287
    MKS Instruments, Inc.*                                                              21,000        379,470
    Silicon Laboratories, Inc.*                                                         48,900      1,302,696
    Technitrol, Inc.*                                                                   44,000        662,200
    Vitesse Semiconductor Corp.*                                                        42,300        208,116
    Zoran Corp.*                                                                        24,900        478,329
                                                                                                 ------------
                                                                                                 $ 14,292,626
-------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.0%
    American Italian Pasta Co.*                                                         20,100   $    837,165
    Performance Food Group, Co.*                                                        29,000      1,073,000
    Tootsie Roll Industries, Inc.                                                       13,823        421,463
                                                                                                 ------------
                                                                                                 $  2,331,628
-------------------------------------------------------------------------------------------------------------
  Furniture & Home Appliances - 0.2%
    Select Comfort Corp.*                                                               25,900   $    424,242
-------------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.1%
    Argosy Gaming Corp.*                                                                15,300   $    319,923
-------------------------------------------------------------------------------------------------------------
  Housing - 0.2%
    Toll Brothers, Inc.*                                                                17,700   $    501,087
-------------------------------------------------------------------------------------------------------------
  Industrial Gases - 0.1%
    Airgas, Inc.                                                                        17,200   $    288,100
-------------------------------------------------------------------------------------------------------------
  Insurance
    U.S.I. Holdings Corp.*                                                               4,000   $     47,040
-------------------------------------------------------------------------------------------------------------
  Internet - 1.1%
    Autobytel, Inc.*(+)                                                                107,100   $    595,690
    Digital Insight Corp.*                                                              18,700        356,235
    Digital River, Inc.*                                                                52,500      1,013,250
    eCollege, Inc.*                                                                     14,400        165,312
    Looksmart Ltd.*                                                                     76,000        215,080
    Priceline.com, Inc.*                                                                10,950        245,171
                                                                                                 ------------
                                                                                                 $  2,590,738
-------------------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Cognex Corp.*                                                                       34,500   $    771,075
    Kennametal, Inc.                                                                    18,600        629,424
    NN, Inc.                                                                            22,200        281,052
    The Timken Co.                                                                      29,300        513,043
                                                                                                 ------------
                                                                                                 $  2,194,594
-------------------------------------------------------------------------------------------------------------
  Media - 4.1%
    aQuantive, Inc.*                                                                    34,300   $    360,150
    Cox Radio, Inc., "A"*                                                               69,200      1,599,212
    Cumulus Media, Inc.*                                                                 6,100        115,473
    Emmis Broadcasting Corp., "A"*                                                      47,500      1,090,125
    Entercom Communications Corp.*                                                      41,660      2,041,757
    Hearst-Argyle Television, Inc.*                                                     45,500      1,178,450
    LIN TV Corp.*                                                                       80,500      1,895,775
    Paxson Communications Corp.*                                                        23,900        143,161
    Saga Communications, Inc.*                                                          27,200        529,040
    Spanish Broadcasting Systems, Inc.*                                                 56,900        463,735
                                                                                                 ------------
                                                                                                 $  9,416,878
-------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.0%
    Conceptus, Inc.*                                                                    17,800   $    250,090
    Cyberonics, Inc.*                                                                   52,200      1,122,822
    Dade Behring Holdings, Inc.*                                                        56,000      1,286,320
    Edwards Lifesciences Corp.*                                                         44,000      1,414,160
    Fischer Imaging Corp.*                                                              27,100        133,874
    Hologic, Inc.*                                                                     103,800      1,368,084
    IDEXX Laboratories, Inc.*                                                           83,500      2,800,590
    Molecular Devices Corp.*                                                            72,800      1,158,248
    Nektar Therapeutics*                                                               150,000      1,384,500
    Thoratec Corp.*                                                                     76,600      1,141,340
    Viasys Healthcare, Inc.*                                                            19,210        397,647
    Wilson Great Batch Technologies, Inc.*                                              41,020      1,480,822
                                                                                                 ------------
                                                                                                 $ 13,938,497
-------------------------------------------------------------------------------------------------------------
  Medical Services - 7.8%
    Advisory Board Co.*                                                                 53,900   $  2,184,028
    Apria Healthcare Group, Inc.*                                                       78,900      1,963,032
    Caremark Rx, Inc.*                                                                 287,700      7,388,136
    Community Health Care*                                                              17,300        333,717
    Inveresk Research Group, Inc.*                                                      36,200        651,238
    LifePoint Hospitals, Inc.*                                                          15,000        314,100
    Lincare Holdings, Inc.*                                                             36,200      1,140,662
    Odyssey Healthcare, Inc.*                                                            2,600         96,200
    Select Medical Corp.*                                                               62,000      1,539,460
    Sunrise Assisted Living, Inc.*                                                      36,900        825,822
    Triad Hospitals, Inc.*                                                              14,375        356,788
    VCA Antech, Inc.*                                                                   72,800      1,424,696
                                                                                                 ------------
                                                                                                 $ 18,217,879
-------------------------------------------------------------------------------------------------------------
  Oil Services - 4.8%
    Cal Dive International, Inc.*                                                       37,750   $    822,950
    Dril-Quip, Inc.*                                                                    85,000      1,547,000
    Grant Pride Co., Inc.*                                                              32,800        385,400
    Grey Wolf, Inc.*                                                                    29,900        120,796
    Hydril Co.*                                                                         30,500        831,125
    National Oilwell, Inc.*                                                             34,900        767,800
    Pride International, Inc.*                                                         102,700      1,932,814
    Rowan Cos., Inc.*                                                                  104,900      2,349,760
    Superior Energy Services, Inc.*                                                     20,400        193,392
    Varco International, Inc.*                                                         107,600      2,108,960
                                                                                                 ------------
                                                                                                 $ 11,059,997
-------------------------------------------------------------------------------------------------------------
  Oils - 2.0%
    Energy Partners Ltd.*                                                               21,700   $    250,635
    Forest Oil Corp.                                                                    77,800      1,954,336
    Newfield Exploration Co.*                                                           62,200      2,335,610
                                                                                                 ------------
                                                                                                 $  4,540,581
-------------------------------------------------------------------------------------------------------------
  PC & Peripheral - 0.2%
    Synaptics, Inc.*                                                                    37,300   $    502,058
-------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.8%
    ICN Pharmaceuticals, Inc.                                                           25,800   $    432,408
    Inspire Phamaceutical, Inc.*                                                        54,000        583,200
    Medicis Pharmaceutical Corp.                                                        20,500      1,162,350
    Pharmaceutical Product Development, Inc.*                                           59,000      1,695,070
    Vertex Pharmaceuticals, Inc.*                                                       26,700        389,820
                                                                                                 ------------
                                                                                                 $  4,262,848
-------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.4%
    A.H. Belo Corp.                                                                     37,900   $    847,444
    Bowne & Co., Inc.                                                                    1,800         23,454
    John Wiley & Sons, Inc., "A"                                                        12,400        324,880
    Lee Enterprises, Inc.                                                               43,000      1,613,790
    McClatchy Co.                                                                       24,300      1,400,166
    Playboy Enterprises, Inc., "B"*                                                     53,559        728,402
    Scholastic Corp.*                                                                   23,500        699,830
                                                                                                 ------------
                                                                                                 $  5,637,966
-------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    American Financial Realty Trust                                                     54,200   $    808,122
-------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 3.9%
    Brinker International, Inc.*                                                        37,100   $  1,336,342
    California Pizza Kitchen, Inc.*                                                     89,200      1,917,800
    Outback Steakhouse, Inc.                                                            43,000      1,677,000
    P.F.Chang's China Bistro, Inc.*                                                      2,400        118,104
    Panera Bread Co.*                                                                   34,200      1,368,000
    Prime Hospitality Corp.*                                                           130,100        872,971
    The Cheesecake Factory*                                                             47,800      1,715,542
                                                                                                 ------------
                                                                                                 $  9,005,759
-------------------------------------------------------------------------------------------------------------
  Retail - 6.6%
    A.C. Moore Arts & Crafts, Inc.*                                                     54,200   $  1,085,626
    Big 5 Sporting Goods Corp.*                                                         17,600        220,528
    Charming Shoppes, Inc.*                                                            225,400      1,120,238
    Guitar Center, Inc.*                                                                21,900        635,100
    Hot Topic, Inc.*                                                                    27,900        750,789
    O'Reilly Automotive, Inc.*                                                          50,800      1,696,212
    Petco Animal Supplies, Inc.*                                                        82,760      1,799,202
    PETsMART, Inc.*                                                                    156,900      2,615,523
    Pier 1 Imports, Inc.                                                                65,800      1,342,320
    Regis Corp.                                                                         82,350      2,392,268
    Sharper Image Corp.*                                                                11,600        316,332
    Too, Inc.*                                                                          68,600      1,389,150
                                                                                                 ------------
                                                                                                 $ 15,363,288
-------------------------------------------------------------------------------------------------------------
  Telecommunications - 2.7%
    ADTRAN, Inc.                                                                        29,700   $  1,523,313
    Advanced Fibre Communications, Inc.*                                               114,420      1,861,613
    Emulex Corp.*                                                                       48,900      1,113,453
    F5 Networks, Inc.*                                                                   9,400        158,390
    McDATA Corp., "A"*                                                                  39,100        573,597
    McDATA Corp., "B"*                                                                  75,500      1,094,750
                                                                                                 ------------
                                                                                                 $  6,325,116
-------------------------------------------------------------------------------------------------------------
  Transportation - 0.4%
    C.H. Robinson Worldwide, Inc.                                                       12,700   $    451,612
    UTi Worldwide, Inc                                                                  15,500        483,445
                                                                                                 ------------
                                                                                                 $    935,057
-------------------------------------------------------------------------------------------------------------
  Trucking - 3.2%
    Heartland Express, Inc.*                                                            72,603   $  1,615,417
    J.B. Hunt Transport Services, Inc.*                                                 28,100      1,060,775
    Knight Transportation, Inc.*                                                        70,200      1,747,980
    Swift Transportation, Inc.*                                                         89,900      1,673,938
    Werner Enterprises, Inc.                                                            66,266      1,404,839
                                                                                                 ------------
                                                                                                 $  7,502,949
-------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                $215,124,383
-------------------------------------------------------------------------------------------------------------
Foreign Stocks - 3.1%
  Bermuda - 0.3%
    W.P. Stewart & Co., Ltd. (Brokerage & Asset Managers)                                6,300   $    141,120
    Xoma Ltd.*                                                                         106,200        566,046
                                                                                                 ------------
                                                                                                     $707,166
-------------------------------------------------------------------------------------------------------------
  Canada - 1.8%
    ATI Technologies, Inc. (Electronics)*                                               61,000   $    622,200
    Open Text Corp. (Computer Software)*                                                49,400      1,395,550
    Zarlink Semiconductor, Inc. (Electronics)*                                         429,200      2,227,548
                                                                                                 ------------
                                                                                                 $  4,245,298
-------------------------------------------------------------------------------------------------------------
  Cayman Islands - 0.2%
    02Micro International Ltd.* (Electronics)                                           30,400   $    489,744
-------------------------------------------------------------------------------------------------------------
  France - 0.2%
    Business Objects SA, ADR (Computer Software - Systems)*                             20,800   $    456,560
-------------------------------------------------------------------------------------------------------------
  Israel - 0.1%
    AudioCodes Ltd. (Electronics)*                                                      13,400   $     61,774
-------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.5%
    Willis Group Holdings Ltd. (Insurance)                                              38,390   $  1,180,492
-------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                             $  7,141,034
-------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $183,653,393)                                                     $222,265,417
-------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.2%
-------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 7/01/03                                                        $1,696   $  1,696,000
    Federal National Mortgage Assn., due 7/01/03                                         1,475      1,475,000
    General Electric Capital Corp., due 7/01/03                                          4,390      4,390,000
-------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                  $  7,561,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $191,214,393)                                                $229,826,417
Other Assets, Less Liabilities - 1.2%                                                               2,737,028
-------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                              $232,563,445
-------------------------------------------------------------------------------------------------------------
  * Non-income producing security.
(+) Restricted security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
------------------------------------------------------------------------------
JUNE 30, 2003
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $191,214,393)           $229,826,417
  Cash                                                                     305
  Receivable for investments sold                                    3,756,909
  Receivable for fund shares sold                                    2,540,285
  Interest and dividends receivable                                     63,589
  Other assets                                                           5,790
                                                                  ------------
      Total assets                                                $236,193,295
                                                                  ------------
Liabilities:
  Payable for investments purchased                               $  3,404,092
  Payable for fund shares reacquired                                   162,156
  Payable to affiliates -
    Management fee                                                      13,805
    Shareholder servicing agent fee                                        138
    Administrative fee                                                     322
  Accrued expenses and other liabilities                                49,337
                                                                  ------------
      Total liabilities                                           $  3,629,850
                                                                  ------------
Net assets                                                        $232,563,445
                                                                  ------------
Net assets consist of:
  Paid-in capital                                                 $334,358,095
  Unrealized appreciation on investments                            38,612,024
  Accumulated net realized loss on investments                    (140,406,674)
                                                                  ------------
      Total                                                       $232,563,445
                                                                  ------------
Shares of beneficial interest outstanding                          15,014,477
                                                                   ----------

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)           $15.49
                                                                     ------

See notes to financial statements.

Statement of Operations
----------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2003
----------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $    825,351
    Interest                                                          79,917
    Foreign taxes withheld                                              (611)
                                                                ------------
      Total investment income                                   $    904,657
                                                                ------------
  Expenses -
    Management fee                                              $  1,909,465
    Trustees' compensation                                            12,638
    Shareholder servicing agent fee                                   19,095
    Administrative fee                                                21,176
    Custodian fee                                                    115,771
    Printing                                                           4,945
    Auditing fees                                                     36,996
    Legal fees                                                         1,472
    Miscellaneous                                                     39,291
                                                                ------------
      Total expenses                                            $  2,160,849
    Fees paid indirectly                                              (4,686)
                                                                ------------
      Net expenses                                              $  2,156,163
                                                                ------------
        Net investment loss                                     $ (1,251,506)
                                                                ------------
Realized and unrealized gain (loss) on investments:
  Net realized loss on investments (identified cost basis)      $(49,172,394)
                                                                ------------
  Change in unrealized appreciation on investments                $8,033,423
                                                                ------------
      Net realized and unrealized loss on investments and
        foreign currency transactions                           $(41,138,971)
                                                                ------------
        Decrease in net assets from operations                  $(42,390,477)
                                                                ------------

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                                     2003             2002
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                          $  (1,251,506)   $  (3,659,983)
  Net realized loss on investments                                               (49,172,394)     (39,532,934)
  Net unrealized gain (loss) on investments and foreign currency translation       8,033,423      (98,672,381)
                                                                               -------------    -------------
    Decrease in net assets from operations                                     $ (42,390,477)   $(141,865,298)
                                                                               -------------    -------------
Net decrease in net assets from fund share transactions                        $(123,159,156)   $(131,101,201)
                                                                               -------------    -------------
    Total decrease in net assets                                               $(165,549,633)   $(272,966,499)
Net assets:
  At beginning of period                                                         398,113,078      671,079,577
                                                                               -------------    -------------

  At end of period (including accumulated net investment loss of $0 and $0,
    respectively)                                                              $ 232,563,445    $ 398,113,078
                                                                               -------------    -------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years.
Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                                               ----------------------------------------------------------------
                                                                    2003           2002          2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                             $16.44         $21.55        $31.39       $22.20       $22.95
                                                                  ------         ------        ------       ------       ------
Income from investment operations# -
  Net investment loss(S)                                          $(0.07)        $(0.12)       $(0.10)      $(0.12)      $(0.08)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                               (0.88)         (4.99)        (1.33)       11.76         0.98
                                                                  ------         ------        ------       ------       ------
      Total from investment operations                            $(0.95)        $(5.11)       $(1.43)      $11.64       $ 0.90
                                                                  ------         ------        ------       ------       ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                  $ --           $ --          $(6.26)      $(2.45)      $(1.65)
  In excess of net realized gain on investments and foreign
    currency transactions                                           --             --           (2.08)        --           --
  From paid-in capital                                              --             --           (0.07)        --           --
                                                                  ------         ------        ------       ------       ------

      Total distributions declared to shareholders                $ --           $ --          $(8.41)      $(2.45)      $(1.65)
                                                                  ------         ------        ------       ------       ------
Net asset value - end of period                                   $15.49         $16.44        $21.55       $31.39       $22.20
                                                                  ------         ------        ------       ------       ------
Total return                                                       (5.78)%       (23.71)%       (3.46)%      54.04%        4.69%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        0.84%          0.84%         0.82%        0.82%        0.79%
  Net investment loss                                              (0.49)%        (0.65)%       (0.40)%      (0.46)%      (0.41)%
Portfolio turnover                                                    96%            87%           53%          90%          78%
Net assets at end of period (000 Omitted)                       $232,563       $398,113      $671,080     $744,487     $444,822

(S) Through December 31, 1998, the investment adviser contractually agreed to maintain the expenses of the fund at not more than 0.75% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                           $ --           $ --          $ --         $ --         $(0.09)
    Ratios (to average net assets):
      Expenses##                                                    --             --            --           --           0.83%
      Net investment loss                                           --             --            --           --          (0.45)%
# Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Emerging Equities Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $2,472 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's other expenses were reduced by $2,214 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, and real estate investment trusts.

During the year ended June 30, 2003, accumulated net investment loss decreased by $1,251,506, and paid-in capital decreased by $1,251,506 due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or net asset value per share.

As of June 30, 2003, the components of accumulated losses on a tax basis were as follows:

              Capital loss carryforward                $(129,225,329)
              Unrealized appreciation                     34,144,512
              Post-October capital loss deferral          (6,713,832)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2010, ($64,968,651) and June 30, 2011 ($64,256,678). Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion               0.0175%
              Next $2.5 billion              0.0130%
              Next $2.5 billion              0.0005%
              In excess of $7 billion        0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $244,621,651 and $374,749,650, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $195,681,905
                                                                 ------------
Gross unrealized appreciation                                    $ 39,227,855
Gross unrealized depreciation                                      (5,083,343)
                                                                 ------------
    Net unrealized appreciation                                  $ 34,144,512
                                                                 ------------

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                        YEAR ENDED JUNE 30, 2003      YEAR ENDED JUNE 30, 2002
                     ---------------------------   ---------------------------
                          SHARES          AMOUNT        SHARES          AMOUNT
------------------------------------------------------------------------------
Shares sold            5,384,934     $76,272,507     7,691,466    $137,258,261
Shares reacquired    (14,587,825)   (199,431,663)  (14,619,893)   (268,359,462)
                     -----------   -------------   -----------   -------------
    Net decrease      (9,202,891)  $(123,159,156)   (6,928,427)  $(131,101,201)
                     -----------   -------------   -----------   -------------

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $895 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year. (7) Restricted SecuritiesThe fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2003, the fund owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.26% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                     DATE OF        SHARE
DESCRIPTION      ACQUISITION       AMOUNT         COST         VALUE
----------------------------------------------------------------------
Autobytel, Inc.      6/20/03      107,100     $578,340      $595,690

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Emerging Equities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Emerging Equities Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Emerging Equities Fund as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 14, 2003

FEDERAL TAX INFORMATION (Unaudited)

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        IEE-ANN  8/03  90

ITEM 2.  CODE OF ETHICS.

Not applicable at this time. Applicable for annual reports filed for fiscal years ending on or after July 15, 2003.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time. Applicable for annual reports filed for fiscal years ending on or after July 15, 2003.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If applicable, not applicable at this time. Applicable for annual reports filed on or after July 1, 2003.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information requir ed to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

ITEM 10.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

     (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

     [If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of
     Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.][The submission of Section 906 certifications has been proposed by the SEC, but has not yet been finalized. The SEC has encouraged issuers to submit Section 906 certifications as an exhibit to Form N-CSR until the final rule has been adopted. Please see Proposed Rule: Certification of Disclosure in Certain Exchange Act Reports, Release No. 33-8212 (March 21, 2003)].

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS INSTITUTIONAL TRUST
             -------------------------------------------------------------------


By (Signature and Title)*  /s/ JOHN W. BALLEN
                           -----------------------------------------------------
                           John W. Ballen, President

Date:  August 25, 2003
       ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)* /s/ JOHN W. BALLEN
                          ------------------------------------------------------
                          John W. Ballen, President
                          (Principal Executive Officer)

Date:  August 25, 2003
       ---------------

By (Signature and Title)* /s/ RICHARD M. HISEY
                          ------------------------------------------------------
                          Richard M. Hisey, Treasurer
                          (Principal Financial Officer and Accounting Officer)

Date:  August 25, 2003
       ---------------

* Print name and title of each signing officer under his or her signature.